File No. 811-524


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 103                                 [ X ]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]

     Amendment No. 103                                                 [ X ]

                     (Check appropriate box or boxes.)

                       THE DREYFUS/LAUREL FUNDS TRUST
            ___________________________________________________
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                             John E. Pelletier
                                 Secretary
                       The Dreyfus/Laurel Funds Trust
                              Municipal Funds
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----
      X   on May 1, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----
If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940, Registrant's Rule 24f-2 Notice for fiscal year ended December 31, 1996 was filed on February 27, 1997.

                           DREYFUS CORE VALUE FUND
                 Investor, Class R and Institutional Shares
                     DREYFUS PREMIER MANAGED INCOME FUND
                Cross-Reference Sheet Pursuant to Rule 495(a)
          ________________________________________________________

Items in
Part A of                                    Prospectus
Form N-1A      Caption                       Caption
________       _______                       __________

   1           Cover Page                    Cover Page
                                             Expense Summary

   2           Synopsis                      Expense Summary

   3           Condensed Financial           Financial Highlights
               Information

   4           General Description of        Investment Objective and
               Registrant                    Policies; Further Information
                                             About The Fund

   5           Management of the Fund        Further Information About
                                             The Funds; Management

   5(a)        Management's Discussion       Management's Discussion
               of Fund's Performance         of Fund's Performance

   6           Capital Stock and             Cover Page; Investor
               Other Securities              Line; Distribution; Taxes;

   7           Purchase of Securities        Expense Summary;
                                             Being Offered Alternative
                                             Purchase Methods; Special
                                             Shareholder Services; How to
                                             invest in The Dreyfus/Laurel
                                             Funds; Distribution and Service
                                             Plans; How to Exchange your
                                             Investment From One Fund to
                                             Another;

   8           Redemption or                 How to Redeem Shares
               Repurchase

   9           Pending Legal                 N.A.
               Proceedings

                           DREYFUS CORE VALUE FUND
                 Investor, Class R and Institutional Shares
                     DREYFUS PREMIER MANAGED INCOME FUND
          Cross-Reference Sheet Pursuant to Rule 495(a) (Continued)
          ________________________________________________________


Items in
Part C of
Form N-1A
_________

   22               Calculation of                     Performance Data
                    Performance Data

   23               Financial Statements               Financial Statements

   24               Financial Statements and Exhibits       C-1

   25               Persons Controlled by or Under          C-4
                    Common Control with Registrant

   26               Number of Holders of Securities         C-4

   27               Indemnification                         C-4

   28               Business and Other Connections of       C-15

   31               Management Services                     C-15

   32               Undertakings                            C-15



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PROSPECTUS                                                         May 1, 1997


                          Dreyfus Core Value Fund
------------------------------------------------------------------------------


        DREYFUS CORE VALUE FUND (THE "FUND") IS A SEPARATE, DIVERSIFIED PORTFOLIO OF THE DREYFUS/LAUREL FUNDS TRUST, AN OPEN-END MANAGEMENT INVESTMENT COMPANY (THE "COMPANY"), KNOWN AS A MUTUAL FUND. THE FUND SEEKS LONG-TERM GROWTH OF CAPITAL, WITH CURRENT INCOME AS A SECONDARY OBJECTIVE, PRIMARILY THROUGH EQUITY INVESTMENTS, SUCH AS COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCK.


        BY THIS PROSPECTUS, THE FUND IS OFFERING INVESTOR SHARES AND CLASS R SHARES. INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK, N.A. ("MELLON BANK") AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF THE FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUND'S DISTRIBUTOR AND BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS (INCLUDING MELLON BANK AND ITS AFFILIATES) (COLLECTIVELY, "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT ("AGREEMENT") WITH PREMIER MUTUAL FUND SERVICES, INC. (THE "DISTRIBUTOR").


        SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        SHARES OF THE FUND MAY BE PURCHASED OR REDEEMED BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997 ("SAI"), WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE SEC MAINTAINS A WEB SITE (HTTP://WWW. SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE SAI, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK, 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.


        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES.


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                            Table of Contents
                                                                 Page
  Expense Summary.................................                 4
  Financial Highlights............................                 5
  Description of the Fund.........................                 7
  Management of the Fund..........................                11
  How to Buy Fund Shares..........................                13
  Shareholder Services............................                15
  How to Redeem Fund Shares.......................                19
  Distribution Plan ..............................                21
  Dividends, Other Distributions and Taxes........                22
  Performance Information.........................                23
  General Information.............................                24
                                     Page 2

                      [This Page Intentionally Left Blank]
                                     Page 3




                                 EXPENSE SUMMARY
Shareholder Transaction Expenses:                               Investor Shares         Class R Shares
                                                                ---------------         ---------------
    Maximum Sales Load Imposed on Purchases......                     none                   none
    Maximum Sales Load Imposed on Reinvestments..                     none                   none
    Deferred Sales Load..........................                     none                   none
    Redemption Fee...............................                     none                   none
    Exchange Fee.................................                     none                   none
Estimated Annual Fund Operating Expenses:
    (as a percentage of net assets)
    Management Fee...............................                    0.90%                  0.90%
    12b-1 Fee1...................................                    0.25%                   none
    Other Expenses2..............................                    0.00%                  0.00%
                                                                    ------                 ------
    Total Fund Operating Expenses................                    1.15%                  0.90%
 Example:
             You would pay the following expenses
             on a $1,000 investment, assuming (1) a 5% annual
             return and (2) redemption at the end of each
             time period:                                       Investor Shares         Class R Shares
                                                                ---------------         ---------------
           1 Year                                                     $ 12                  $  9
           3 Years                                                    $ 37                  $ 29
           5 Years                                                    $ 63                  $ 50
           10 Years                                                   $140                  $111
1  See "Distribution Plan" for a description of the Fund's Distribution Plan for the Investor shares.
2  Does not include fees and expenses of the non-interested Trustees (including counsel). The investment manager is contractually required to reduce its management fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be less than .01% of the Fund's net assets. (See "Management of the Fund.")

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan."
        The Company understands that Agents (including Mellon Bank and its affiliates) may charge fees to their clients who are owners of Fund shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Agreement with the Distributor. The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.
        In addition to Investor shares and Class R shares, the Fund offers Institutional shares to those shareholders who have held shares of a predecessor class of the Fund since April 4, 1994. Institutional shares are offered through a separate prospectus. Institutional shares are subject to a 12b-1 fee at an annual rate of up to 0.15% of average daily net assets. Estimated total annual fund operating expenses for Institutional shares are 1.05% of average daily net assets.
                                     Page 4
                          FINANCIAL HIGHLIGHTS

The tables below are based upon a single Investor or Class R share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements, related notes and report of independent auditors that appear in the Fund's Annual Report dated December 31, 1996 and which are incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended December 31, 1996 have been audited by KPMG Peat Marwick LLP, independent auditors. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.




DREYFUS CORE VALUE FUND
For an Investor Share outstanding throughout each year.(1)

                            Year      Year       Year       Year       Year      Year     Year       Year     Year      Year
                            Ended     Ended      Ended      Ended      Ended     Ended    Ended      Ended    Ended     Ended
                         12/31/96**  12/31/95  12/31/94### 12/31/93## 12/31/92  12/31/91 12/31/90## 12/31/89 12/31/88  12/31/87
                         ----------  --------  ----------- ---------- --------  -------- ---------- -------- --------  --------
Net asset value,
  beginning of year......    $30.13    $24.56      $27.80     $25.46    $27.40    $23.20     $27.49   $28.65   $26.07    $32.40
                            -------   -------     -------    -------   -------   -------    -------  -------  -------   -------
Income from investment
  operations:
Net investment income.        0.31      0.41        0.42       0.31      0.36      0.39       0.55     0.87     0.54      0.76
Net realized and unrealized
gain/(loss) on investments    6.03      8.24       (0.29)      3.86      0.70      4.88      (4.23)    6.12     4.51     (0.41)
                            -------   -------     -------    -------   -------   -------    -------  -------  -------   -------
Total from investment
  operations                  6.34      8.65        0.13       4.17      1.06      5.27      (3.68)    6.99     5.05      0.35
                            -------   -------     -------    -------   -------   -------    -------  -------  -------   -------
Less distributions:
Distributions from net
  investment income...       (0.30)    (0.45)      (0.40)     (0.30)    (0.36)    (0.50)     (0.55)   (0.55)   (0.59)    (1.32)
Distributions from net realized
  gains on investments       (5.77)    (2.63)      (2.97)     (1.53)    (2.64)    (0.57)     (0.06)   (7.60)   (1.88)    (5.36)
                            -------   -------     -------    -------   -------   -------    -------  -------  -------   -------
Total Distributions...       (6.07)    (3.08)      (3.37)     (1.83)    (3.00)    (1.07)     (0.61)   (8.15)   (2.47)    (6.68)
                            -------   -------     -------    -------   -------   -------    -------  -------  -------   -------
Net asset value,
  end of year               $30.40    $30.13      $24.56     $27.80    $25.46    $27.40     $23.20   $27.49   $28.65    $26.07
                            =======   =======     =======    =======   =======   =======    =======  =======  =======   =======
Total Return......           21.44%    35.56%       0.38%     16.51%     4.03%    22.87%    (13.44)%  24.96%   19.54%     0.27%
                            -------   -------     -------    -------   -------   -------    -------  -------  -------   -------
Ratios to average net assets/
Supplemental Data:
Net assets,
  end of year (000's)     $486,816  $401,674    $317,868   $349,813  $423,286  $508,971   $474,998 $640,116 $542,510  $431,630
Ratio of expenses to
  average net assets..        1.13%     1.13%       1.11%      1.15%     1.22%     1.20%      1.26%    1.23%    1.31%     0.95%
Ratio of net investment
  income to average
  net assets..                0.96%     1.43%       1.47%      1.13%     1.33%     1.61%      1.96%    2.75%    2.14%     2.16%
Decrease reflected in
  above expense ratios
  due to undertakings
  by Dreyfus                  0.02%     0.02%      .0.01%     .0.01%       --        --         --       --       --        --
Portfolio turnover rate      88.46%    54.42%         73%        75%       66%      157%       180%     111%      24%       46%
Average commission
  rate paid*                $.0522        --          --         --        --        --         --       --       --        --
-----------------
(1) On February 1, 1993, the Fund began offering Institutional Class shares. Shares outstanding prior to February 1, 1993 were redesignated as Retail Class shares. Effective April 4, 1994, the Retail shares were redesignated as Investor Shares.
+  Total return represents aggregate total return for the periods indicated.
++ Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and/or investment manager, the annualized ratio of operating expenses to average net assets for the years ended December 31,
1994 and 1993 would have been 1.12% and 1.16%, respectively.
 # Without the voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or investment manager, net investment income for the years ended December 31,
1994 and 1993 would have been $0.42 and $0.31, respectively.
 ## Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for this year because the use of the undistributed method did not accord with results of operations.
### Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From
April 4, 1994 through October 16, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the
Fund's investment manager.
*  For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
** For the fiscal year ended December 31, 1996, Dreyfus voluntarily waived its management fee by 0.02% of the value of the Fund's average daily net assets.


                                     Page 5

                       FINANCIAL HIGHLIGHTS (CONTINUED)
DREYFUS CORE VALUE FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.



                                                                 Year                Year             Period
                                                                Ended               Ended             Ended
                                                               12/31/96##          12/31/95          12/31/94*#
                                                               ----------         ----------         ----------
Net asset value, beginning of period                             $30.18             $24.56             $28.45
                                                                 -------            -------            -------
Income from investment operations:
        Net investment income                                      0.36               0.62               0.29
        Net realized and unrealized gain (loss) on investments     6.08               8.16              (0.83)
                                                                 -------            -------            -------
Total from investment operations                                   6.44               8.78              (0.54)
                                                                 -------            -------            -------
Less distributions:
Distributions from net investment income                          (0.39)             (0.53)             (0.38)
Distributions from net realized gains on investments              (5.77)             (2.63)             (2.97)
                                                                 -------            -------            -------
Total Distributions                                               (6.16)             (3.16)             (3.35)
                                                                 -------            -------            -------
Net asset value, end of period                                   $30.46             $30.18             $24.56
                                                                 =======            =======            =======
Total return                                                      21.74%             36.05%             (2.31)%**
                                                                 -------            -------            -------
Ratios to average net assets / supplemental data:
        Net Assets, end of period (in 000's)                    $11,618               $185             $1,070
        Ratio of expenses to average net assets                    0.88%              0.88%              0.35%**
        Ratio of net investment income to average net assets       1.23%              1.93%              0.70%**
        Decrease reflected in above expense ratios
        due to undertaking by Dreyfus                              0.02%              0.02%              0.01%**
Portfolio turnover rate                                           88.46%             54.42%                73%
Average commission  rate paid***.                                $.0522                --                 --
    * On August 4, 1994, the Fund commenced selling Trust shares. Effective October 17, 1994, the Trust shares were redesignated as Class R shares.
   ** Not annualized.
    + Total return represents aggregate total return for the periods indicated.
   ++ Without the voluntary reimbursement of expenses and/or waiver of fees by the investment manager, the ratio of expenses to average net assets for the year ended December 31, 1994 would have been 0.88%.
    # From April 4, 1994 through October 16, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17,
      1994, Dreyfus began serving as the Fund's investment manager.
  *** For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
   ## For the fiscal year ended December 31, 1996, Dreyfus
      voluntarily waived its management fee by 0.02% of the value of the
      Fund's average daily net assets.

                                     Page 6

                          DESCRIPTION OF THE FUND
GENERAL


        By this Prospectus, the Fund is offering Investor shares and Class R shares (Class R shares of the Fund were formerly called Trust Shares). Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Distributor and by Agents that have entered into an Agreement with the Distributor. If shares of the Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to the Fund's transfer agent or to the Distributor. Distribution and shareholder servicing fees paid by Investor shares will cause Investor shares to have a higher expense ratio and pay lower dividends than Class R shares.


INVESTMENT OBJECTIVE
        The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stocks.
MANAGEMENT POLICIES
        Securities are selected for the Fund based on a quantitative and qualitative study of trends in industries and companies, earning power, growth features and other investment criteria. Major emphasis is placed on industries and issuers that are considered by Dreyfus to have characteristics that reflect attractive valuations as compared to the stock market as a whole such as a low price to earnings ratio, a low ratio of market price to book value and better than average cash flows. Dreyfus also focuses on other "value" oriented investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of operating policy, the Fund will not invest more than 25% of its total assets in any one industry.
        Up to 20% of the Fund's total assets may be invested in foreign securities. Such investments will be made principally in foreign equity securities. The Fund may invest up to 5% of its total net assets in fixed-income securities of companies that are close to entering, or already in, reorganization proceedings. These obligations will likely be rated below the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"). See "Certain Portfolio Securities_Low-Rated and Comparable Unrated Securities." In addition, the Fund may write covered put and call options on its portfolio securities, and purchase and write put and call options on stock indexes. The Fund may also lend its portfolio securities. These techniques are discussed below under "Investment Techniques."
        The Fund may reduce the proportion of its investments in equity securities and temporarily invest its assets in fixed-income securities and in U.S. Government Securities and other high-grade, short-term money market instruments, including repurchase agreements with respect to such instruments, when, in the opinion of Dreyfus, a defensive posture is warranted. To this extent, the Fund may not achieve its investment objective. INVESTMENT TECHNIQUES
        In connection with its investment objectives and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
                                     Page 7

        SECURITIES LENDING. From time to time, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. Such loans will not exceed 331/3% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.
        COVERED OPTION WRITING. From time to time, the Fund may write covered put and call options on portfolio securities and may purchase put and call options on securities. The Fund could realize fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund forfeits the right to any appreciation in the value of the underlying security while the option is outstanding. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at the specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period.
        Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.
        Whenever the Fund writes a call option it will continue to own or to have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (a) deposit with the Fund's custodian in a segregated account, cash, U.S. Government Securities or other high grade debt obligations having a value at least equal to the exercise price of the underlying securities or
(b) continue to own the equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with the Fund's custodian in a segregated account).
        The Fund may engage in a closing purchase transaction to realize a profit or limit a loss, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will ordinarily write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market.
CERTAIN PORTFOLIO SECURITIES
        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possi-
                                     Page 8

ble imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers.
Determinations as to the liquidity of investments in Section 4(2) paper and Rule 144A securities will be made by the Company's Board of Trustees or by Dreyfus pursuant to guidelines established by the Board of Trustees. The
Board or Dreyfus will consider the availability of reliable price information and other relevant information in making such determinations. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule
144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
        LOW-RATED AND COMPARABLE UNRATED SECURITIES. Low-rated and comparable unrated securities (collectively referred to in this discussion as "low-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and to repay principal in accordance with the terms of the obligation. While the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated securities are generally unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses
                                     Page 9

to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Further information regarding security ratings is contained in the SAI.
        STOCK INDEX OPTIONS. The Fund may purchase and write exchange-listed put and call options on stock indexes to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. (Examples of well-known stock indexes are the Standard & Poor's 500 Composite Stock Price Index and the New York Stock Exchange Composite Index.) Options on stock indexes are similar to options on securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.
        The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's stock instruments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the portfolio being hedged correlate with price movements in the stock index selected.
        REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed above.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended ("1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for long-term growth of capital and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
RISK FACTORS
        As with any equity fund, the value of your investment in the Fund may fluctuate in response to movements in the stock market as a whole. In addition, the ability of the Fund to invest in foreign securities, illiquid securities and low-rated and unrated debt securities, and to purchase and sell certain instruments
                                     Page 10

(including writing certain options), may increase the Fund's investment risks and opportunities. See "Certain Portfolio Securities" and "Investment Techniques-Covered Options Writing" in this Prospectus and "Investment Objectives and Management Policies" in the SAI.
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objectives, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objectives, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.
                           MANAGEMENT OF THE FUND
        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.
        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objectives, policies and restrictions.


        The Fund is managed by a committee of portfolio managers of Dreyfus and no person is primarily responsible for making recommendations to the committee. This committee also comprises the Equity Policy Group of The Boston Company Asset Management, Inc. which is an indirect wholly-owned subsidiary of Mellon.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1996, including $86 billion in mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-
                                     Page 11

investment services, such as custodial or administration services, for more than $1,046 billion in assets, including approximately $57 billion in mutual fund assets.
        Under the Investment Management Agreement, the Fund is contractually obligated to pay a fee computed daily, and paid monthly, at the annual rate of .90% of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for a portion of the non-investment advisory expenses that are not paid by such companies' investment advisers. Although Dreyfus does not pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended December 31, 1996, the Fund paid Dreyfus 0.88% of its average daily net assets in investment management fees (net of fees waived).

        For the fiscal year ended December 31, 1996, total operating expenses (excluding Rule 12b-1 fees) (net of fees waived) of the Fund were 0.88% of the average daily net assets of the Investor Class, the Institutional Class and Class R, respectively.

        In addition, Investor and Institutional shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan."

        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Agents in respect of these services.


        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, administered or advised by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objectives, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.
                                     Page 12

                             HOW TO BUY FUND SHARES
        GENERAL. Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Agreements with the Distributor. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. A "Retirement Plan" is a certain qualified or non-qualified employee benefit plan or other program, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments. Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Agents effecting transactions in Fund shares may charge their clients direct fees in connection with such transactions.
        In addition to Investor shares and Class R shares, the Fund also offers Institutional shares through a separate prospectus. Institutional shares are not subject to a sales charge on purchases or on redemptions. Institutional shares are subject to a Rule 12b-1 fee at an annual rate of up to 0.15% of the Fund's average net assets attributable to Institutional shares. Institutional shares are offered to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the Fund on April 4, 1994. For more information concerning Institutional shares, see the current prospectus for Institutional shares.
        Stock certificates are issued only upon your written request. The
Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
        Investor shares are also offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program (described under "Shareholder Services"). These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.
        The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amounts that may be contributed annually to Retirement Plans. These limitations apply with respect to participants at the plan level, but generally do not directly affect the amount of plan assets that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.
                                     Page 13

        You may purchase Investor shares and Class R shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." For accounts other than Dreyfus retirement plan accounts, payments which are mailed should be sent to Dreyfus Core Value Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."

        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the DDA# 044210/Dreyfus Core Value Fund and applicable class for purchase of Fund shares in your name. The wire must indicate which Class of shares is being purchased and it must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS
        "4440" Dreyfus Core Value Fund/Class R shares;
        "4010" Dreyfus Core Value Fund/Investor shares.
        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The
                                     Page 14

Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for Investor shares and Class R shares is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:
        The portfolio securities of the Fund listed or traded on a stock exchange, except as otherwise noted, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.
        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Transfer Agent in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Investment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.
        The public offering price of Investor shares and Class R shares, both of which are offered on a continuous basis, is the NAV of that Class.
        DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer
Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                            SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of certain other eligible funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you.
If you desire to use this ser-
                                     Page 15

vice, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. Shareholders are limited to six exchanges out of the Fund during the calendar year. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "NO" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-645-6561. If calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by you.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load or, (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a qualified Retirement
Plan) may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE

        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE DREYFUS AUTO-EXCHANGE PRIVILEGE MAY BE MADE
                                     Page 16

ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder (other than a tax-exempt Retirement Plan) may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if to Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and other distributions, if any, paid by the Fund in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
                                     Page 17

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS STEP PROGRAM
        Dreyfus Step Program enables you to purchase Investor shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.
You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Investor shares through Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 on either a monthly or quarterly basis) if you have a $5,000 minimum account.
        Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the
                                     Page 18

Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566;
for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                          HOW TO REDEEM FUND SHARES


        GENERAL. You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.



        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the NAV of your account is $500 or less and remains so during the notice period.


        PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.


        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a
                                     Page 19

telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.


        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts to the Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
                                     Page 20

        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.




        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                              DISTRIBUTION PLAN
        Investor shares and Institutional shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Investor shares and Institutional shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares, and 0.15% of its average daily net assets attributable to Institutional shares, to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor and Institutional shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Investor shares or Institutional shares of the Fund.
        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                                     Page 21

                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares and pays dividends from its net investment income, if any, four times yearly and distributes net realized capital gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class are calculated at the same time and in the same manner and are in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class.
Investor shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Investor shares. See "Expense Summary."
        Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash or to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV.
        It is expected that the Fund will continue to qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code.
        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), paid by the Fund are taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in additional Fund shares. Distribution s from the Fund's net capital gain (the excess of net long-term capital gain over short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
        Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Capital gain distributions paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and capital gain distributions, if any, paid during the year.
        Dividends and other distributions paid by the Fund to qualified retirement plans ordinarily will not be subject to taxation until the proceeds are distributed from the retirement plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordi-
                                     Page 22

nary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a retirement plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a retirement plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified retirement plan does not elect to have the eligible rollover distribution paid directly from the Plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
        With respect to individual investors and certain non-qualified retirement plans, Federal laws and regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, capital gain distributions and any redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to such a shareholder if the shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS that the shareholder is being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or that a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                            PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of the Investor shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
                                     Page 23

        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV of such class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, Standard and Poor's 500 Composite Stock Price Index, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                              GENERAL INFORMATION


        The Company was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979 under the name The Boston Company Fund, changed its name effective April 4, 1994 to The Laurel Funds Trust, and then changed its name to The Dreyfus/Laurel Funds Trust on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as a management investment company. The Fund is one of three investment portfolios authorized by the Company's Board of Trustees. The Fund's shares are classified into three Classes_ Institutional shares, Investor shares and Class R shares. The Company's Agreement and Declaration of Trust permits the Board of Trustees to create an unlimited number of investment portfolios (each a "fund") without shareholder approval. The Company may in the future seek to achieve the Fund's investment objectives by investing all of the Fund's net investable assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.


        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as
                                     Page 24

a separate class. Only holders of Investor shares and Institutional shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Company shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                     Page 25
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                                     Page 26

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                                     Page 27

Core Value
Fund --
Investor shares
Class R shares

Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                      312/712p050197
                                     Page 28


------------------------------------------------------------------------------

PROSPECTUS                                                         MAY 1, 1997


                          DREYFUS CORE VALUE FUND
------------------------------------------------------------------------------

        Dreyfus Core Value Fund (the "Fund") is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust, an open-end management investment company (the "Company"), known as a mutual fund. The Fund seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and securities convertible into common stock.


        BY THIS PROSPECTUS, THE FUND IS OFFERING INSTITUTIONAL SHARES. SHARES OF THE FUND ARE SOLD WITHOUT A SALES LOAD. INSTITUTIONAL
SHARES OF THE FUND ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING
FEES.
        SHARES OF THE FUND MAY BE PURCHASED OR REDEEMED BY TELEPHONE USING THE DREYFUS TELETRANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUND'S INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997 ("SAI"), WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST
TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. THE SEC MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF
THE SAI, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
        THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK
OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES.
                                  Table of Contents
                                                                       Page
  Expense Summary.......................................                 3
  Financial Highlights..................................                 4
  Description of the Fund...............................                 5
  Management of the Fund................................                 9
  How to Buy Fund Shares................................                10
  Shareholder Services..................................                12
  How to Redeem Fund Shares.............................                15
  Distribution Plan.....................................                17
  Dividends, Other Distributions and Taxes..............                18
  Performance Information...............................                19
  General Information...................................                20
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

                   [This Page Intentionally Left Blank]
                                    Page 2




EXPENSE SUMMARY
SHAREHOLDER TRANSACTION EXPENSES:                             INSTITUTIONAL SHARES
                                                             ----------------------
  Maximum Sales Load Imposed on Purchases........                     none
  Maximum Sales Load Imposed on Reinvestments....                     none
  Deferred Sales Load............................                     none
  Redemption Fee.................................                     none
  Exchange Fee...................................                     none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee.................................                    0.90%
  12b-1 Fee(1)...................................                    0.15%
  Other Expenses(2)..............................                    0.00%
                                                                     ______
  Total Fund Operating Expenses..................                    1.05%
 EXAMPLE:
                You would pay the following expenses
                on a $1,000 investment, assuming (1) a 5% annual
                return and (2) redemption at the end of each
                TIME PERIOD:                                  INSTITUTIONAL SHARES
                                                             ----------------------
                                                    1 Year           $ 11
                                                    3 Years          $ 33
                                                    5 Years          $ 58
                                                   10 Years          $128
(1) See "Distribution Plan" for a description of the Fund's Distribution Plan for the Institutional shares.
(2) Does not include fees and expenses of the non-interested Trustees (including counsel). The investment manager is contractually required to reduce its management fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be less than .01% of the Fund's net assets.
(See "Management of the Fund.")


------------------------------------------------------------------------------
    THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------
        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Institutional shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National
Association of Securities Dealers, Inc. The information in the foregoing table does not reflect any fee waivers or expense reimbursements that may be in effect. Certain Agents (as described below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plan."
        The Company understands that banks, securities brokers or dealers and other financial institutions (including Mellon Bank and its affiliates) (collectively "Agents") may charge fees to their clients who are owners of Fund shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement (the "Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.


        Institutional shares are offered to holders of shares of a predecessor class of the Fund as of April 4, 1994. The Fund also offers Investor shares and Class R shares. Investor shares are primarily sold to retail investors by the Distributor and by Agents that have entered into an Agreement with the Distributor. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Investor shares and Class R shares are offered pursuant to a separate Prospectus.


                                    Page 3

                             FINANCIAL HIGHLIGHTS


The table below is based upon a single Institutional share outstanding throughout each fiscal year or period and should be read in conjunction with the financial statements, related notes and report of independent auditors that appear in the Fund's Annual Report dated December 31, 1996 and which are incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report for the year ended December 31, 1996 have been audited by KPMG Peat Marwick LLP, independent auditors. Further information about, and management's discussion of, the Fund's performance is contained in the Fund's Annual Report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.



DREYFUS CORE VALUE FUND
FOR AN INSTITUTIONAL SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*


                                                                  Year           YEAR           YEAR          PERIOD
                                                                  ENDED          ENDED          ENDED         ENDED
                                                                12/31/96       12/31/95       12/31/94#      12/31/93
Net asset value, beginning of period                             $30.12         $24.56         $27.80         $25.96
                                                                --------       --------       --------       --------
Income from investment operations:
        Net investment income                                      0.36           0.47           0.47           0.32
        Net realized and unrealized gain (loss) on investments     6.01           8.20          (0.31)          3.38
                                                                 -------        -------        -------        -------
        Total from investment operations                           6.37           8.67           0.16           3.70
                                                                 -------        -------        -------        -------
Less distributions:
        Distributions from net investment income                  (0.34)         (0.48)         (0.43)         (0.33)
        Distributions from net realized gains on investments      (5.77)         (2.63)         (2.97)         (1.53)
                                                                 -------        -------        -------        -------
        Total distributions                                       (6.11)         (3.11)         (3.40)         (1.86)
                                                                 -------        -------        -------        -------
Net asset value, end of period                                   $30.38         $30.12         $24.56         $27.80
                                                                 =======        =======        =======        =======
Total return                                                      21.57%         35.60%          0.49%         14.38%**
                                                                 -------        -------        -------        -------
Ratios to average net assets/supplemental data:
        Net assets, end of period (in 000's)                    $71,894        $75,607        $59,435        $79,656
        Ratio of expenses to average net assets                    1.03%          1.03%          1.02%          0.95%**
        Ratio of net investment income to average net assets       1.07%          1.53%          1.57%          1.13%**
        Decrease reflected in above expense ratios due to
        undertakings by Dreyfus                                    0.02%          0.02%          0.01%            --
Portfolio turnover rate                                          88.46%          54.42%         73.00%          75.00%
Average commission rate paid##                                   $.0522             __             __             __

*  The Fund commenced selling Institutional shares on February 1, 1993.
** Not annualized.
+  Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this year because the use of the undistributed method did not accord with results of operations.
#  Prior to April 4, 1994, the Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994,
   Mellon Bank served as the Fund's investment manager. Effective October 17,
   1994, Dreyfus began serving as the Fund's investment manager.
## For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                                    Page 4

++ For the fiscal year ended December 31, 1996, Dreyfus voluntarily waived its management fee by 0.02% of the value of the Fund's average daily net assets.



                           DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund is a diversified fund that seeks long-term growth of capital, with current income as a secondary objective, primarily through equity investments, such as common stocks and stocks convertible into common stocks.
MANAGEMENT POLICIES
        Securities are selected for the Fund based on a quantitative and qualitative study of trends in industries and companies, earning power, growth features and other investment criteria. Major emphasis is placed on industries and issuers that are considered by Dreyfus to have characteristics that reflect attractive valuations as compared to the stock market as a whole such as a low price to earnings ratio, a low ratio of market price to book value and better than average cash flows. Dreyfus also focuses on other "value" oriented investment criteria. In general, the Fund's investments are broadly diversified over a number of industries and, as a matter of operating policy, the Fund will not invest more than 25% of its total assets in any one industry.
        Up to 20% of the Fund's total net assets may be invested in foreign securities. Such investments will be made principally in foreign equity securities. The Fund may invest up to 5% of its total net assets in fixed-income securities of companies that are close to entering, or already in, reorganization proceedings. These obligations will likely be rated below the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"). See "Certain Portfolio Securities -- Low-Rated and Comparable Unrated Securities". In addition, the Fund may write covered put and call options on its portfolio securities, and purchase and write put and call options on stock indexes to hedge its portfolio. The Fund may also lend its portfolio securities. These techniques are discussed in more detail below under "Investment Techniques."
        The Fund may reduce the proportion of its investments in equity securities and temporarily invest its assets in fixed-income securities and in U.S. Government Securities and other high-grade, short-term money market instruments, including repurchase agreements with respect to such instruments, when, in the opinion of Dreyfus, a defensive posture is warranted. To this extent, the Fund may not achieve its investment objective. INVESTMENT TECHNIQUES
        In connection with its investment objectives and policies, the Fund may employ, among others, the following investment techniques:
        BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
        SECURITIES LENDING. From time to time, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. Such loans will not exceed 331/3% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.
        COVERED OPTION WRITING. From time to time, the Fund may write covered put and call options on portfolio securities and may purchase put and call options on securities. The Fund could realize fees (referred to as "premiums") for granting the rights evidenced by the options. However, in return for the premium, the Fund forfeits the right to any appreciation in the value of the underlying security while the option is outstanding. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at the specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period.
                                    Page 5

        Upon the exercise of a put option written by the Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option.
        Whenever the Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Fund will either (a) deposit with the Fund's custodian in a segregated account, cash, U.S. Government Securities or other high-grade debt obligations having a value at least equal to the exercise price of the underlying securities or
(b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with the Fund's custodian in a segregated account).
        The Fund may engage in a closing purchase transaction to realize a profit or limit a loss, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of the Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will ordinarily write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market.
CERTAIN PORTFOLIO SECURITIES
        FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers, and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
        ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that are readily marketable are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold
                                    Page 6

to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors (such as the Fund) that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. Determinations as to the liquidity of investments in Section 4(2) paper and Rule 144A securities will be made by the Company's Board of Trustees. The Board will consider availability of reliable price information and other relevant information in making such determinations. If a particular investment in Section 4(2) paper or Rule 144A Securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
        LOW-RATED AND COMPARABLE UNRATED SECURITIES. Low-rated and comparable unrated securities (collectively referred to in this discussion as "low rated" securities) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Further information regarding security ratings is contained in the SAI.
        STOCK INDEX OPTIONS. The Fund may purchase and write exchange-listed put and call options on stock indexes to hedge against risks of market-wide price movements. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. (Examples of well-known stock indexes are the Standard & Poor's 500 Composite Stock Price Index and the New York Stock Exchange Composite Index.) Options on stock indexes are similar to options on securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.
        The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's stock investments and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the portfolio being hedged correlate with price movements in the stock index selected.
                                    Page 7

        REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreements transactions in pursuit of its investment objective. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit on illiquid securities stated above.
        OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for long-term growth of capital not for short-term trading profits, Fund's turnover rate of the Fund may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholders, are taxable to them as ordinary income. Nevertheless, security transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
RISK FACTORS
        As with any equity fund, the value of your investment in the Fund may fluctuate in response to movements in the stock market as a whole. In addition, the ability of the Fund to invest in foreign securities, illiquid securities and low-rated and unrated debt securities, and to purchase and sell certain instruments (including writing certain options), may increase the Fund's investment risks and opportunities. See "Certain Portfolio Securities" and "Investment Techniques-Covered Options Writing" in this Prospectus and "Investment Objectives and Management Policies" in the SAI.
        LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331/3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331/3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
        The investment objectives, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objectives, polici-
                                    Page 8

es, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.
                            MANAGEMENT OF THE FUND


        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.

        Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objectives, policies and restrictions.


        The Fund is managed by a committee of portfolio managers of Dreyfus and no person is primarily responsible for making recommendations to the committee. This committee also comprises the Equity Policy Group of The Boston Company Asset Management, Inc. which is an indirect wholly-owned subsidiary of Mellon.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1996, including $86 billion in mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1,046 billion in assets, including approximately $57 billion in mutual fund assets.
        Under the Investment Management Agreement, the Fund is contractually obligated to pay a fee computed daily, and paid monthly, at the annual rate of .90% of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for a portion of the non-investment advisory expenses that are not paid by such companies' investment advisers. Although Dreyfus does not pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) a portion of the investment management fees payable by the Fund. For the fiscal year ended December 31, 1996, the Fund paid Dreyfus 0.88% of its average daily net assets in investment management fees (net of fees waived).
        For the fiscal year ended December 31, 1996, total operating expenses (excluding Rule 12b-1 fees) (net of fees waived) of the Fund were 0.88% of the average daily net assets of the Investor Class, the Institutional Class and Class R, respectively. For more information concerning Investor or Class R shares, see the current prospectus for Investor or Class R shares.
                                    Page 9

        In addition, Institutional and Investor shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plan."


        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Agents in respect of these services.


        In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objectives, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
        DISTRIBUTOR. The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR. Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.
                             HOW TO BUY FUND SHARES
        GENERAL. Institutional shares are offered to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the Fund on April 4, 1994. In addition to Institutional shares, the Fund also offers Investor and Class R shares through a separate prospectus. Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Agreements with the Distributor. Investor and Class R shares are not subject to a sales charge on purchases or redemptions. Investor shares are subject to a Rule 12b-1 fee at an annual rate of up to .25 of 1% of the Fund's average net assets attributable to Investor shares. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. For more information concerning Investor or Class R shares, see the current prospectus for Investor and Class R shares. You may be charged a fee if you effect transactions in Fund shares through an Agent.
        Stock certificates are issued only upon your written request. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $2,500. Subsequent investments must be at least $100.

        Shares may be purchased by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." For accounts other than Dreyfus retirement plan accounts, payments which are mailed should be sent to Dreyfus Core Value Fund, P.O. Box
                                    Page 10

6587, Providence, Rhode Island 02940-6587. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.



        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. To purchase Institutional shares in your name, immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company, together with the DDA# 044121/Dreyfus Core Value Fund and applicable Class for purchase of Fund shares in your name. The wire must indicate which Class of shares is being purchased and it must include your Fund account number, account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4020".
        The Distributor may pay dealers a fee of up to 0.5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for the Institutional shares of the Fund is computed by adding with respect to that class of shares the value of all the class' investments, cash, and other assets, deducting liabilities and dividing the result by number of shares of that class outstanding. The valuation of assets for determining NAV for the Fund may be summarized as follows:
                                    Page 11

        The portfolio securities of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.
        Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.


        NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Transfer Agent in proper form before such close of business are effective on, and will receive the price determined on, that day (except investments made by electronic funds transfer, which are effective two business days after your call). Invest ment, exchange and redemption requests received after such close of business are effective on, and receive the share price determined on, the next business day.


        The public offering price of Institutional shares, Investor shares and Class R shares, all of which are offered on a continuous basis, is the NAV of each respective Class.
        DREYFUS TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Institutional shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452.
                             SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for Institutional shares of the Fund, shares of certain other eligible funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. Shareholders are limited to six exchanges out of the Fund during the calendar year.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "NO" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the
                                    Page 12

account, or by a separate signed Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account, also by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-645-6561. If calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dreyfus Dividend Sweep) selected by you.


        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Institutional shares into funds sold with a sales load. If you are exchanging Institutional shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load or, (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.


        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a qualified Retirement
Plan) may realize a taxable gain or loss.
Dreyfus Auto-Exchange Privilege


        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for Institutional shares of the Fund, in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Institutional shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder (other than a tax-exempt Retirement Plan) may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account des-
                                    Page 13

ignated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587, or, if to Dreyfus retirement plan accounts to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS


        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and other distributions, if any, paid by the Institutional shares of the Fund in shares of certain other eligible funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


        For more information concerning these Privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these Privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you
                                    Page 14

must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 on either a monthly or quarterly basis) if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS
        The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                          HOW TO REDEEM FUND SHARES
        GENERAL. You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed , the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Fund imposes no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE
                                    Page 15

DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the NAV of your account is $500 or less and remains so during the notice period.
        PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's NAV may fluctuate.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 6587, Providence, Rhode Island 02940-6587, or if for the Dreyfus retirement plan accounts to the Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. THESE REQUESTS WILL BE FORWARDED
TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Financial Center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents
Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                                    Page 16

        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's SAI sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem Fund shares (maximum $150,000 per day) by telephone if you checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by calling 1-800-645-6561 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.
                              DISTRIBUTION PLAN
        Institutional and Investor shares are subject to a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Institutional and Investor shares of the Fund bear some of the cost of selling those shares under the Plan. The Plan allows the Fund to spend annually up to 0.15% of its average daily net assets attributable to Institutional shares, and 0.25% of its average daily net assets attributable to Investor shares, to compensate Dreyfus Service Corporation, an affiliate of Dreyfus,
                                    Page 17

for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Institutional and Investor shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Institutional or Investor shares of the Fund.
        The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.
                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        The Fund declares and pays dividends from its net investment income, if any, four times yearly and distributes net realized capital gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class are calculated at the same time and in the same manner and are in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class.
Investor shares will receive lower per share dividends than Institutional and Class R shares because of the higher expenses borne by the Investor shares. Institutional shares will receive lower per share dividends than Class R shares because of the higher expenses borne by the Institutional shares. See "Expense Summary."
        Investors other than qualified retirement plans may choose whether to receive dividends and other distributions in cash or to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares; dividends and other distributions paid to qualified retirement plans are reinvested automatically in additional Fund shares at NAV.
        It is expected that the Fund will continue to qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code.
        Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "divided distributions"), paid by the Fund are taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income whether to the extent of the Fund's earnings and profits received in cash or reinvested in additional Fund shares. Distribution s from the Fund's capital gain (the excess of net long-term capital gain over short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
        Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of
                                    Page 18

a lower rate specified in a tax treaty. Capital gain distributions paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and capital gain distributions, if any, paid during the year.
        Dividends and other distributions paid by the Fund to qualified retirement plans ordinarily will not be subject to taxation until the proceeds are distributed from the retirement plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a retirement plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a retirement plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified retirement plan does not elect to have the eligible rollover distribution paid directly from the Plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
        With respect to individual investors and certain non-qualified retirement plans, Federal laws and regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, capital gain distributions and any redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to such a shareholder if the shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS that the shareholder's subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that a shareholder's TIN is incorrect or if that shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
        The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
                           PERFORMANCE INFORMATION
        For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the
                                    Page 19

performance of the Investor shares should be expected to be lower than that of the Institutional shares and the performance of the Institutional shares should be expected to be lower than that of Class R shares. Performance for each Class will be calculated separately.
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        The Fund may also advertise the yield on a Class of shares. The
Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or one month) period by the NAV of such Class on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings, Standard and Poor's 500 Composite Stock Price Index, the Consumer Price Index, and the Dow Jones Industrial Average. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
                            GENERAL INFORMATION


        The Company was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979 under the name The Boston Company Fund, changed its name effective April 4, 1994 to The Laurel Funds Trust, and then changed its name to The Dreyfus/Laurel Funds Trust on October 17, 1994. The Company is registered with the SEC under the 1940 Act, as a management investment company. The Fund is one of three investment portfolios authorized by the
                                    Page 20

Company's Board of Trustees. The Fund's shares are classified into three Classes_ Institutional shares, Investor shares and Class R. The Company's Agreement and Declaration of Trust permits the Board of Trustees to create an unlimited number of investment portfolios (each a "fund") without shareholder approval. The Company may in the future seek to achieve the Fund's investment objectives by investing all of the Fund's net investable assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment.


        Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Institutional or Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Company shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 21

                     [This Page Intentionally Left Blank]
                                    Page 22

                     [This Page Intentionally Left Blank]
                                    Page 23

Core Value
Fund --
Institutional Shares
Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          392p050197
                                    Page 24




DREYFUS PREMIER MANAGED INCOME FUND

                PROSPECTUS                                       MAY 1, 1997


                Dreyfus Premier Managed Income Fund (the "Fund"), formerly called the "Premier Managed Income Fund," is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust, an open-end management investment company (the "Company"), known as a mutual fund. The Fund seeks high current income consistent with what is believed to be prudent risk of capital. The Fund invests primarily in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less.

                By this Prospectus, the Fund is offering four Classes of shares -- Class A, Class B, Class C and Class R.
                The Dreyfus Corporation serves as the Fund's investment manager. The Dreyfus Corporation is referred to as "Dreyfus."
                This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read carefully before you invest and retained for future reference.

                The Statement of Additional Information ("SAI") dated May 1, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund. For a free copy of the SAI, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-554-4611. When telephoning, ask for Operator 144.

                MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                THE FEES TO WHICH THE FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS. THE FUND PAYS AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUND, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES.

------------------------------------------------------------------------------
                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
        (CONTINUED FROM PAGE 1)
                Class A shares are subject to a sales charge imposed at the time of purchase. (Class A shares of the Fund were formerly called Investor Shares.) Class B shares are subject to a maximum 4.0% contingent deferred sales charge imposed on redemptions made within six years of purchase. Class C shares are subject to a 1.00% contingent deferred sales charge imposed on redemptions made within the first year of purchase. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) ("Banks") acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. (Class R shares of the Fund were formerly called Trust Shares.) Other differences between the Classes include the services offered to and the expenses borne by each Class and certain voting rights, as described herein. These alternatives are offered so an investor may choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.
                Each Class of shares may be purchased or redeemed by
    telephone using the TELETRANSFER Privilege.
TABLE OF CONTENTS
                Expense Summary................................            3
                Financial Highlights...........................            4
                Alternative Purchase Methods...................            9
                Description of the Fund........................            10
                Management of the Fund.........................            17
                How to Buy Fund Shares.........................            19
                Shareholder Services...........................            24
                How to Redeem Fund Shares......................            28
                Distribution Plans (Class A Plan and Class B and C Plans)  32
                Dividends, Other Distributions and Taxes.......            33
                Performance Information........................            35
                General Information............................            36
                Appendix.......................................            38
                                    Page 2

EXPENSE SUMMARY
                                                                       CLASS A     CLASS B     CLASS C    CLASS R
Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
         ......        (as a percentage of offering price)              4.50%       none        none       none
         Maximum Deferred Sales Charge Imposed on Redemptions
         (as a percentage of the amount subject to charge)              none*       4.00%       1.00%      none
Annual Fund Operating Expenses
         (as a percentage of average daily net assets)
         Management Fee..........................                       0.70%       0.70%       0.70%      0.70%
         12b-1 Fee1..............................                       0.25%       1.00%       1.00%      none
         Other Expenses2.........................                       0.00%       0.00%       0.00%      0.00%
                                                                       -------     -------     -------    -------
         Total Fund Operating Expenses...........                       0.95%       1.70%       1.70%      0.70%
Example
         You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) except where noted, redemption
         at the end of each time period:
         1 YEAR                                                         $54       $59/173    $27/173        $ 7
         3 YEARS                                                        $75       $87/543      $54          $22
         5 YEARS                                                        $97       $116/923     $93          $39
         10 YEARS                                                      $161       $164**       $202         $87

* A contingent deferred sales charge of 1.00% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more. See "How to Buy Fund Shares--Class A Shares."

**Assumes conversion of Class B shares to Class A shares approximately six years after the date of purchase and, therefore, reflects Class A expenses for years seven through ten.
1 See "Distribution Plans (Class A Plan and Class B and C Plans)" for a description of the Fund's Distribution Plans and Service Plan for Class
  A, B and C shares.

2 Does not include fees and expenses of the non-interested Trustees (including counsel). The investment manager is contractually required to reduce its management fee in an amount equal to the Fund's allocable portion of such fees and expenses, which are estimated to be less than .01% of the Fund's net assets. (See "Management of the Fund")


3 Assuming no redemption of shares.

------------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
------------------------------------------------------------------------------

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Long-term investors in Class A, B or C shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). Certain banks, securities brokers and dealers ("Securities Dealers") or other financial institutions (including Mellon Bank and its affiliates) (collectively "Agents") may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of the Fund," "How to Buy Fund Shares" and "Distribution Plans (Class A Plan and Class B and C Plans)."


        The Company understands that Agents (including Mellon Bank and its affiliates) may charge fees to their clients who are owners of Fund shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. (the "Distributor"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by the Distributor and any other compensation payable by the clients for various services provided in connection with their accounts.

                                    Page 3

FINANCIAL HIGHLIGHTS

        The tables below are based upon a single Class A, Class B, Class C and Class R share outstanding throughout each year or period and should be read in conjunction with the financial statements, related notes and report of independent auditors that appear in the Fund's Annual Report dated December 31, 1996, and that are incorporated by reference in the SAI. The financial statements included in the Fund's Annual Report dated December 31, 1996


DREYFUS PREMIER MANAGED INCOME FUND
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR.*
                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED
                        12/31/96   12/31/95  12/31/94** 12/31/93##  12/31/92   12/31/91    12/31/90  12/31/89  12/31/88  12/31/87
Net Asset Value,
  beginning of year      $11.08     $10.12     $11.38     $11.45     $11.41     $10.55     $11.12     $11.43    $11.29    $11.91
                        --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
Income from investment
  operations:              0.69       0.75       0.69#      0.78#      0.87       0.86       0.93       0.98      1.01      1.20
Net realized and
  unrealized gain/(loss)
  on investments          (0.35)      0.96      (1.26)      0.83       0.10       0.86      (0.47)     (0.36)     0.09     (0.52)
                        --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
Total from investment
  operations               0.34       1.71      (0.57)      1.61       0.97       1.72       0.46       0.62      1.10      0.68
                        --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
Less distributions:
  Distributions from net
  investment income       (0.69)     (0.75)     (0.69)     (0.75)     (0.87)     (0.86)     (1.03)     (0.93)    (0.96)    (1.20)
Distributions in excess
  of net investment income  ._         ._         ._         ._       (0.06)       ._         ._         ._        ._        ._
Distributions from net
  realized gains            ._         ._         ._       (0.57)       ._         ._         ._         ._        ._      (0.10)
Distributions in excess
  of net realized gains
  on investments            ._         ._         ._       (0.36)       ._         ._         ._         ._        ._        ._
                        --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
Total Distributions       (0.69)     (0.75)     (0.69)     (1.68)     (0.93)     (0.86)     (1.03)     (0.93)    (0.96)    (1.30)
                        --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
Net Asset Value,
  end of year            $10.73     $11.08     $10.12     $11.38     $11.45     $11.41     $10.55     $11.12    $11.43    $11.29
                        ========   ========   ========   ========   ========   ========   ========   ========  ========  ========
        Total Return       3.42%     17.32%     (5.14)%    14.54%      8.77%     17.03%      4.40%      5.56%    10.05%     5.96%
                        --------   --------   --------   --------   --------   --------   --------   --------  --------  --------
Ratios/Supplemental data:
  Net assets, end of
    year (in 000's)     $77,305    $80,782    $79,548    $58,052    $98,207    $84,203    $71,132    $83,912   $65,105   $51,765
Ratio of expenses to
  average net assets       0.95%      0.95%      0.98%      1.14%      1.02%      1.13%      1.19%      1.15%     1.14%     0.94%
Ratio of net income to
  average net assets       6.48%      7.08%      6.32%      6.55%      7.58%      7.91%      8.65%      8.76%     8.81%    10.30%
Portfolio turnover
  rate                   251.66%    236.10%       270%       333%       216%       119%       183%       142%      139%      306%


     * On February 1, 1993, existing shares of the Fund were designated the Retail Class, and the Fund began offering the Institutional Class and the Investment Class of shares. Effective April 4, 1994, the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. On October 17, 1994, the Investor shares were redesignated Class A shares. The amounts shown for the year ended December 31, 1994, were calculated using the performance of a Retail Share outstanding from January 1, 1994, to April 3, 1994, and the performance of an Investor (now Class A) Share outstanding from April
       4, 1994 to December 31, 1994. The Financial Highlights for the year ended December 31, 1993 and prior years are based upon a Retail Share outstanding.
    ** Prior to April 4, 1994, The Boston Company Advisors, Inc.
       served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.
    + Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charge.
                                    Page 4

     FINANCIAL HIGHLIGHTS (CONTINUED)

       have been audited by KPMG Peat Marwick LLP, independent auditors. Further information about, and management's discussion of, the Fund's performance is included in the Fund's Annual Report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


       Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and/or transfer agent and/or distributor, the ratio of expenses to average net assets for the years ended December
       31, 1994 and 1993 would have been 0.99% and 1.27%, respectively.

     # Net investment income before voluntary waiver of fees or reimbursement of expenses by the investment adviser for the year ended December 31, 1994 was $0.69. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser and/or transfer agent and/or distributor for the year ended December 31, 1993 was $0.77.
    ## Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for this year since the use of the undistributed method did not accord with results of operations.
                                    Page 5

FINANCIAL HIGHLIGHTS (CONTINUED)

  DREYFUS PREMIER MANAGED INCOME FUND
  FOR A CLASS B SHARE OUTSTANDING THROUGHOUT THE YEAR.
                                                                                      Class B Shares
                                                                                   YEAR           YEAR
                                                                                   ENDED          ENDED
                                                                                 12/31/96       12/31/95(1)
                                                                               -----------      -----------
        Net Asset Value, beginning of period                                      $11.08         $10.12
                                                                                  -------        -------
        INVESTMENT OPERATIONS:
         Investment income-net                                                      0.61           0.67
         Net realized and unrealized gain on investments                           (0.35)          0.96
                                                                                  -------        -------
         Total from investment operations                                           0.26           1.63
                                                                                  -------        -------
        DISTRIBUTIONS:
        Dividends from investment income-net                                       (0.61)         (0.67)
                                                                                  -------        -------
        TOTAL DISTRIBUTIONS                                                        (0.61)         (0.67)
                                                                                  -------        -------
        Net Asset Value, end of period                                            $10.73         $11.08
                                                                                  =======        =======
        TOTAL INVESTMENT RETURN(2)                                                  2.54%         16.55%
        RATIOS/SUPPLEMENTAL DATA:
         Ratio of expenses to average net assets                                    1.70%          1.69%
         Ratio of net investment income to average net assets                       5.77%          6.41%
         Portfolio turnover rate                                                  251.66%        236.10%
         Net Assets, end of period (in 000's)                                     $4,973         $2,236


    (1)  The Fund commenced offering Class B shares on December 19, 1994. Financial highlights for the period ended December 31,
         1994 for Class B shares are not present because no shares had been issued to the public as of that date.


    (2)  Exclusive of Sales Load.

  DREYFUS PREMIER MANAGED INCOME FUND
  FOR A CLASS C SHARE OUTSTANDING THROUGHOUT THE YEAR.
                                                                                      Class C Shares
                                                                                  YEAR            YEAR
                                                                                  ENDED           ENDED
                                                                                12/31/96        12/31/95(1)
                                                                               -----------      -----------
        Net Asset Value, beginning of period                                      $11.08         $10.12
                                                                                  -------        -------
        INVESTMENT OPERATIONS:
         Investment income-net                                                      0.61           0.67
         Net realized and unrealized gain on investments                           (0.35)          0.96
                                                                                  -------        -------
         Total from investment operations                                           0.26           1.63
                                                                                  -------        -------
        DISTRIBUTIONS:
        Dividends from investment income-net                                       (0.61)         (0.67)
                                                                                  -------        -------
        TOTAL DISTRIBUTIONS                                                        (0.61)         (0.67)
                                                                                  -------        -------
        Net Asset Value, end of period                                            $10.73         $11.08
                                                                                  =======        =======
        TOTAL INVESTMENT RETURN(2)                                                  2.49%         16.54%
        RATIOS/SUPPLEMENTAL DATA:
         Ratio of expenses to average net assets                                    1.68%          1.66%
         Ratio of net investment income to average net assets                       5.69%          6.03%
         Portfolio turnover rate                                                  251.66%        236.10%
         Net Assets, end of period (in 000's)                                       $420            $67


    (1)  The Fund commenced offering Class C shares on December 19, 1994. Financial highlights for the period ended December 31,
         1994 for Class C shares are not present because no shares had been issued to the public as of that date.


    (2)  Exclusive of Sales Load.

  DREYFUS PREMIER MANAGED INCOME FUND
  FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.
                                                                YEAR      YEAR         YEAR         PERIOD
                                                               ENDED      ENDED        ENDED*       ENDED
                                                             12/31/96    12/31/95     12/31/94**   12/31/93*##
        Net asset value, beginning of period                  $11.08      $10.12       $11.38       $11.62
                                                             --------    --------     --------     --------
        Income from investment operations:
         Net investment income                                  0.72        0.78         0.72#        0.74#
         Net Realized and unrealized
           gain/(loss) on investments                          (0.35)       0.96        (1.26)        0.67
                                                             --------    --------     --------     --------
         Total from investment operations                       0.37        1.74        (0.54)        1.41
                                                             --------    --------     --------     --------
        Less Distributions:
        Dividends from net investment income                   (0.72)      (0.78)       (0.72)       (0.71)
        Distributions from net realized
           gains on investments                                  ._          ._           ._         (0.61)
        Distributions in excess of net realized gains
           on investments                                        ._          ._           ._         (0.33)
                                                             --------    --------     --------     --------
        Total Distributions                                    (0.72)      (0.78)       (0.72)       (1.65)
                                                             --------    --------     --------     --------
        Net Asset Value, end of period                        $10.73      $11.08       $10.12       $11.38
                                                             ========    ========     ========     ========
        Total Return                                            3.58%      17.70%       (4.88)%   12.59%(1)
                                                             --------    --------     --------     --------
        Ratios/Supplemental data:
         Net Assets, end of period (in 000's)                $12,567     $11,532       $9,588     $1,338(1)
         Ratio of operating expenses to
           average net assets                                   0.70%       0.70%        0.71%     0.83%(1)
         Ratio of net investment income to
           average net assets                                   6.74%       7.31%        6.59%     6.86%(1)
        Portfolio turnover rate                               251.66%     236.10%         270%      333%***



    * On February 1, 1993, the Fund commenced selling Investment Class shares. Effective April 4, 1994, the Investment Class was redesignated as the Trust Shares. On October 17, 1994, the Trust Shares were redesignated Class R shares.

    ** Prior to April 4, 1994, The Boston Company Advisors, Inc.
       served as the Fund's investment adviser. From April 4, 1994 through October 16, 1994, Mellon Bank served as the Fund's investment manager. Effective October 17, 1994, Dreyfus began serving as the Fund's investment manager.

   *** Not annualized.

       Exclusive of sales load.

       Without the voluntary reimbursement of expenses and/or waiver of fees by the investment adviser and transfer agent, the ratio of expenses to average net assets would have been 0.72% and 0.87% for the year ended December 31, 1994 and the period ended December 31, 1993, respectively.

    # Net investment income before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser for the year ended December 31, 1994 was $0.71. Net investment income before waiver of fees and/or reimbursement of expenses by the investment adviser, transfer agent and distributor for the period ended December 31, 1993 was $0.74.

    ## Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since the use of the undistributed net investment income method did not accord with results of operations.


   (1) Annualized.

    ALTERNATIVE PURCHASE METHODS
                The Fund offers you four methods of purchasing Fund shares; you may choose the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.
                Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "How to Buy Fund Shares -- Class A Shares." These shares are subject to an annual 12b-1 fee at the rate of
    0.25 of 1% of the value of the average daily net assets of Class A. See "Distribution Plan -- Class A shares."

                Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. See "How to Buy Fund Shares -- Class B Shares" and "How to Redeem Fund Shares -- Contingent Deferred Sales Charge -- Class B Shares." These shares also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class B. See "Distribution and Service Plans -- Class B and C shares." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase (or, in the case of Class B shares of the Fund acquired through exchanges of Class B shares of another fund advised by Dreyfus, the date of purchase of the original Class B shares of the fund exchanged), Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the service plan fee of Class B shares and will be subject to the lower distribution fee of Class A shares. (Such conversion is subject to suspension by the Board of Trustees if adverse tax consequences might result.) Class B shares that have been acquired through the reinvestment of dividends and other distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and other distributions.


                Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "How to Redeem Fund Shares -- Class C Shares." These shares also are subject to an annual distribution fee at the rate of 0.75 of 1% of the value of the average daily net assets of Class C. In addition, Class C shares are also subject to an annual service fee at the rate of 0.25 of 1% of the value of the average daily net assets of Class C. See "Distribution and Service Plans -- Class B and C." The distribution and service fees paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.


                Class R shares generally may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for accounts maintained by individuals. Class R shares are sold at net asset value per share primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an
                                    Page 9

    account or relationship. Class A, Class B and Class C shares are primarily sold to clients of Agents that have entered into Agreements with the Distributor.


                The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares may exceed the accumulated distribution fee and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.

DESCRIPTION OF THE FUND
        INVESTMENT OBJECTIVE
                The Fund is a diversified fund that seeks high current income consistent with what is believed to be prudent risk of capital. The Fund invests primarily in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less.
    The Fund seeks to achieve this objective by investing in U.S. Government and agency securities, mortgage-backed securities and their derivatives, debt securities of corporations including convertible and convertible preferred issues, asset-backed securities, tax-exempt securities, foreign issues including Yankee bonds, Eurobonds and non-U.S. dollar securities, money market instruments, Rule 144A securities and derivative securities.
     There is no assurance that the Fund will achieve its objective.
        MANAGEMENT POLICIES
                Under normal market conditions, (1) at least 65% of the Fund's total assets will be invested in U.S. Government Securities and in investment-grade corporate debt obligations rated within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or in unrated obligations of comparable quality; and (2) at least 65% of the Fund's total assets will be invested in debt obligations having maturities of 10 years or less. It should be noted that obligations rated in the lowest of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have some speculative characteristics. Unrated securities will be considered of investment-grade if deemed by Dreyfus to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated Baa/BBB or better. A discussion of the Moody's and S&P rating categories is contained in Appendix B in the SAI.
                The Fund may also invest up to 35% of its total assets in obligations rated below the four highest ratings of Moody's or S&P, with no minimum rating required. Such securities, which are considered to have speculative characteristics, include securities rated in the lowest rating cate-
                                    Page 10

    gories of Moody's or S&P (commonly known as "junk bonds") which are extremely speculative and may be in default with respect to payment of principal or interest.
                The Fund may also invest up to 35% of its total assets in fixed-income obligations having maturities longer than 10 years, up to 25% of its total assets in convertible debt obligations and preferred stocks, and up to 20% of its total assets in securities of foreign issuers, including foreign governments. The Fund will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner. Changes in interest rates will affect the value of the Fund's portfolio investments.
                When, in the opinion of Dreyfus, a "defensive" investment posture is warranted, the Fund is permitted to invest temporarily and without limitation in high-grade, short-term money market instruments, consisting exclusively of U.S. Government Securities, bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, and high-grade, short-term corporate securities and repurchase agreements with respect to these instruments. To this extent, the Fund may not achieve its investment objective.
                Bank certificates of deposit and bankers' acceptances in which the Fund may invest are limited to U.S. dollar-denominated instruments of domestic banks, including their branches located outside the United States and of domestic branches of foreign banks. In addition, the Fund may invest in U.S. dollar-denominated, non-negotiable time deposits issued by foreign branches of domestic banks and London branches of foreign banks; and negotiable certificates of deposit issued by London branches of foreign banks. The foregoing investments may be made provided that the bank has capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million as of the date of investment. Investments in obligations of foreign branches of domestic banks, foreign banks, and domestic branches of foreign banks involve risks that are different from investments in securities of domestic banks.
                U.S. Government Securities in which the Fund may invest include obligations backed by the full faith and credit of the United States or issued or guaranteed as to both principal and interest by the U.S. Government or its agencies or instrumentalities. In addition to direct obligations of the U.S. Treasury, securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration and Maritime Administration carry the full faith and credit of the United States. Other agencies obligations in which the Fund may invest include those issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks and Student Loan Marketing Association.
                The Fund is permitted to enter into repurchase agreements with respect to U.S. Government Securities, to purchase portfolio securities on a when-issued basis, to purchase or sell portfolio securities for delayed delivery, and to lend its portfolio securities. In addition, the Fund may invest up to 25% of its total assets in securities representing interests in pools of assets such as mortgage loans, motor vehicle installment purchase obligations and credit card receivables ("Asset Backed Securities"), which include classes of obligations collateralized by mortgage loans or mortgage pass-through certificates ("collateralized mortgage obligations"). Investment in the Fund should not be considered a complete investment program.
                Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial
                                    Page 11

    condition of the issuing entities. The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Fund will invest may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuations in market value.
        INVESTMENT TECHNIQUES
                In connection with its investment objective and policies, the Fund may employ, among others, the following investment techniques:
                BORROWING. The Fund is authorized, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.
                LENDING OF PORTFOLIO SECURITIES. From time to time, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. Such loans will not exceed 331\3% of the Fund's total assets, taken at value. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.
                WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. To secure advantageous prices or yields, the Fund may purchase U.S. Government Securities on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount at least equal at all times to the amounts of its when-issued and delayed delivery commitments.


        CERTAIN PORTFOLIO SECURITIES
                ASSET-BACKED SECURITIES--GENERAL. The Fund may invest in Asset-Backed Securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset-Backed Securities provide periodic payments which generally consist of both interest and principal payments. The estimated life of an Asset-Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset-Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset-Backed Securities are not as effective in locking in high long-term yields as certain other forms of debt securities. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation.
                                    Page 12


                COMMERCIAL PAPER. The Fund may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from 2 to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch Investors Service LLP, Duff 1 by Duff & Phelps Rating Co., or A1 by IBCA, Inc.


                ECDS, ETDS AND YANKEE CDS. The Fund may invest in EuroCertificates of Deposit ("ECDs"), EuroTime Deposits ("ETDs") and Yankee CDs. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar-denominated time deposits in a foreign branch of a U.S. bank or a foreign bank. Yankee CDs are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. ECDs, ETDs and Yankee CDs are subject to somewhat different risks than are the obligations of domestic banks. See ("Foreign Securities.")

                EURODOLLAR BONDS AND NOTES. The Fund may invest in Eurodollar bonds and notes. Eurodollar bonds and notes are obligations which pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. Investments in Eurodollar bonds and notes involve risks that differ from investments in securities of domestic issuers. See ("Foreign Securities.")
                FOREIGN SECURITIES. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. For this purpose, an issuer's location is determined based on such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. A security is located in a particular country if: (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions or instrumentalities or has its primary trading market in that country; or (2) the issuer is organized under the laws of the country, derives at least 50% of its revenues or profits from goods sold, investments made or services performed in the country, or has at least 50% of its assets located in the country. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.
                ILLIQUID SECURITIES. The Fund will not knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restric-
                                    Page 13

    tions on resale.) The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section
    4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors (such as the Fund) that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. Determinations as to the liquidity of investments in Section 4(2) paper and Rule 144A securities will be made by the Board of Trustees or by Dreyfus. The Board will consider availability of reliable price information and other relevant information in making such determinations. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified buyers become, for a time, uninterested in purchasing these securities.
                LOW-RATED AND COMPARABLE UNRATED SECURITIES. Low-rated and comparable unrated securities (collectively referred to in this discussion as "low-rated" securities) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Securities rated B by Moody's are judged to lack characteristics of desirable investment; assurance of interest and principal payments or of maintenance or other terms over any long period may be small. Securities rated B by S&P are judged currently to have capacity to meet interest and principal payments, but adverse business, financial or economic conditions will likely impair capacity or willingness to make such payments. Securities rated Caa by Moody's are judged to be of poor standing and may be in default or reflect present elements of danger with respect to
                                    Page 14

    principal or interest. Securities rated CCC by S&P have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and principal. Securities rated Ca by Moody's are judged to be speculative in a high degree, often being in default or having other marked short-comings. Securities rated CC by S&P typically are subordinated to senior debt which is assigned an actual or implied CCC rating.
                Securities rated C by S&P typically are subordinated to senior debt which is assigned an actual or implied CCC- rating and may be used to cover situations where a bankruptcy petition has been filed, but debt service payments are continued.
                MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Fund will invest represents pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as GNMA, FNMA and FHLMC, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Mortgage pools created by private organizations generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect guarantees of payments in the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies.
                Collateralized mortgage obligations ("CMOs") are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. CMO structuring is accomplished by in effect stripping out portions of the cash flows (comprised of principal and interest payments) on the underlying mortgage assets and prioritizing the payments of those cash flows. In the most extreme case, one class will be a "principal-only" (PO) security, the holder of which receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" (IO) security receives interest payments from the same underlying security. CMOs may be structured in other ways that, based on mathematical modeling or similar techniques, is expected to provide certain results. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class, and the ability of a structure to provide the anticipated investment characteristics, may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
                Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate of another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater,
                                    Page 15

    with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The market for inverse floaters is relatively new.
                To the extent that the Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.
                NON-MORTGAGE BACKED SECURITIES. The Fund may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Fund only when such securities are readily marketable and generally will have remaining estimated lives at the time of purchase of 5 years or less.
                REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement involves the purchase of a security by the Fund and a simultaneous agreement (generally with a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the associated limits discussed under "Certain Portfolio Securities -- Illiquid Securities."
                OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
                PORTFOLIO TURNOVER. While securities are purchased for the Fund on the basis of potential for high current income and not for short-term trading profits, the Fund's turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly
                                    Page 16

    by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund's shareholders, are taxable to them at the then current rate. Nevertheless, securities transactions for the Fund will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets.
                LIMITING INVESTMENT RISKS. The Fund is subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As a fundamental policy, the Fund may not (i) borrow money in an amount exceeding 331\3% of the Fund's total assets at the time of borrowing; (ii) make loans or lend securities in excess of 331\3% of the Fund's total assets; (iii) purchase, with respect to 75% of the Fund's total assets, securities of any one issuer representing more than 5% of the Fund's total assets (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) or more than 10% of that issuer's outstanding voting securities; and (iv) invest more than 25% of the value of the Fund's total assets in the securities of one or more issuers conducting their principal activities in the same industry; provided that there shall be no such limitation on investments in obligations of the U.S Government, state and municipal governments and their political subdivisions or investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The SAI describes all of the Fund's fundamental and non-fundamental restrictions.
                The investment objective, policies, restrictions, practices and procedures of the Fund, unless otherwise specified, may be changed without shareholder approval. If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.


MANAGEMENT OF THE FUND

        INVESTMENT MANAGER -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, Dreyfus managed or administered approximately $82 billion in assets for more than 1.7 million investor accounts nationwide.

                Dreyfus serves as the Fund's investment manager. Dreyfus supervises and assists in the overall management of the Fund's affairs under an Investment Management Agreement with the Fund, subject to the overall authority of the Company's Board of Trustees in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As the Fund's investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions.

                The Fund is managed by Arthur J. MacBride, III. Mr. MacBride is an officer of The Boston Company Asset Management, Inc. He has been employed by Dreyfus as a portfolio manager of the Fund since October 17, 1994.



                Prior to joining The Boston Company in 1988, Mr. MacBride was a Principal and the National Sales Manager at Manufacturers Hanover Securities Corporation, where he was responsible for the sale of all fixed income securities. Previously, he did corporate finance/underwriting work in both the U.S. and Europe. In London and Toronto, he worked extensively on the Eurobond
                                    Page 17

    Market (coupon and currency swaps). He is a graduate from Franklin and Marshall College and holds an MBA from Fordham University.

                Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1996, including approximately $86 billion in mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1,046 billion in assets, including approximately $57 billion in mutual fund assets.


                Under the Investment Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.70 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel fees) Rule 12b-1 fees (if applicable) and extraordinary expenses. In order to compensate Dreyfus for paying virtually all of the Fund's expenses, the Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment advisers. Although Dreyfus does not pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund. For the fiscal year ended December 31, 1996, the Fund paid Dreyfus 0.70% of its average daily net assets in investment management fees.


                For the fiscal year ended December 31, 1996, total operating expenses (excluding Rule 12b-1 fees) of each Class of the Fund were 0.70% of the average daily net assets of each Class.

                In addition, Class A, B and C shares may be subject to certain distribution and shareholder servicing fees. See "Distribution Plans (Class A Plan and Class B and C Plans)."

                Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Agents in respect of these services.

                In allocating brokerage transactions for the Fund, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administrated by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the SAI.
                Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Fund, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank has a lending relationship.
                                    Page 18


                DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. The Distributor is located at 60 State Street, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

                CUSTODIAN; TRANSFER AND DIVIDEND DISBURSING AGENT; AND SUB-ADMINISTRATOR -- Mellon Bank, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's custodian. The Fund's Transfer and Dividend Disbursing Agent is Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, located at One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. serves as the Fund's sub-administrator and, pursuant to a Sub-Administration Agreement, provides various administrative and corporate secretarial services to the Fund.
HOW TO BUY FUND SHARES

                GENERAL -- Class A shares, Class B shares and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees or directors of Dreyfus or any of its affiliates or subsidiaries, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.


                Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of the Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Class R shares may be purchased for a retirement plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan.


                When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order. Agents effecting transactions in Fund shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

                Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.
                The minimum initial investment is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and
    403(b)(7) Plans with only one participant is $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be
                                    Page 19

    transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.
                The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amounts that may be contributed annually to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans") but these limitations generally do not directly affect the amount that may be invested in the Fund by a retirement plan. Participants and plan sponsors should consult their tax advisers for details.

                You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Premier Family of Funds," or if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments which are mailed should be sent to Dreyfus Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. If you are opening a new account, please enclose your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed. For Dreyfus retirement plan accounts, payments which are mailed should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.


                Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit and Trust Company together with the Fund's DDA # 044350/Dreyfus Premier Managed Income Fund and applicable Class for purchase of Fund shares in your name.


                The wire must indicate which Class of shares is being purchased and it must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.


                Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH system to Boston Safe Deposit and Trust Company with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS "4370" for Class A Shares, "4380" for Class B Shares, "4390" for Class C Shares and "4400" for Class R Shares.

                The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or
                                    Page 20

    programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). The determination of the number of employees eligible for participation in a plan or program shall be made on the date Fund shares are first purchased by or on behalf of employees participating in such plan or program and on each subsequent January 1st. All present holdings of shares of funds in the Dreyfus Family of Funds by Eligible Benefit Plans will be aggregated to determine the fee payable with respect to each purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
                Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                NET ASSET VALUE PER SHARE ("NAV"). An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of the Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by number of shares of that Class outstanding. Shares of each Class of the Fund are offered on a continuous basis. The valuation of assets for determining NAV for the Fund may be summarized as follows:
                The portfolio securities of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued at the latest sale price. If no sale is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices but will be valued at the last sale price if required by regulations of the SEC. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.
                Bonds are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

                NAV is determined on each day that the New York Stock Exchange ("NYSE") is open (a "business day"), as of the close of business of the regular session of the NYSE (usually 4 p.m. Eastern time). Orders received by the Transfer Agent in proper form before such close of business are effective on, and will receive the price determined on, that day (except purchase orders made through the Dreyfus TELETRANSFER Privilege which are effective one business day after your call). Orders received after such close of business are generally effective on and receive the share price determined on the next business day, except as provided below.


                Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

                CLASS A SHARES. The public offering price of Class A shares is the NAV per share of that class plus a sales load as shown below:
                                    Page 21

                                                              TOTAL SALES LOAD
                                                   --------------------------------------
                                             AS A % OF                      AS A % OF              DEALERS' REALLOWANCE
                                           OFFERING PRICE                NET ASSET VALUE                 AS A % OF
        AMOUNT OF TRANSACTION                PER SHARE                     PER SHARE                  OFFERING PRICE
        -----------------------           ----------------              ----------------        --------------------------
        Less than $50,000.........             4.50                           4.70                         4.25
        $50,000 to less than $100,000          4.00                           4.20                         3.75
        $100,000 to less than $250,000         3.00                           3.10                         2.75
        $250,000 to less than $500,000         2.50                           2.60                         2.25
        $500,000 to less than $1,000,000       2.00                           2.00                         1.75

                There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year of purchase, a CDSC of 1.00% will be imposed at the time of redemption. The terms contained in the section of the Fund's Prospectus entitled "How to Redeem Fund Shares -- Contingent Deferred Sales Charge -- Class B Shares" (other than the amount of the CDSC and its time periods) and "How to Redeem Fund Shares -- Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

                Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Company's Board, or the spouse or minor child of any of the foregoing.
                Class A shares will be offered at NAV without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.
                Holders of Class A accounts of the Fund as of December 19, 1994 may continue to purchase Class A shares of the Fund at NAV. However, investments by such holders in other funds advised by Dreyfus will be subject to the applicable front-end sales load.
                Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
                                    Page 22

                Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.
                Class A shares also may be purchased at NAV, subject to appropriate documentation, by
                (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
                The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Dealers receive a larger percentage of the sales load from the Distributor than they receive for selling most other funds.
        CLASS B SHARES -- The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "How to Redeem Fund Shares." The Distributor compensates certain Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.
        CLASS C SHARES -- The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Fund Shares."
        CLASS R SHARES -- The public offering price for Class R shares is the NAV of that Class.

        RIGHT OF ACCUMULATION -- CLASS A SHARES -- Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds, shares of certain other funds advised by Dreyfus which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the SAI, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.00% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

                To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.
                                    Page 23

        TELETRANSFER PRIVILEGE -- You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have a filed Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by calling 1-800-554-4611 or, if calling from overseas, 516-794-5452.

SHAREHOLDER SERVICES
                The services and privileges described under this heading may not be available to clients of certain Agents, and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
        FUND EXCHANGES

                You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-554-4611 to determine if it is available and whether any conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.


                To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-554-4611.
    Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, available by calling 1-800-554-4611, or by oral request from any of the authorized signatories on the account, by calling 1-800-554-4611. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) by calling 1-800-554-4611 or, if calling from overseas, 516-794-5452. See "How to Redeem Fund Shares -- Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.

                Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC
                                    Page 24

    will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.

                The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss.

        AUTO-EXCHANGE PRIVILEGE

                Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of the same class of other funds in the Dreyfus Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or C shares at the time of an exchange; however, Class B or C shares acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or C shares will be calculated from the date of the initial purchase of the Class B or C shares exchanged, as the case may be. See "Shareholder Services" in the SAI. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder may realize, or an exchange on behalf of a Retirement Plan which is not tax exempt may result in, a taxable gain or loss. For more information con-
                                    Page 25

    cerning this privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.


        DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark

                Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
        DIVIDEND OPTIONS

                Dividend Sweep enables you to invest automatically dividends or dividends and other distributions, if any, paid by the Fund in shares of the same class of another fund in the Dreyfus Premier Family of Funds or certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the SAI. Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


                For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611. You may cancel these privileges by mailing written notification to Dreyfus Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. The Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dividend Sweep.

        GOVERNMENT DIRECT DEPOSIT PRIVILEGE

                Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited
                                    Page 26

    into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, is appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this privilege. The appropriate form may be obtained by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

        AUTOMATIC WITHDRAWAL PLAN
                The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.

                Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-554-4611. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


                No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Class C shares, and Class A shares to which a CDSC applies, that are withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.



        RETIREMENT PLANS
                The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-554-4611; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
        LETTER OF INTENT--CLASS A SHARES
                By signing a Letter of Intent form, available from the Distributor, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.
                                    Page 27

                The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.
HOW TO REDEEM FUND SHARES
        GENERAL
                You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

                The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.

                The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
                                    Page 28

                The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
        CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES -- A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the NAV of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.
                If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.
                In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

        YEAR SINCE                                                  CDSC AS A % OF AMOUNT
        PURCHASE PAYMENT                                           INVESTED OR REDEMPTION
        WAS MADE                                                          PROCEEDS
        -----------------                                         ------------------------
        First....................................................          4.00
        Second...................................................          4.00
        Third....................................................          3.00
        Fourth...................................................          3.00
        Fifth....................................................          2.00
        Sixth....................................................          1.00

                In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.
                For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.
                                    Page 29

                For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.
        CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES -- A CDSC of 1.00% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

        WAIVER OF CDSC -- The CDSC applicable to Class B and Class C shares (and to certain Class A shares) will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 701\2 in the case of an IRA or Keogh plan or custodial account pursuant to
    Section 403(b) of the Code, (e) with respect to Class B shares, redemptions made pursuant to the Automatic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's account at the time the shareholder elects to participate in the Plan, and (f) redemptions by such shareholders as the SEC or its staff may permit. If the Company's Board of Trustees determines to discontinue the waiver of the CDSC, the disclosure in the Fund's Prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus at the time of the purchase of such shares.

                To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

        PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent or through the TELETRANSFER Privilege or, if you are a client of a Selected Dealer, through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.


                You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark Automated Telephone System) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                                    Page 30

                During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TELETRANSFER redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TELETRANSFER redemption had been used. During the delay, the Fund's NAV may fluctuate.

                REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to Dreyfus Premier Managed Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. For more information with respect to signature-guarantees, please call 1-800-554-4611.

                Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
                TELETRANSFER PRIVILEGE. You may redeem Fund shares (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

                If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption of Fund shares by calling
    1-800-554-4611 or, if calling from overseas, 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this privilege.

                REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.
                                    Page 31

    See "How to Buy Fund Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.
                In addition, the Distributor will accept orders from Selected Dealers with which it has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

                REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, a Class B shareholder's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class B shares reinvested. The Reinvestment Privilege may be exercised only once.

DISTRIBUTION PLANS
(CLASS A PLAN AND CLASS B AND C PLANS)
                Class A shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Class B and C shares are subject to a Distribution Plan and a Service Plan, each adopted pursuant to Rule 12b-1. Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one class of shares over another.

        DISTRIBUTION PLAN -- CLASS A SHARES -- The Class A shares of the Fund bear some of the cost of selling those shares under the Distribution Plan (the "Plan"). The Plan allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and the Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Agreements with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund.


                The Fund and the Distributor may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Fund's Plan and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.

        DISTRIBUTION AND SERVICE PLANS -- CLASS B AND C SHARES -- Under a Distribution Plan adopted pursuant to Rule 12b-1, the Fund pays the Distributor for distributing the Fund's Class B and C shares at an aggregate annual rate of .75 of 1% of the value of the average daily net assets of Class B and C. Under a Service Plan adopted pursuant to Rule 12b-1, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B and C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of
                                    Page 32

    Class B and C. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by their clients in connection with the investment of their assets in Class B and C shares. The Distributor may pay one or more Agents in respect of distribution and other services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Distribution and Service Plans and the basis on which such payments are made. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred. See the SAI for more details on the Distribution and Service Plans.
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

                The Fund declares daily and pays dividends monthly from its net investment income, if any, and distributes net realized capital gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Shares purchased on a day on which the Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption. Dividends paid by each Class are calculated at the same time and in the same manner and are in the same amount, except that the expenses attributable solely to a particular Class are borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class. See "Expense Summary."

                Investors other than qualified Retirement Plans may choose whether to receive dividends and other distributions in cash to receive distributions in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV; dividends and other distributions paid to qualified Retirement Plans are reinvested automatically in additional Fund shares at NAV.
                It is expected that the Fund will continue to qualify for treatment as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code.
                Dividends derived from net investment income, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), paid by the Fund are taxable to U.S. shareholders, including certain non-qualified Retirement Plans, as ordinary income to the extent of the Fund's earnings and profits whether received in cash or reinvested in Fund shares. Distributions from the Fund's net capital gain (the excess of net long-term capital gain over short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The
                                    Page 33

    net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and other distributions also may be subject to state and local taxes.
                Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Capital gain distributions paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
                Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and capital gain distributions, if any, paid during the year.
                The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) an investor redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In this case, the amount of the sales load charged the investor for the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing gain or loss on the redemption or the exchange, and instead is added to the basis of the fund shares received pursuant to the Reinvestment Privilege or the exchange.
                Dividends and other distributions paid by the Fund to qualified Retirement Plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 591\2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 701\2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan will be responsible for reporting distributions from such plans to the IRS. Moreover, certain contributions to a qualified Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified Retirement Plan does not elect to have the eligible rollover distribution paid directly from the Plan to an eligible retirement plan in a "direct rollover," the eligible rollover distribution is subject to a 20% income tax withholding.
                With respect to individual investors and certain non-qualified Retirement Plans, Federal laws and regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions and any redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to such shareholder if the shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS that the shareholder is subject to backup
                                    Page 34

    withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines that shareholder's TIN is incorrect or if that shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
                A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.
                The Fund may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
                You should consult your tax advisers regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
                For purposes of advertising, performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gain distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable distribution and shareholder servicing fees. As a result, at any given time, the performance of Class B and C should be expected to be lower than that of Class A and the performance of Class A, B and C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.
                Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and other distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated. Computations of average annual total return for periods of less than one year represent an annualization of the Fund's actual total return for the applicable period.
                Total return is computed on a per share basis and assumes the reinvestment of dividends and other distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the NAV (or maximum offering price in the case of Class A shares) at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the NAV at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. Calculations based on the NAV do not reflect the deduction of the sales load on the Fund's Class A shares, which, if reflected, would reduce the performance quoted.
                The Fund may also advertise the yield on a Class of shares. The Fund's yield is calculated by dividing a Class of shares' annualized net investment income per share during a recent 30-day (or
                                    Page 35

    one month) period by the NAV (or maximum public offering price in the case of Class A shares) per Class of such share on the last day of that period. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.
                Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
                The Fund may compare the performance of its shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings and the Lehman Government/Corporate Index. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its shares' total returns and yields in advertisements or in shareholder reports. The Fund may also advertise non-standardized performance information, such as total return for periods other than those required to be shown or cumulative performance data. The Fund may advertise a quotation of yield or other similar quotation demonstrating the income earned or distributions made by the Fund.
GENERAL INFORMATION

                The Company was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979 under the name The Boston Company Fund, changed its name effective April 4, 1994 to The Laurel Funds Trust, and then changed its name to The Dreyfus/Laurel Funds Trust on October 17, 1994. The Company is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Fund's shares are classified into four Classes_Class A, Class B, Class C and Class R. The Company's Declaration of Trust permits the Board of Trustees to create an unlimited number of investment portfolios (each a "fund") without shareholder approval. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days prior notice of any such investment.


                Each share (regardless of Class) has one vote. All shares of all funds (and Classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or Class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or Classes, in which case only the shareholders of the affected fund or Classes are entitled to vote, each as a separate class. Only holders of Class A, B or C shares, as the case may be, will be entitled to vote on matters submitted to shareholders pertaining to Distribution or Service Plans relating to that Class.

                Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each
                                    Page 36

    year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Company shareholders may remove a Trustee by the affirmative vote of two-thirds of the Company's outstanding shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
                The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
                Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard Uniondale, New York 11556-0144.
                                    Page 37


APPENDIX
                RATINGS--Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated Caa by Moody's are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. S&P typically assign a CCC rating to debt which has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. Such securities, though high yielding, are characterized by great risk. See "Appendix" in the SAI for a general description of securities ratings.


                The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Dreyfus also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on Dreyfus' credit analysis than might be the case for a fund that invested in higher rated securities.


                The average distribution of investments of the Dreyfus Premier Managed Income Fund in corporate bonds by ratings for the fiscal year ended December 31, 1996, calculated monthly on a dollar weighted basis, was as follows:


         MOODY'S          OR              S&P                     PERCENTAGE
      -------------                      ------                -----------------
          Aaa                            AAA                        58.8%
          Aa                             AA                          2.8%
          A                              A                          14.2%
          Baa                            BBB                         6.5%
          Ba                             BB                         11.1%
          B                              B                           6.0%
                                                                   -------
                                                                    99.4%*
                                                                   =======



                The actual distribution of the Dreyfus Premier Managed Income Fund's corporate bond investments by ratings on any given date will vary. In addition, the distribution of the Dreyfus Premier Managed Income Fund's investments by ratings as set forth above should not be considered as representative of the Dreyfus Premier Managed Income Fund's future portfolio composition.


* Approximately .6% of the Fund's assets were invested in cash or cash equivalents.

                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 38
                      [This Page Intentionally Left Blank]
                                    Page 39

Copy Rights 1997 Dreyfus Service Corporation                     349p050197
                                    Page 40




_____________________________________________________________________________


                           DREYFUS CORE VALUE FUND
                 INVESTOR, INSTITUTIONAL AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)


                                 May 1, 1997


_____________________________________________________________________________



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus describing the Class R and Investor shares of the Dreyfus Core Value Fund (formerly, the Laurel Capital Appreciation Fund) (the "Fund") and the current Prospectus describing the Institutional shares of the Fund, each dated
May 1, 1997, as they may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust (the "Trust"), an open-end management investment company known as a mutual fund. To obtain a copy of the Fund's Prospectuses, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:



          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and outside of Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS


                                                       Page
Investment Objectives and Management Policies          B-2
Management of the Fund                                 B-15
Management Arrangements                                B-21
Purchase of Fund Shares                                B-23
Distribution Plan                                      B-24
Redemption of Fund Shares                              B-25
Shareholder Services                                   B-26
Determination of Net Asset Value                       B-30
Dividends, Other Distributions and Taxes               B-30
Portfolio Transactions                                 B-35
Performance Information                                B-37
Information About the Fund                             B-38
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors              B-39
Financial Statements                                   B-40


                INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

     Foreign Securities. The Fund may invest in securities of foreign issuers, including investments in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, reevaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund including withholding dividends.

     U.S. Government Securities. The Fund may invest in U.S. Government Securities that are direct obligations of the U. S. Treasury, or that are issued by agencies and instrumentalities of the U.S. Government and supported by the full faith and credit of the U.S. Government. These include Treasury notes, bills and bonds and securities issued by the Government National Mortgage Association ("GNMA"), the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration.

     The Fund may also invest in U.S. Government Securities that are not supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks, Tennessee Valley Authority, Student Loan Marketing Association and District of Columbia Armory Board. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only when Dreyfus determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     GNMA certificates represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a corporate instrumentality of the U.S. Department of Housing and Urban Development, guarantees timely payment of principal and interest on GNMA certificates; this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.
     Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing Administration or the Farmers Home Administration, or is insured or guaranteed by the Veterans Administration. The mortgages have maximum maturities of 40 years. Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled repayments (attributable to voluntary prepayments or foreclosures).

     FNMA and FHLMC are Government sponsored corporations owned entirely by private stockholders. Each is subject to general regulation by an official of the Department of Housing and Urban Development. FNMA and FHLMC purchase residential mortgages from a list of approved seller/services which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA and FHLMC are guaranteed by those entities as to payment of principal and interest.

     Bank Obligations. The Fund is permitted to invest in high-quality, short-term money market instruments. The Fund may invest temporarily, and without limitation in bank certificates of deposit, time deposits, and bankers' acceptances when, in Dreyfus' opinion, a "defensive" investment posture is warranted.

     Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, all banks whose certificates of deposit may be purchased by the Trust are insured by the FDIC and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

     Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Evidence of ownership of portfolio securities may be held outside of the United States, and the Trust may be subject to the risks associated with the holdings of such property overseas.

     Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the countries in which the foreign bank has its head office. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank. The Trust will carefully consider these factors in making such investments.

     Low-Rated Securities. The Fund may invest in low-rated and comparable unrated securities. The effect a recession might have on such securities is not known. Any such recession, however, could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     The ratings of the various nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although Dreyfus uses these ratings as a criterion for the selection of securities for the Fund, Dreyfus also relies on its independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on Dreyfus' credit analysis of low-rated and unrated securities than would be the case for a portfolio of higher-rated securities.

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not timely change its ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although Dreyfus will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by an NRSRO for securities may change as a result of changes in the rating systems or due to a corporate reorganization of the NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund.

     The Fund intends to invest in these securities when their issuers will be close to, or already have entered, reorganization proceedings. As a result, it is expected that at or shortly after the time of acquisition by the Fund, these securities will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, the Fund intends to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income.

     Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government Securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet the credit guidelines of the Board of Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always require that it receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Trustees.

     Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or exemption therefrom. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Trust's Board of Trustees, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

     The Fund engages, except as noted, in the following practices in furtherance of its investment objective.

     Derivative Instruments. The Fund may purchase and sell various financial instruments ("Derivative Instruments"), such as options on U.S. and foreign securities or indices of such securities. The index Derivative Instruments the Fund may use may be based on indices of U.S. or foreign equity securities. These Derivative Instruments may be used, for example, to preserve a return or spread or to facilitate or substitute for the sale or purchase of securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest.

     The use of Derivative Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

     In addition to the instruments, strategies and risks described below and in the Prospectus, Dreyfus expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as Dreyfus develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. Dreyfus may utilize these opportunities to the extent that they are consistent with the Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.

     Special Risks. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

     (1) Successful use of most Derivative Instruments depends upon Dreyfus' ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options position will not track the performance of the Fund's other investments.

     Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because Dreyfus projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover for Derivative Instruments. Transactions using Derivative Instruments may expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

     Options on indices are similar to options on securities except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the investment at less than its market value.

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the investment at more than its market value.

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     The Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market.

     The Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government Securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the option's strike price). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."
     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     The Fund may write only covered call options on securities. A call option is covered if the Fund owns the underlying security or a call option on the same security with a lower strike price.

     Foreign Currency Strategies - Special Considerations. The Fund may use Derivative Instruments on foreign currencies to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     The Fund might seek to hedge against changes in the value of particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the values of which Dreyfus believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency Derivative Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Contracts. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. The Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

     Forward contracts may serve as long hedges -- for example, the Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges -- for example, the Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. Dreyfus may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which Dreyfus believes will bear a positive correlation to the value of the currency being hedged.

     The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into a principal basis, no fees or commissions are involved. When the Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


     Lending of Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed 33 1/3% of the Fund's total assets, taken at value. The Fund may not lend portfolio securities to its affiliates without specific authorization from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund and which is acting as a "finder."



     By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by Dreyfus to be of good standing and will not be made unless, in the judgment of Dreyfus, the consideration to be earned from such loans would justify the risk.


     Master/Feeder Option. The Trust may in the future seek to achieve the Fund's investment objectives by investing all of the Fund's assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.



Investment Restrictions

     The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:

     1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks).

     2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowings, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

     3. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

     6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

     7. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contacts and other similar instruments.

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund.

     The Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

     1. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

     2. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

     3. The Fund shall not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaging in the exploration, development, production, refining, transportation, and marketing of oil, gas, or minerals.)

     4. The Fund will not purchase or retain the securities of any issuer if the officers, Trustees of the Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

     5. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

     6. The Fund will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

     7. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

     8. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

     9. The Fund will not purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

     10. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and
(b) this limitation shall not apply to the Fund's transactions in futures contracts and options.

     As an operating policy, the Fund will not invest more than 25% of the value of the Fund's total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Board of Trustees may change this operating policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board of Trustees.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.


                           MANAGEMENT OF THE FUND

                           Principal Shareholders


     There were no shareholder(s) who owned 5% or more of the outstanding Institutional shares of the Fund at March 31, 1997.


     The following shareholder(s) owned 5% or more of the outstanding Class R shares of the Fund at March 31, 1997: Boston Safe Deposit and Trust Company, P.O. Box 3198, Pittsburgh, PA 15230-3198, 96% record.


     There were no shareholder(s) who owned 5% or more of the outstanding Investor shares of the Fund at March 31, 1997.



                      Federal Law Affecting Mellon Bank

The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with its statutory and regulatory obligations.

     Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.


                     Trustees and Officers of the Trust


     The Trust has a Board composed of eleven Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust as defined in the 1940 Act is indicated by an asterisk. Each of the Trustees also serves as a Trustee of The Dreyfus/Laurel Tax-Free Municipal Funds and as a Director of The Dreyfus/Laurel Funds, Inc. (collectively, with the Trust, the "Dreyfus/Laurel Funds").


o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
     President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 81 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
     Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp. and from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 79 years old. Address: Massachusetts Business Development Corp., 50 Milk Street, Boston, Massachusetts 02109.


o+JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
     January 1995, Mr. DiMartino has served as Chairman of the Board of various funds in the Dreyfus Family of Funds.. He is also Chairman of the Board of Noel Group, Inc., a venture capital company and a Director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is also a Board member of 152 other funds in the Dreyfus Family of Funds. For more than five years prior to January 1995, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio and Bank Portfolio. Age: 53 years old. Address: 200 Park Avenue, New York, New York 10166.


o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
     Company, Inc.; Director, Fiduciary Trust Company. Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 61 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.


o*J. TOMLINSON FORT.  Trustee of the Trust; Partner, Reed, Smith, Shaw &
     McClay (law firm). From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio.
     Age: 68 years old.  Address: 204 Woodcock Drive, Pittsburgh,
     Pennsylvania 15215.


o+ARTHUR L. GOESCHEL. Trustee of the Trust; Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 74 years old.
     Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania
     15143.


o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
     Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; Managing Partner, Franklin Federal Partners. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 49 years old.
     Address: Himmel and Company, Inc., 399 Boylston St., 11th Floor, Boston, Massachusetts 02116.


o*ARCH S. JEFFERY.  Trustee of the Trust; Financial Consultant.  From
     November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio.
     Age: 78 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.


o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
     Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+JOHN J. SCIULLO.  Trustee of the Trust; Dean Emeritus and Professor of Law,
     Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Member of Advisory Committee on Decendents' Estate Laws of Pennsylvania. Age: 64 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224


o+ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures;
     Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age:
     46 years old.  Address:  25 Braddock Park, Boston, Massachusetts 02116-
     5816.


#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The Dreyfus/Laurel
     Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 37 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#DOUGLAS C. CONROY, Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a fund accountant at TBC. Age: 27 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#RICHARD W. INGRAM, Vice President and Assistant Treasurer of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of TBC. Age: 40 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#MARK A. KARPE, Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since October 1996). Senior Paralegal of Funds Distributor, Inc. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. Age: 27 years old.
     Address: 200 Park Avenue, New York, New York 10166.


#ELIZABETH KEELEY.  Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#MARY A. NELSON, Vice President and Assistant Treasurer of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From September 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for TBC. Age: 32 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992). Age: 31 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#MICHAEL S. PETRUCELLI. Vice President and Treasurer of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1997); Director of Strategic Client Initiatives for Funds Distributor, Inc. From December, 1989 through November, 1996 he was employed with GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. Age: 35 years old. Address: 200 Park Avenue, New York, New York 10166.


#JOSEPH F. TOWER, III.  Vice President and Assistant Treasurer of the Trust,
     The Dreyfus/Laurel Fund, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. From 1988 to August 1994, he was employed by TBC where he held various management positions in the Corporate Finance and Treasury areas. Age: 33 years old. Address: 60 State Street, Boston, Massachusetts 02109.


____________________________
*    "Interested person" of the Company, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.



     The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of March 31, 1997.


     No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act), $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Trustees/Directors of the Dreyfus/Laurel Funds). In addition, the Dreyfus/Laurel Funds pay each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act) $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses.


     For the fiscal year ended December 31, 1996, the aggregate amount of fees and expenses received by each current Trustee from the Trust and all other funds in the Dreyfus Family of Funds for which such person is a Board member were as follows:


                                                     Total Compensation
                             Aggregate                From the Trust and
                             Compensation             Fund Complex Paid to
Name of Board Member         From the Trust#          Board Member****

Ruth Marie Adams              $10,833.33               $ 31,500

Francis P. Brennan*            19,098                    70,000

James M. Fitzgibbons           10,833.33                 31,500

Joseph S. DiMartino**          None                     517,075***

J. Tomlinson Fort**            None                      None

Arthur L. Goeschel             11,500                    32,500

Kenneth A. Himmel              10,250                    30,750

Arch S. Jeffery**              None                      None

Stephen J. Lockwood            10,833.33                 31,500

John J. Sciullo                11,500                    32,500

Roslyn M. Watson               11,166.67                 32,500

# Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $16,473.54 for the Trust.
* Compensation of Francis P. Brennan includes $25,000 paid by the Dreyfus/Laurel Funds to be the Chairman of the Board. Effective May 1, 1996, the retainer was reduced from $75,000 to $25,000 annually.
** For the fiscal year ended December 31, 1996, Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery were paid directly by Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel Funds.
    For the fiscal year ended December 31, 1996, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were $11,500, $11,500 and $11,500, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) were $32,500, $32,500 and $32,500, respectively. In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $4,895.49 for expenses attributable to the Trust's Board meetings which is not included in the $16,473.54 amount noted above.
*** Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the year ended December 31, 1996.
****The Dreyfus Family of Funds consists of 152  mutual funds.




                           MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Trust dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objectives, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Trustees.

     The Management Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Trust and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Trustees may terminate the Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon written notice to the Trustees. The Management Agreement will terminate immediately and automatically upon its assignment.


     The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.



     For the last three fiscal years, the Fund has had the following expenses:
                       For the Fiscal Year Ended December 31,
                       1996 1               1995 2        1994

Advisory and/or        $4,489,878           $3,796,468    $3,413,996
Management Fee
________________


1. For the fiscal year ended December 31, 1996, the management fee payable by the Fund amounted to $4,593,348, which amount was reduced by $103,470 pursuant to undertakings then in effect, resulting in a net fee paid to Dreyfus of $4,489,878 for fiscal 1996.



2. For the fiscal year ended December 31, 1995, the management fee payable by the Fund amounted to $3,863,417, which amount was reduced by $66,949 pursuant to undertakings then in effect, resulting in a net fee paid to Dreyfus of $3,796,468 for fiscal 1995.


     Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser. From April 4, 1994 to October 16, 1994, Mellon Bank served as the Fund's investment manager. With respect to the 1994 fiscal year fee, $59,679 was waived by the investment manager




                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's Transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objectives, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


     The basis for the exchange will depend upon the relative net asset value ("NAV") of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.




                              DISTRIBUTION PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plan."

     Distribution Plan - Investor and Institutional Shares. The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

     With respect to the Investor and Institutional shares of the Fund, the Trust has adopted a Distribution Plan ("Plan"), pursuant to which the Distributor may enter into agreements with Agents pursuant to that Class Plan. Under the Plan, the Fund may spend annually up to 0.25% of the average of the net asset values attributable to the Investor shares, and up to 0.15% of the average of its net asset values attributable to the Institutional shares, for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, shares of those respective Classes.

     The Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without approval of the Fund's shareholders, and that other material amendments of the Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was so approved at a meeting of the Board of Trustees held on January 31, 1997. The Plan is terminable, as to the Fund's Class of shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

     For the fiscal year ended December 31, 1996, the Fund paid $1,105,214, $32,437 of which was paid to the Distributor and $1,072,777 of which was paid to Dreyfus Service Corporation attributable to its Investor shares and $98,736, of which $15,063 was paid to the Distributor and $83,673 of which was paid to Dreyfus Service Corporation attributable to its Institutional shares, pursuant to the Plan.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                             Transfer Agent's
               Transmittal Code              Answer Back Sign

                 144295                      144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


     Fund Exchanges. Investor, Institutional and Class R shares of the Fund may be exchanged for shares of certain other funds managed or administered by Dreyfus. Shareholders are limited to six exchanges out of the Fund during the calendar year. Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:



     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor, or an investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr Automated Telephone System) from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.



     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.


     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for Investor, Institutional and Class R shares of the Fund, shares of certain other eligible funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under " Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.



     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distri butions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of certain other eligible funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of such other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:



     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

     New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                  DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

     The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund -- which is treated as a separate corporation for federal tax purposes-- (1) must distribute to its shareholders each taxable year at least 90% of its invest ment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions), ("Distribution Requirement") (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and
(iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements.



     Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the net asset value of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder sells shares of the Fund held for six months or less and receives a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.


     Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election ("Election") with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign or U.S. possessions' income taxes paid by it. Pursuant to the Election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possession sources as his or her own income from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Generally, a credit for foreign taxes may not exceed the shareholder's federal income tax attributable to his total foreign source taxable income. The Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes the Election.



     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between cer tain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     Foreign Currency, Futures, Forward and Hedging Transactions. Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.



     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, forward contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gains or losses from the disposition of foreign currencies and certain foreign-currency-denominated instruments (including debt instruments and financial forward, futures and option contracts) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" that otherwise would be treated as capital gain may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain straddle transactions, transactions marketed or sold as producing capital gains, and other transactions described in Treasury regulations to be issued in the future.


     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures, forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking-to-market"), resulting in additional gain or loss to the Fund characterized in the manner described above.


     Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles", which are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and to the extent noted above, 1258 of the Code, which in certain circumstances override or modify Sections 1256 and
988. As a result, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles; depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.


     Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute such income to satisfy the Distribution Requirement and to avoid the excise tax (the "Excise Tax"). In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.


     Passive Foreign Investment Companies. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC Income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax referred in the Fund's Prospectus under "Dividends, Other Distributions and Taxes" -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


     Pursuant to proposed regulations open-end RICs, such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).


     State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are also advised to consult their tax advisers concerning the application of state and local taxes to them.



     Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


     Foreign Shareholders - Income Not Effectively Connected. Dividends distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder generally will be subject to U.S. federal withholding tax of 30% (or lower treaty rate). Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.


     Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.



     Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                           PORTFOLIO TRANSACTIONS

     All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

     Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

     Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

     The Trust's Board of Trustees periodically reviews Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

     When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


     Total brokerage commissions paid for the fiscal years ended December 31, 1996, 1995 and 1994 were $1,391,532, $331,739 and $1,025,551, respectively.
The brokerage concession on transactions for the fiscal year ending December 31, 1995 were $20,100.



     Portfolio Turnover. While the Fund does not intend to trade in securities for short-term profits, the Fund will not consider portfolio turnover rate a limiting factor in making investment decisions. While it is not possible to predict the rate of frequency of portfolio transactions (i.e., portfolio turnover rate) with any certainty, at the present time it is anticipated that the portfolio turnover rate for the Fund will generally not exceed 100%. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent the Fund realizes short-term gains as a result of more portfolio transactions, such gains would be taxable to shareholders at ordinary income tax rates.


     The portfolio turnover rates for the fiscal years ended December 31, 1996 and 1995 for the Fund were 88.46% and 54.42%, respectively.




                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     Average annual total return (expressed as a percentage) for the Investor shares of the Fund for each of the periods noted was:


          Average Annual Total Return for the Periods Ended December 31, 1996

                       1 Year      5 Years   10 Years  Inception

Investor Shares          21.44%    14.89%    12.30%    10.95%
                                                      (2/6/47)



     Inception date appears in parentheses following the average annual total return since inception.

     Average annual total return (expressed as a percentage) for the Institutional shares of the Fund for each of the periods noted was:


          Average Annual Total Return for the Periods Ended December 31, 1996

                           1 Year      5 Years   10 Years  Inception

Institutional Shares          21.57%      --         --       17.73%
                                                              (2/1/93)



     Inception date appears in parentheses following the average annual total return since inception.

     Average annual total return (expressed as a percentage) for the Class R shares of the Fund for each of the periods noted was:


          Average Annual Total Return for the Periods Ended December 31, 1996

                    1 Year         5 Years   10 Years  Inception

Class R Shares      21.74%         --         --          22.09%
                                                         (8/4/94)



     Inception date appears in parentheses following the average annual total return since inception.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the Investor shares, Class R shares and Institutional shares for the periods February 6, 1947, August 4, 1994 and February 1, 1993 to December 31, 1996 were 17747.08%, 61.81% and 89.48%, respectively. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.



     The Fund may compare the performance of its Investor shares, Class R shares and Institutional Shares to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

     Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its Investor, Class R and Institutional Class yields in advertisements or in shareholder reports.

     From time to time, advertising material for the Fund may including biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid. Fund shares are without par value, have no preemptive or subscription rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all of its shareholders.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust; and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Fund, the shareholder of the Fund will be entitled to reimbursements from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


     The Fund is currently one of three portfolios authorized by the Trust's Board of Trustees.




         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

     Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communication between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


     KPMG Peat Marwick LLP, was appointed by the Trustees to serve as the Fund's independent auditors for the year ending December 31, 1997, providing audit services including (1) examination of the annual financial statements,
(2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.




                            FINANCIAL STATEMENTS


     The financial statements for the fiscal year ended December 31, 1996, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments                                     December 31, 1996

Common Stocks--96.6%                                                                     Shares        Value
--------------------------------------------------------------------------------        --------    ------------
 Aerospace & Military Technology--.0%  C.S.F. (Thompson)........................           8,805    $000,285,526
                                                                                                    ------------

                     Appliances--1.5%  Hitachi Koki.............................          40,000         286,480
                                       Philips Electronics NV, ADR..............         196,500       7,860,000
                                       Tarkett..................................          10,000         199,221
                                       Sony.....................................           5,000         327,862
                                                                                                    ------------
                                                                                                       8,673,563
                                                                                                    ------------

                     Automobiles--.3%  Bayerische Motoren Werke.................             540         376,003
                                       Fiat Spa.................................          45,000         135,504
                                       Honda Motor..............................          12,000         343,153
                                       Toyota Motor.............................          20,000         575,378
                                       Volvo....................................          10,000         217,500
                                                                                                    ------------
                                                                                                       1,647,538
                                                                                                    ------------

                        Banking--1.0%  ABN-Amro.................................           5,051         328,454
                                       Abbey National...........................          26,000         340,616
                                       Affin Holdings Berhad....................         103,000         283,449
                                       Australia & New Zealand Banking..........          30,000(a)      189,130
                                       Banco BHIF, ADR..........................           5,500          90,063
                                       Banco Comercial Portugues................           7,000         158,170
                                       Banco Comercial Portugues, ADR...........           3,000          39,375
                                       Bangkok Bank Public......................           7,000          67,680
                                       CLF-DEXIA France.........................           3,000         261,272
                                       Christiania Bank.........................          65,000         206,058
                                       Commonwealth Bank of Australia,
                                         Instalment Receipt.....................          29,400         183,010
                                       Corporacion Bancaria de Espana, ADR......          20,000         450,000
                                       Creditanstalt-Bankverein.................           1,200         155,268
                                       Dah Sing Financial.......................          10,600          43,033
                                       Deutsche Bank............................          10,000         466,580
                                       Development Bank of Singapore............          27,000         364,500
                                       Espirito Santo Financial, ADR............           5,000          66,250
                                       HSBC.....................................          11,396         243,847
                                       Istituto Mobiliare Italiano, ADR.........          10,400         269,100
                                       Kookmin Bank, ADR........................           3,400(a,b)     63,512
                                       National Westminster Bank................          55,736         654,773
                                       PT Bank Bali.............................          35,000          87,426
                                       Philippine National Bank.................           4,500(a)       53,470
                                       Schweizerischer Banksverein..............           2,400         455,311
                                       Societe Generale.........................           3,881         419,507
                                                                                                    ------------
                                                                                                       5,939,854
                                                                                                    ------------

               Basic Industries--5.9%  Alumax...................................          64,800(a)    2,162,700
                                       Bethlehem Steel..........................         156,000(a)    1,404,000
                                       BetzDearborn.............................          63,900       3,738,150

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
        Basic Industries (continued)   Great Lakes Chemical.....................          50,000     $ 2,337,500
                                       IMC Global...............................          68,400       2,676,150
                                       James River..............................         233,500       7,734,688
                                       Louisiana Pacific........................          93,000       1,964,625
                                       Mallinckrodt.............................          57,300       2,528,362
                                       Reynolds Metals..........................          80,500       4,538,188
                                       Tenneco..................................         100,000       4,512,500
                                                                                                    ------------
                                                                                                      33,596,863
                                                                                                    ------------

             Beverages & Tobacco--.1%  Imperial Tobacco, ADR....................           6,250          79,688
                                       Mikuni Coca Cola.........................          27,000         349,892
                                                                                                    ------------
                                                                                                         429,580
                                                                                                    ------------

       Broadcasting & Publishing--.0%  Marieberg Tidnings.......................          10,000         244,152
                                                                                                    ------------

              Building Materials--.1%  Barlow...................................           3,000          26,608
                                       Barlow, ADR..............................           6,000          52,875
                                       Boral....................................         130,679         371,926
                                       Cimpor-Cimentos de Portugal..............           2,200          47,332
                                       Sekisui Chemical.........................          14,000         141,512
                                                                                                    ------------
                                                                                                         640,253
                                                                                                    ------------

                  Capital Goods--5.1%  Blue Square Chain Stores.................           8,000(a)       62,716
                                       Controladora Comercial Mexicana, ADR.....           3,600          64,350
                                       Ingersoll-Rand...........................          49,000       2,180,500
                                       Litton Industries........................          52,500(a)    2,500,313
                                       Lockheed Martin..........................          66,400       6,075,600
                                       Newport News Shipbuilding................          20,000         300,000
                                       Nokia, ADR...............................         180,900      10,424,362
                                       Raytheon.................................         154,600       7,440,125
                                                                                                    ------------
                                                                                                      29,047,966
                                                                                                    ------------

                       Chemicals--.7%  AKZO Nobel NV, ADR.......................           2,700         182,250
                                       Bayer....................................          10,000         407,528
                                       Imperial Chemical Industries, ADR........          50,500       2,626,000
                                       Jilin Chemical Industrial, ADR...........           2,100          30,712
                                       Polifin..................................          25,000          41,676
                                       Reliance Industries, ADR.................           4,000(b)       48,000
                                       Rhone-Poulenc, ADR.......................           9,327         315,952
                                       Sasol....................................           4,000          47,446
                                       Srithai Superware........................          12,000          71,470
                                                                                                    ------------
                                                                                                       3,771,034
                                                                                                    ------------
            Construction/Housing--.2%  Chudenko.................................           6,450         186,117
                                       Hollandsche Beton Groep..................           1,500         310,587

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
    Construction/Housing (continued)   Nishimatsu Construction..................          40,000      $  349,028
                                       Sekisui House............................          40,000         407,775
                                                                                                    ------------
                                                                                                       1,253,507
                                                                                                    ------------

              Consumer Durables--1.3%  Cooper Tire & Rubber.....................         187,100       3,695,225
                                       Maytag...................................         181,500       3,584,625
                                       Perusahaan Otomobil Nasional Berhad......           9,400          59,553
                                                                                                    ------------
                                                                                                       7,339,403
                                                                                                    ------------

         Consumer Non-durables--10.9%  Archer-Daniels-Midland...................         300,000       6,600,000
                                       Fruit of the Loom, Cl. A.................         111,200(a)    4,211,700
                                       Harcourt General.........................          82,400       3,800,700
                                       Hasbro...................................         124,400       4,836,050
                                       Kimberly Clark...........................          48,200       4,591,050
                                       Loews....................................          45,200       4,260,100
                                       McGraw Hill Cos..........................         137,800       6,356,025
                                       Philip Morris Cos........................          64,400       7,253,050
                                       Polaroid.................................         190,000       8,265,000
                                       RJR Nabisco Holdings.....................         162,500       5,525,000
                                       Rubbermaid...............................         168,000       3,822,000
                                       Tupperware...............................          46,600       2,498,925
                                                                                                    ------------
                                                                                                      62,019,600
                                                                                                    ------------

             Consumer Services--14.6%  ACNielsen................................         154,800       2,341,350
                                       Ara......................................          21,000(a)       47,939
                                       Block (H & R)............................         196,900       5,710,100
                                       Browning-Ferris Industries...............         185,000       4,856,250
                                       Cognizant................................         145,700       4,808,100
                                       Darden Restaurants.......................         261,000       2,283,750
                                       Deluxe...................................         171,000       5,600,250
                                       Dillard Department Stores, Cl. A.........          70,000       2,161,250
                                       Dun & Bradstreet.........................         150,700       3,579,125
                                       Footstar.................................          93,340       2,321,833
                                       ITT......................................         170,100       7,378,087
                                       Kroger...................................          91,000(a)    4,231,500
                                       New York Times, Cl. A....................         117,000       4,446,000
                                       News, ADR................................          95,000       1,983,125
                                       Pittston Brinks..........................         108,200       2,921,400
                                       Rite Aid.................................         143,100       5,688,225
                                       Tandy....................................          70,500       3,102,000
                                       Toys R Us................................         259,300(a)    7,779,000
                                       Waban....................................          53,000(a)    1,378,000
                                       Woolworth ...............................         474,000(a)   10,368,750
                                                                                                    ------------
                                                                                                      82,986,034
                                                                                                    ------------


Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
                 Data Processing--.1%  Canon....................................          20,000      $  442,333
                                                                                                    ------------

       Electrical & Electronics--1.0%  Alcatel Alsthom, ADR.....................         199,916       3,198,656
                                       Hitachi..................................          53,000         494,514
                                       Hongkong Electric........................         100,000         332,277
                                       Mabuchi Motor............................           7,000         352,570
                                       Murata Manufacturing.....................          15,400         512,225
                                       QPL International........................          55,000          42,666
                                       Siemens..................................           7,000         329,332
                                       Toshiba..................................          60,000         377,365
                                                                                                    ------------
                                                                                                       5,639,605
                                                                                                    ------------

                         Energy--6.8%  British Petroleum, ADR...................          35,600       5,032,950
                                       Coastal..................................          50,800       2,482,850
                                       Dresser Industries.......................         118,900       3,685,900
                                       ENI S.p.A, ADR...........................           6,500         335,563
                                       Elf Aquitaine............................           3,193         290,569
                                       Elf Aquitaine, ADR.......................         186,158       8,423,650
                                       Exxon....................................          54,000       5,292,000
                                       Fletcher Challenge Energy................          65,000         188,202
                                       Mobil....................................          40,600       4,963,350
                                       Petronas Dagangan Berhad.................          20,000          51,475
                                       Repsol...................................           8,000         306,697
                                       Repsol, ADR..............................           7,000         266,875
                                       Tosco....................................          43,626       4,470,562
                                       Ultramar Diamond Shamrock................          78,800       2,492,050
                                       YPF Sociedad Anonima, ADR................          19,000         479,750
                                                                                                    ------------
                                                                                                      38,762,443
                                                                                                    ------------

            Financial Services--19.6%  AMMB Holdings Berhad.....................           6,000          50,366
                                       Aetna....................................         141,400      11,312,000
                                       Allmerica Financial......................          80,100       2,683,350
                                       Allstate.................................         125,600       7,269,100
                                       American Express.........................          88,000       4,972,000
                                       American International...................          27,050       2,928,163
                                       Bancorp Hawaii...........................          61,200       2,570,400
                                       Bank of Boston...........................         121,390       7,799,308
                                       BankAmerica..............................          80,430       8,022,892
                                       CIGNA....................................          57,200       7,814,950
                                       Chubb....................................          97,000       5,213,750
                                       Commonwealth Bank of Australia...........           1,437          13,755
                                       Credit Saison............................          25,000         559,395
                                       Dean Witter, Discover & Co...............          84,000       5,565,000
                                       Equitable Cos............................         175,100       4,311,838
                                       Everest Reinsurance......................         138,200       3,973,250
                                       Great Western Financial..................          86,300       2,502,700
                                       Grupo Financiero Inbursa.................          20,000          68,231

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
      Financial Services (continued)   ING Groep................................           4,992      $  179,637
                                       ITT Hartford.............................          53,100       3,584,250
                                       Kansas City Southern Industries..........          55,200       2,484,000
                                       MBF Capital Berhad.......................          28,000          45,456
                                       Morgan (JP) & Co.........................          35,800       3,494,975
                                       NationsBank..............................          78,000       7,624,500
                                       Nichiei..................................           4,500         332,397
                                       Republic New York........................          47,000       3,836,375
                                       SAFECO...................................         138,800       5,473,925
                                       State Bank of India, ADR.................           3,300(a)       57,321
                                       Washington Mutual........................         159,860       6,923,936
                                                                                                    ------------
                                                                                                     111,667,220
                                                                                                    ------------

       Foods & Related Products--1.0%  Danone...................................           2,588         360,525
                                       Devro....................................          27,500         126,682
                                       Goodman Fielder..........................          69,635          86,361
                                       Henkel KGaA..............................             700(a)       33,524
                                       Kao......................................          45,000         524,838
                                       Nestle...................................             225         241,018
                                       PT Sari Husada...........................           8,000          52,159
                                       Pick Szeged, ADR.........................           1,000(a,b)     58,500
                                       Tablex...................................          10,000          28,535
                                       Unilever NV, ADR.........................          23,500       4,118,375
                                       Universal Robina.........................          90,000          50,475
                                                                                                    ------------
                                                                                                       5,680,992
                                                                                                    ------------

         Forest & Paper Products--.1%  Amcor....................................          28,900         185,872
                                       Aracruz Celulose, ADR....................           7,200          59,400
                                       Koninklijke KNP..........................          10,000         218,108
                                       Smith (David S.).........................          55,925         298,807
                                                                                                    ------------
                                                                                                         762,187
                                                                                                    ------------

                    Health Care--7.3%  Allergan.................................         160,000       5,700,000
                                       Baxter International.....................          97,900       4,013,900
                                       Biomet...................................         144,000       2,178,000
                                       Bristol-Myers Squibb.....................          57,800       6,285,750
                                       Novartis.................................          76,046       4,287,094
                                       OrNda Healthcorp.........................          30,500(a)      892,125
                                       Pharmacia & Upjohn.......................         199,000       7,885,375
                                       Progressions Health Systems..............          69,060(a)        2,072
                                       Schering Plough..........................          72,500       4,694,375
                                       Tenet Healthcare.........................         122,000(a)    2,668,750
                                       Watson Pharmaceuticals...................          56,000(a)    2,516,500
                                       Yamanouchi Pharmaceutical................          15,000         308,423
                                                                                                    ------------
                                                                                                      41,432,364
                                                                                                    ------------

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
           Industrial Components--.1%  Leader Universal Holdings Berhad.........          30,000       $  62,958
                                       Minebea..................................          40,000         334,514
                                                                                                    ------------
                                                                                                         397,472
                                                                                                    ------------

                       Insurance--.1%  Bangkok Insurance........................           1,600          22,706
                                       Dai-Tokyo Fire & Marine Insurance........          75,000         398,488
                                       Pacific & Orient Berhad..................          25,000          60,384
                                       Zurich Versicherungs.....................           1,200         332,762
                                                                                                    ------------
                                                                                                         814,340
                                                                                                    ------------

                    Leisure Time--.0%  Harbour Centre Development...............          50,000          73,696
                                                                                                    ------------

                       Machinery--.3%  Far East Levingston Shipbuilding.........          57,000         297,214
                                       GEA......................................           1,000         305,646
                                       Laird....................................          45,000         306,709
                                       Mitsubishi Heavy Industries..............          60,000         476,890
                                       Scania AB 'A', ADR.......................           2,250          54,281
                                       Scania AB 'B', ADR.......................           2,250          54,281
                                       Scapa....................................          50,862         213,833
                                       Sulzer...................................             420         242,013
                                                                                                    ------------
                                                                                                       1,950,867
                                                                                                    ------------

                   Merchandising--.1%  Companhia Brasileira de Distribuicao
                                         Grupo Pao de Acucar, ADR...............           2,000          35,250
                                       Disco, ADR...............................           2,200          62,150
                                       Ito-Yokado...............................          10,000         435,421
                                       Magazine Zum Globus......................             450         207,305
                                                                                                    ------------
                                                                                                         740,126
                                                                                                    ------------

                          Metals--.1%  Companhia Vale do Rio Doce, ADR..........           3,500          67,375
                                       Malayawata Steel Berhad..................          27,000          50,889
                                       Pohang Iron & Steel, ADR.................           3,000          60,750
                                       RTZ......................................          30,263         486,122
                                       Tubes de Acero de Mexico, ADR............           2,600(a)       41,275
                                                                                                    ------------
                                                                                                         706,411
                                                                                                    ------------

         Miscellaneous Materials--.1%  Bunzl....................................          95,871         382,537
                                       Cristalerias de Chile, ADR...............           3,300          60,225
                                       Empaques Ponderosa.......................         102,000(a)       62,998
                                                                                                    ------------
                                                                                                         505,760
                                                                                                    ------------

                  Multi Industry--.8%  ALFA.....................................          10,558          48,673
                                       BTR......................................         103,685         504,272
                                       First Philippine.........................          20,000          45,627

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
          Multi Industry (continued)   Hanson, ADR..............................         460,000     $ 3,105,000
                                       Hunter Douglas...........................           5,083         342,591
                                       Malbak...................................          10,000          43,813
                                       Orkla....................................           3,000         190,207
                                                                                                    ------------
                                                                                                       4,280,183
                                                                                                    ------------

                     Real Estate--.1%  Cheung Kong..............................          33,000         293,328
                                       Empire East Land.........................         120,000(a)       54,753
                                       IOI Properties Berhad....................          20,000          64,938
                                                                                                    ------------
                                                                                                         413,019
                                                                                                    ------------

                      Recreation--.0%  Sankyo...................................           8,000         234,298
                                       Yue Yuen Industrial......................         374,000         142,647
                                                                                                    ------------
                                                                                                         376,945
                                                                                                    ------------

                     Technology--5.3%  Digital Equipment........................         107,200(a)    3,899,400
                                       General Instrument.......................         110,100(a)    2,380,913
                                       KLA Instruments..........................          55,000(a)    1,952,500
                                       Lucent Technologies......................         104,154       4,817,122
                                       National Semiconductor...................         166,600(a)    4,060,875
                                       Quantum..................................          62,500(a)    1,789,062
                                       Scientific-Atlanta.......................         160,000       2,400,000
                                       Seagate Technology.......................          93,400(a)    3,689,300
                                       Silicon Graphics.........................         206,400(a)    5,263,200
                                                                                                    ------------
                                                                                                      30,252,372
                                                                                                    ------------

              Telecommunications--.4%  Cable & Wireless, ADR....................          15,000         369,375
                                       Compania de Telecomucicaciones, ADR......             500          50,563
                                       Koor Industries..........................             500(a)       43,623
                                       Korea Mobile Telecommunications, ADR.....           5,253          67,632
                                       Portugal Telecom, ADR....................           1,700          48,025
                                       Royal PTT Nederland, ADR.................           6,778         256,717
                                       Stet, Di Risp............................         155,000         522,997
                                       Tele Danmark, ADR........................          11,000         299,750
                                       Telecomunicacoes Brasileiras, ADR........           1,200          91,800
                                       Telefonica de Argentina..................          26,400          69,182
                                       Telefonica del Peru, ADR.................           5,000          94,375
                                       Telefonos de Mexico......................         120,000         197,540
                                       Telefonos de Mexico, ADR.................           3,000          99,000
                                                                                                    ------------
                                                                                                       2,210,579
                                                                                                    ------------

                 Transportation--1.2%  Air New Zealand..........................          59,818         162,215
                                       CSX .....................................          46,000       1,943,500
                                       Singapore Airlines.......................           8,000          72,571
                                       Transportacion Maritima, ADR.............           7,800          40,950

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Common Stocks (continued)                                                                Shares        Value
--------------------------------------------------------------------------------        --------    ------------
          Transportation (continued)   Union Pacific............................          68,300     $ 4,106,538
                                       Yamato Transport.........................          38,500         399,136
                                                                                                    ------------
                                                                                                       6,724,910
                                                                                                    ------------

                     Utilities--10.4%  AT&T.....................................         138,000       6,003,000
                                       CMS Energy...............................         121,800       4,095,525
                                       Central Costanera, Cl. B.................          15,000          45,909
                                       Companhia Energentina de Minas Gerais, ADR          2,900          98,600
                                       Entergy..................................          95,000       2,636,250
                                       GTE......................................         100,000       4,550,000
                                       Gas Y Electridad.........................           6,000         383,372
                                       Illinova.................................         197,100       5,420,250
                                       Korea Electric Power, ADR................           3,300          67,650
                                       MCI Communications.......................         242,700       7,933,256
                                       NYNEX....................................          95,600       4,600,750
                                       New England Electric System..............          80,000       2,790,000
                                       Pinnacle West Capital....................          81,000       2,571,750
                                       Powergen.................................          57,825         568,405
                                       Sprint...................................         137,200       5,470,850
                                       360 (Degrees) Communications.............         252,800       5,846,000
                                       Tenaga Nasional Berhad...................           9,000          43,120
                                       Unicom...................................         196,900       5,340,913
                                       VEBA.....................................           6,000         346,528
                                       Viag.....................................             800         313,563
                                                                                                    ------------
                                                                                                      59,125,691
                                                                                                    ------------
                                       TOTAL COMMON STOCKS
                                         (cost $468,038,758)....................                    $550,834,388
                                                                                                    ============

Preferred Stocks--.0%
--------------------------------------------------------------------------------
                      Appliances--.0%  Brasmotor ...............................             200    $     55,534
                                                                                                    ------------

                         Banking--.0%  Banco Itau...............................             200          86,622
                                                                                                    ------------

              Building Materials--.0%  Companhia Cimento Portland Itau..........             200          70,254
                                                                                                    ------------

              Telecommunications--.0%  Ericsson Telecomunicacoes................           4,400          67,800
                                                                                                    ------------
                                       TOTAL PREFERRED STOCKS
                                         (cost $265,405)........................                    $    280,210
                                                                                                    ============


Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         December 31, 1996


Convertible Preferred Stocks--.1%                                                        Shares        Value
--------------------------------------------------------------------------------        --------    ------------
                          Energy--.0%  Petroleo Brasileiro......................             300    $     47,931
                                                                                                    ------------

        Foods & Related Products--.1%  Henkel KGaA-Vorzug.......................           7,800         391,266
                                                                                                    ------------

              Telecommunications--.0%  Philippine Long Distance Telecommunications, ADR    1,200          61,200
                                                                                                    ------------
                                       TOTAL CONVERTIBLE PREFERRED STOCKS
                                         (cost $439,212)........................                    $    500,397
                                                                                                    ============


                                                                                         Principal
Short-Term Investments--1.7%                                                               Amount
---------------------------------------------------------------------------------       ----------
                   Commercial Paper;   General Electric Corporation,
                                         7.10%, 1/2/97
                                         (cost $9,353,000)......................     $ 9,353,000    $  9,353,000
                                                                                                    ============

TOTAL INVESTMENTS (cost $478,096,375)...........................................            98.4%   $560,967,995
                                                                                         =======    ============
CASH AND RECEIVABLES (NET)......................................................             1.6%   $  9,360,342
                                                                                         =======    ============
NET ASSETS......................................................................           100.0%   $570,328,337
                                                                                         =======    ============

Notes to Statement of Investments:
---------------------------------------------------------------------------------
(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $170,012 or approximately .03% of net assets.

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                          December 31, 1996

                                                                                               Cost             Value
                                                                                            ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments       $478,096,375     $560,967,995
                              Cash denominated in foreign currencies...........                1,571,039        1,583,996
                              Receivable for investment securities sold........                                15,825,879
                              Dividends and interest receivable................                                   946,913
                              Receivable for shares of Beneficial Interest subscribed                              12,928
                                                                                                             ------------
                                                                                                              579,337,711



LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                   535,313
                              Due to Distributor...............................                                     7,320
                              Cash overdraft due to Custodian..................                                 3,049,203
                              Payable for shares of Beneficial Interest redeemed                                2,712,496
                              Payable for investment securities purchased......                                 2,698,011
                              Trustees' fees payable...........................                                     7,031
                                                                                                             ------------
                                                                                                                9,009,374
                                                                                                             ------------

NET ASSETS.....................................................................                              $570,328,337
                                                                                                             ------------
                                                                                                             ------------

REPRESENTED BY:               Paid-in capital..................................                              $469,617,126
                              Accumulated undistributed investment income--net..                                  225,149
                              Accumulated net realized gain (loss) on investments                              17,599,465
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                               82,886,597
                                                                                                             ------------

NET ASSETS.....................................................................                              $570,328,337
                                                                                                             ------------

                                                  NET ASSET VALUE PER SHARE
                                                  -------------------------
                                                                       Investor      Institutional      Class R
                                                                        Shares           Shares          Shares
                                                                     ------------    ------------      -----------
Net Assets.....................................................      $486,816,123     $71,893,997      $11,618,217
Shares Outstanding.............................................        16,015,108       2,366,163          381,467
NET ASSET VALUE PER SHARE......................................            $30.40          $30.38           $30.46
                                                                           ======          ======           ======

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Operations                           Year Ended December 31, 1996

INVESTMENT INCOME
INCOME:                       Cash dividends (net of $267,584 foreign taxes
                                withheld at source)............................              $ 10,230,237
                              Interest.........................................                   600,815
                                                                                             ------------
                                Total Income...................................                               $ 10,831,052


EXPENSES:                     Management fee--Note 2(a).........................                4,593,348
                              Distribution fees--Note 2(b)......................                1,203,950
                              Trustees' fees and expenses--Note 2(c)...........                    63,282
                                                                                             ------------
                                Total Expenses.................................                 5,860,580
                              Less--reduction in management fee due to
                                undertaking--Note 2(a)..........................                 (103,470)
                                                                                             ------------
                                Net Expenses...................................                                  5,757,110
                                                                                                              ------------

INVESTMENT INCOME--NET..........................................................                                 5,073,942
                                                                                                              ------------



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments and
                                foreign currency transactions.................               $101,420,084
                              Net realized gain (loss) on forward currency
                                exchange contracts.............................                   (36,300)
                                                                                             ------------
                                Net Realized Gain (Loss).......................                                101,383,784
                              Net unrealized appreciation (depreciation) on investments
                                and foreign currency transactions.............                                  (5,105,765)
                                                                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                  96,278,019
                                                                                                              ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                 $101,351,961
                                                                                                               ============

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                           Year Ended        Year Ended
                                                                                        December 31, 1996  December 31, 1995
                                                                                        -----------------  -----------------
OPERATIONS:
  Investment income--net.......................................................             $  5,073,942    $  6,286,623
  Net realized gain (loss) on investments.....................................               101,383,784      44,708,361
  Net unrealized appreciation (depreciation) on investments...................                (5,105,765)     80,269,570
                                                                                            ------------    ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.........               101,351,961     131,264,554
                                                                                            ------------    ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Investor shares...........................................................                (4,113,567)     (5,652,275)
    Institutional shares......................................................                  (647,083)     (1,170,331)
    Class R shares............................................................                  (124,067)        (20,018)
  Net realized gain on investments:
    Investor shares...........................................................               (80,205,392)    (32,708,062)
    Institutional shares......................................................               (11,721,876)     (6,089,493)
    Class R shares............................................................                (1,866,594)        (14,693)
                                                                                            ------------    ------------

      Total Dividends.........................................................               (98,678,579)    (45,654,872)
                                                                                            ------------    ------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Investor shares...........................................................               110,377,880      32,376,118
    Institutional shares......................................................                14,132,483      92,766,522
    Class R shares............................................................                11,380,217       3,629,228
  Dividends reinvested:
    Investor shares...........................................................                74,407,664      34,209,203
    Institutional shares......................................................                11,944,449       7,078,027
    Class R shares............................................................                 1,990,968          17,322
  Cost of shares redeemed:
    Investor shares...........................................................             (101,845,407)     (53,537,298)
    Institutional shares......................................................              (30,775,024)     (97,834,686)
    Class R shares............................................................               (1,424,273)      (5,221,642)
                                                                                            ------------    ------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.                90,188,957      13,482,794
                                                                                            ------------    ------------

        Total Increase (Decrease) in Net Assets...............................               92,862,339       99,092,476

NET ASSETS:
  Beginning of Period.........................................................               477,465,998     378,373,522
                                                                                            ------------    ------------
  End of Period...............................................................              $570,328,337    $477,465,998
                                                                                            ------------    ------------
                                                                                            ------------    ------------
Undistributed investment income--net...........................................             $    225,149    $     35,924
                                                                                            ------------    ------------

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)

                                                                                                  Shares
                                                                                  ---------------------------------------
                                                                                       Year Ended          Year Ended
                                                                                    December 31, 1996   December 31, 1995
                                                                                  -------------------   -----------------
CAPITAL SHARE TRANSACTIONS:
  Investor Shares
  Shares sold..............................................................                3,375,086          1,133,898
  Shares issued for dividends reinvested...................................                2,435,917          1,141,448
  Shares redeemed..........................................................               (3,126,844)        (1,888,328)
                                                                                          ----------         ----------
      Net Increase (Decrease) in Shares Outstanding........................                2,684,159            387,018
                                                                                          ==========         ==========
  Institutional Shares
  Shares sold..............................................................                  430,202          3,304,350
                                                                                          ----------         ----------
  Shares issued for dividends reinvested...................................                  391,174            236,346
  Shares redeemed..........................................................                 (965,361)        (3,450,788)
                                                                                          ----------         ----------
      Net Increase (Decrease) in Shares Outstanding........................                 (143,985)            89,908
                                                                                          ==========         ==========
  Class R
  Shares sold..............................................................                  354,824            138,967
  Shares issued for dividends reinvested...................................                   65,018                577
  Shares redeemed..........................................................                  (44,489)          (177,018)
                                                                                          ----------         ----------
      Net Increase (Decrease) in Shares Outstanding........................                  375,353            (37,474)
                                                                                          ==========         ==========

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Financial Highlights

Reference is made to pages 5 and 6 of the Fund's Prospectus dated May 1, 1997 for Investor and Class R. shares.

Reference is made to page 4 of the Fund's Prospectus dated May 1, 1997 for Insittutional shares.

                       See notes to financial statements.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   The Dreyfus/Laurel Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering three series including the Dreyfus Core Value Fund (the "Fund"). The Fund's investment objective is to seek long-term growth of capital and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares:
Investor, Institutional and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the Fund as of April 4, 1994, and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

   Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Foreign currency transactions: The Fund does not isolate that portion of the results of the operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in

Dreyfus Core Value Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

the value of assets and  liabilities
other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (d) Forward currency exchange contracts: The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1996, there were no open forward currency exchange contracts.

   (e) Distributions to shareholders: Dividends are recorded on the ex-divided date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (f) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. The Manager is also required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). In addition, during the period ended December 31, 1996, the Manager voluntarily agreed to waive its fee by .02% of the value of the Fund's average daily net assets. The reduction in the management fee pursuant to the waiver amounted to $103,470 during the period ended December 31, 1996.

   (b) Distribution plan: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Investor and Institutional shares. Under the Plan, the Fund may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares and up to .15% of the value of

Dreyfus Core Value Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

the  average  daily net  assets
attributable to its Institutional shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period ended December 31, 1996, the distribution fee for the Investor shares and Institutional shares were $1,105,214 and $98,736, respectively.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

   (c) Trustees' Fees: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds:
The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1996 amounted to $446,015,030 and $458,940,931, respectively.

   At December 31, 1996, accumulated net unrealized appreciation on investments was $82,871,620, consisting of $91,811,941 gross unrealized appreciation and $8,940,321 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

Dreyfus Core Value Fund
------------------------------------------------------------------------------
Independent Auditors' Report

The Board of Trustees and Shareholders
The Dreyfus/Laurel Funds Trust:

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended December 31, 1993 were audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on those financial highlights.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years or periods in the three-year period then ended, in conformity with generally accepted accounting principles.

                                         KPMG Peat Marwick LLP

New York, New York
February 14, 1997



____________________________________________________________________________


                     DREYFUS PREMIER MANAGED INCOME FUND
                CLASS A, CLASS B, CLASS C AND CLASS R SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                 MAY 1, 1997

____________________________________________________________________________


This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Premier Managed Income Fund (formerly, the Premier Managed Income Fund) (the "Fund"), dated May 1, 1997, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust (formerly, The Laurel Funds Trust), an open-end management investment company (the "Trust"), known as a mutual fund. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

      Call Toll Free 1-800-645-6561
      In New York City -- Call 1-718-895-1206
      Outside the U.S. and outside of Canada -- Call 516-794-5452

   The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.


   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS

                                                           Page
Investment Objective and Management Policies               B-2
Management of the Fund                                     B-12
Management Arrangements                                    B-19
Purchase of Fund Shares                                    B-20
Distribution and Service Plans                             B-22
Redemption of Fund Shares                                  B-23
Shareholder Services                                       B-24
Determination of Net Asset Value                           B-28
Dividends, Other Distributions and Taxes                   B-28
Portfolio Transactions                                     B-32
Performance Information                                    B-34
Information About the Fund                                 B-36
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors                         B-37
Financial Statements                                       B-38
Appendix A                                                 B-39

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

Portfolio Securities

   Currency Transactions. The Fund may engage in currency exchange transactions as a means of managing certain risks associated with purchasing and selling securities denominated in foreign securities. Generally, the currency exchange transactions of the Fund will be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the currency exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 0.1% due to the cost of converting from one currency to another. The Fund also may deal in forward exchanges between currencies of the different countries in which it invests as a hedge against possible variations in the exchange rates between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

   Dealings in forward currency exchanges by the Fund are limited to hedging involving either specific transactions or aggregate portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in such currency. The Fund will not speculate in forward currency exchanges. The Fund may position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency. If the Fund enters into a position hedging transaction, its custodian or sub-custodian bank will place cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Dreyfus. The Fund will not enter into a position hedging commitment if, as a result thereof, the Fund would have more than 15% of the value of its total assets committed to such contracts. The Fund will not enter into a forward contract with a term of more than one year.

   It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved.
   At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the currency. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The use of forward currency contracts by the Fund will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its portfolio securities, regardless of currency denomination, and will not do so unless deemed appropriate by Dreyfus. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. In addition, although forward currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of the currency increase.

   Because the Fund invests in foreign securities, the Fund will hold from time to time various foreign currencies pending its investment in foreign securities or conversion into U.S. dollars. Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. When converting foreign currencies to U.S. dollars, the Fund may incur costs of currency conversion. A foreign exchange dealer does not charge a fee for conversion, but it does realize a profit based on the difference, which is known as the spread, between the prices at which the dealer is buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   U.S. Government Securities. The Fund may invest in U.S. Government Securities that are direct obligations of the U.S. Treasury, or that are issued by agencies and instrumentalities of the U.S. Government and supported by the full faith and credit of the U.S. Government. These include Treasury notes, bills and bonds and securities issued by the Government National Mortgage Association ("GNMA"), the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration.


   The Fund may also invest in U.S. Government Securities that are not supported by the full faith and credit of the U.S. Government. These include securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks, Tennessee Valley Authority, Student Loan Marketing Association and District of Columbia Armory Board. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only when Dreyfus determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

   GNMA certificates represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a corporate instrumentality of the U.S. Department of Housing and Urban Development, guarantees timely payment of principal and interest on GNMA certificates; this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.

   Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing Administration or the Farmers Home Administration, or is insured or guaranteed by the Veterans Administration. The mortgages have maximum maturities of 40 years. Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled prepayments (attributable to voluntary prepayments or foreclosures). GNMA has introduced a pass-through security backed by adjustable-rate mortgages. The securities will bear interest at a rate which will be adjusted annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages.

   FNMA and FHLMC are Government sponsored corporations owned by private stockholders. Each is subject to general regulation by an office of the Department of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA and FHLMC are guaranteed by those entities as to payment of principal and interest.

   Bank Obligations. The Fund is permitted to invest in high-quality, short-term money market instruments. The Fund may invest temporarily, and without limitation, in such instruments when, in Dreyfus' opinion, a "defensive" investment posture is warranted.


   Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, all banks whose certificates of deposit may be purchased by the Trust are insured by the FDIC and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal upon obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Evidence of ownership of portfolio securities may be held outside of the United States, and the Trust may be subject to the risks associated with the holdings of such property overseas.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the countries in which the foreign bank has its head office. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank. The Trust will carefully consider these factors in making such investments.

   Mortgage Backed Securities. The Fund may invest in various mortgage backed securities, as described in its Prospectus. Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.


   Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Collateralized Mortgage Obligations ("CMOs") are generally issued as a series of different classes. An issue of CMOs tends to be backed by a larger number of mortgages than GNMA, FNMA or FHLMC certificates, thus allowing greater statistical prediction of prepayment characteristics. Interest and principal payments on the mortgages underlying any series will first be applied to meet the interest payment requirements of each class in the series other than any class in respect of which interest accrues but is not paid or any principal only class. Then, principal payments on the underlying mortgages are generally applied to pay the principal amount of the class that has the earliest maturity date. Once that class is retired, the principal payments on the underlying mortgages are applied to the class with the next earliest maturity date. This is repeated until all classes are paid. Therefore, while each class of CMOs remains subject to prepayment as the underlying mortgages prepay, structuring several classes of CMOs in the stream of principal payments allows one to more closely estimate the period of time when any one class is likely to be repaid. The Fund may invest in mortgage backed securities issued by FHLMC and FNMA.



   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans, including CMOs, in which the Fund can invest. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect U.S. Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by U.S. Government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.


   The Fund expects that U.S. Government or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Fund will, consistent with its investment objective and policies, consider making investments in such new types of securities.


   Other Asset-Backed Securities. The Fund may also invest in non-mortgage Asset-Backed Securities. The purchase of non-mortgage Asset-Backed Securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset-Backed Securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-Backed Securities, credit card receivables are unsecured obligations of the card holder.

   The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for Asset-Backed Securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed. Dreyfus intends to limit its purchases of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

   Low-Rated Securities. The Fund may invest in low-rated and comparable unrated securities. The effect a recession might have on such securities is not known. Any such recession, however, could severely disrupt the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.


   The ratings of the various nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although Dreyfus uses these ratings as a criterion for the selection of securities for the Fund, Dreyfus also relies on its independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on Dreyfus' credit analysis of low-rated and unrated securities than would be the case for a portfolio of higher-rated securities.

   Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not timely change its ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although Dreyfus will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by an NRSRO for securities may change as a result of changes in the rating systems or due to a corporate reorganization of the NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objective and policies of the Fund.

   Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. Government Securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the credit guidelines of the Board of Trustees. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always require that it receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in the agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund's custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. Dreyfus seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the credit guidelines of the Trust's Board of Trustees.


   When-Issued Securities. New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Cash or marketable high-grade debt securities equal to the amount of the above commitments will be segregated on the Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.


   Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income the Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.


   When payment for when-issued securities is due, the Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.


   Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to investors who agree that they are purchasing the paper for an investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Trust's Board of Trustees, Dreyfus may determine that Section 4(2) paper is liquid for the purposes of complying with the Fund's investment restriction relating to investments in illiquid securities.

Management Policies

   The Fund engages, except as noted, in the following practice in furtherance of its investment objective.


   Loans of Fund Securities. The Fund has authority to lend its portfolio securities provided (1) the loan is secured continuously by collateral consisting of U.S. Government Securities or cash or cash equivalents adjusted daily to make a market value at least equal to the current market value of these securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. In determining whether to lend securities, Dreyfus considers all relevant factors and circumstances including the creditworthiness of the borrower.



   Master/Feed Option. The Trust may in the future seek to achieve the Fund's investment objectives by investing all of the Fund's assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees detemine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Investment Restrictions

   The following limitations have been adopted by the Fund. The Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. The Fund may not:


   1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government Securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)


   2. Borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

   3. Make loans or lend securities, if as a result thereof more than one-third the Fund's total assets would be subject to all such loans. For purposes of this restriction debt instruments and repurchase agreements shall not be treated as loans.

   4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

   5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).


   6. Purchase or sell commodities except that the Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.


   7. Purchase with respect to 75% of the Fund's total assets securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


   The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies, and restrictions as the Fund.


   The Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

   1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

   2. The Fund will not purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.


   3. The Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to the Fund's transactions in futures contracts and options.


   4. The Fund will not purchase warrants if at the time of such purchase:
(a) more than 5% of the value of the Fund's assets would be invested in warrants, or (b) more than 2% of the value of the Fund's assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this restriction, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).


   5. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

   6. The Fund may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

   7. The Fund will not purchase oil, gas or mineral leases (the Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).


   8. The Fund shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


   9. The Fund shall not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.


   10. The Fund shall not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

   As an operating policy, the Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The Trust's Board of Trustees may change this policy without shareholder approval. Notice will be given to shareholders if this policy is changed by the Board.

   If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.


                     MANAGEMENT OF THE FUND

                     Principal Shareholders

   The following shareholder owned of record more than 5% of Class A shares of the Fund at March 31, 1997: Boston Safe Deposit and Trust Company, One Cabot Road, Medford, MA 02155-1541, 5% record.

   The following shareholder owned of record more than 5% of Class B shares of the Fund at March 31, 1997: Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, Jacksonville, Florida 32246-6484, 21% record.

   The following shareholders owned of record more than 5% of Class C shares of the Fund at March 31, 1997: Merrill Lynch Pierce Fenner and Smith, Inc., 4800 Dear Lake Drive, Jacksonville, Florida 32246-6484, 41% record; B. Zaitz and Sons, Inc., P.O. Box 190, Highstown, NJ 08520-0190, 29% record; Dreyfus Trust Company, P.O. Box 7351, Bloomfield, CT 06002-7351, 8% record; Edgar Rongasawmy, 566 Zion Street, Hartford, CT 06106-2348, 5% record.

   The following shareholders owned of record more than 5% of Class R shares of the Fund at March 31, 1997; Boston Safe Deposit and Trust Company, P.O. Box 3198, Pittsburgh, PA 15230-3198, 26% record; Boston and Company, P.O. Box 3198, Pittsburgh, PA 15230-3198, 22% record; Boston Safe Deposit and Trust Company, Attention: Lien Kennedy, One Cabot Road, Medford, MA 02155-5158, 15% record; Dreyfus Trust Company, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144, 6% record.


               Federal Law Affecting Mellon Bank

   The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged principally in that business. The activities of Mellon Bank, N.A. ("Mellon Bank") in informing its customers of, and performing, investment and redemption services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus' investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under there arrangements are consistent with statutory and regulatory obligations.


   Changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.


               Trustees and Officers of the Trust

   The Trust has a Board composed of eleven Trustees which supervises the Trust's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the 1940 Act) is indicated by an asterisk. Each of the Trustees also serves as a Trustee of The Dreyfus/Laurel Tax-Free Municipal Funds and as a Director of The Dreyfus/Laurel Funds, Inc. (collectively, with the Trust, the "Dreyfus/Laurel Funds").


o+RUTH MARIE ADAMS.  Trustee of the Trust; Professor of English and Vice
     President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio.
     Age: 81 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.


o+FRANCIS P. BRENNAN.  Chairman of the Board of Trustees and Assistant
     Treasurer of the Trust; Director and Chairman, Massachusetts Business Development Corp; and from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 79 years old. Address: Massachusetts Business Development Corp., 50 Milk Street, Boston, Massachusetts 02109.


o+JOSEPH S. DiMARTINO.  Trustee of the Trust since February 1995.  Since
     January 1995, Mr. DiMartino has served as Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Noel Group, Inc., a venture capital company and a Director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., Curtis Industries, Inc., Simmons Outdoor Corporation and Staffing Resources, Inc. Mr. DiMartino is also a Board member of 152 other funds in the Dreyfus Family of Funds. From November 1995 to January 1997, he was a Director of Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio and Bank Portfolio. For more than five years prior to January 1995, he was President and a director of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Age: 53 years old.
     Address: 200 Park Avenue, New York, New York 10166.


o+JAMES M. FITZGIBBONS.  Trustee of the Trust; Chairman, Howes Leather
     Company, Inc.; Director, Fiduciary Trust Company. Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 61 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.


o*J. TOMLINSON FORT.  Trustee o the Trust; Partner, Reed, Smith, Shaw &
     McClay (law firm). From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 68 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.


o+ARTHUR L. GOESCHEL. Trustee of the Trust; Chairman of the Board and Director, Rexene Corporation; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 74 years old.
     Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania
     15143.


o+KENNETH A. HIMMEL.  Trustee of the Trust; Director, The Boston Company,
     Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; Managing partner, Franklin Federal Partners from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 49 years old.
     Address: Himmel and Company, Inc., 399 Boylston St., 11th Floor, Boston, Massachusetts 02116.


o*ARCH S. JEFFERY.  Trustee of the Trust; Financial Consultant.  From
     November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio.
     Age: 78 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.


o+STEPHEN J. LOCKWOOD.  Trustee of the Trust; President and CEO, LDG
     Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio.
     Age: 48 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.


o+JOHN J. SCIULLO. Trustee of the Trust; Dean Emeritus and Professor of Law,
     Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; Member of Advisory Committee on Decendents' Estate Laws of Pennsylvania. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Institutional Investment Portfolio. Age: 64 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224


o+ROSLYN M. WATSON. Trustee of the Trust; Principal, Watson Ventures;
     Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; Director, Massachusetts Electric Company; Director, The Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc. - Bank Portfolio. Age: 46 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.


#MARIE E. CONNOLLY.  President and Treasurer of the Trust, The
     Dreyfus/Laurel Funds Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Vice President of the Trust, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (March 1994 to September 1994); President, Funds Distributor, Inc. (since 1992); Treasurer, Funds Distributor, Inc. (July 1993 to April 1994); COO, Funds Distributor, Inc. (since April 1994); Director, Funds Distributor, Inc. (since July 1992); President, COO and Director, Premier Mutual Fund Services, Inc. (since April 1994); Senior Vice President and Director of Financial Administration, The Boston Company Advisors, Inc. (December 1988 to May 1993). Age: 38 years old. Address:
     60 State Street, Boston, Massachusetts  02109.


#DOUGLAS C. CONROY, Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Supervisor of Treasury Services and Administration of Funds Distributor, Inc. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, Mr. Conroy was employed as a fund accountant at TBC. Age: 27 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#RICHARD W. INGRAM, Vice President and Assistant Treasurer of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Senior Vice President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of TBC. Age: 40 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#MARK A. KARPE, Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since October 1996). Senior Paralegal of Premier Mutual Fund Services, Inc. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#ELIZABETH KEELEY.  Vice President and Assistant Secretary of the Trust, The
     Dreyfus/Laurel Funds Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Counsel, Premier Mutual Fund Services, Inc. Prior to September 1995, she was enrolled at the Fordham University School of Law and received her J.D. in May 1995. Prior to September 1992, she was an Assistant at the National Association for Public Interest Law. Age: 27 years old. Address: 200 Park Avenue, New York, New York 10166.


#MARY A. NELSON, Vice President and Assistant Treasurer of the Trust, The
     Dreyfus/Laurel Funds Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since July 1996). Vice President and Manager of Treasury Services and Administration of Funds Distributor, Inc. From September 1989 to July 1994, Ms. Nelson was an Assistant Vice President and Client Manager for TBC. Age: 32 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#JOHN E. PELLETIER.  Vice President and Secretary of the Trust, The
     Dreyfus/Laurel Funds Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since September 1994); Senior Vice President, General Counsel and Secretary, Funds Distributor, Inc. (since April 1994); Senior Vice President, General Counsel and Secretary, Premier Mutual Fund Services, Inc. (since August 1994); Counsel, The Boston Company Advisors, Inc. (February 1992 to March 1994); Associate, Ropes & Gray (August 1990 to February 1992). Age: 31 years old. Address: 60 State Street, Boston, Massachusetts 02109.


#MICHAEL S. PETRUCELLI. Vice President and Treasurer of the Trust, The
     Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1997); Director of Strategic Client Initiatives for Premier Mutual Fund Services, Inc. From December, 1989 through November, 1996 he was employed with GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Age: 35 years old. Address: 200 Park Avenue, New York, New York 10166.


#JOSEPH F. TOWER, III.  Vice President and Assistant Treasurer of the Trust,
     The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds (since January 1996); Senior Vice President, Treasurer and Chief Financial Officer of Premier Mutual Fund Services, Inc. From 1988 to August 1994, he was employed by TBC where he held various management positions in the Corporate Finance and Treasury areas. Age:
     33 years old.  Address: 60 State Street, Boston, Massachusetts 02109.

________________________________
*    "Interested person" of the Trust, as defined in the 1940 Act.
o    Member of the Audit Committee.
+    Member of the Nominating Committee.
# Officer also serves as an officer for other investment companies advised by Dreyfus.

   The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of March 31, 1997.


   No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act), $27,000 per annum (and an additional $25,000 for the Chairman of the Board of Directors/Trustees of the Dreyfus/Laurel Funds).
In addition, the Dreyfus/Laurel Funds pay each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 Act), $1,000 per joint Dreyfus/Laurel Funds Board meeting attended, plus $750 per joint Dreyfus/Laurel Funds Audit Committee meeting attended, and reimburse each Trustee/Director who is not an "interested person" of the Trust (as defined in the 1940 act) for travel and out-of-pocket expenses.


   For the fiscal year ended December 31, 1996, the aggregate amount of fees and expenses received by each current Trustee of the Trust from the Trust and all other funds in The Dreyfus Family of Funds for which such person is a Board member were as follows:



                                                            Total
                                                         Compensation
                                                         From the Trust
                                Aggregate               and Fund Complex
                              Compensation               Paid to Board
Name of Board Member             From Trust#                Member****

Ruth Marie Adams                 $10,833.33                 $  31,500

Francis P. Brennan*               19,098                       70,000

James M. Fitzgibbons              10,833.33                    31,500

Joseph S. DiMartino**                none                     517,075***

J. Tomlinson Fort**                  none                       none

Arthur L. Goeschel                11,500                       32,500

Kenneth A. Himmel                 10,250                       30,750

Arch S. Jeffery**                 none                          none

Stephen J. Lockwood               10,833.33                    31,500

John J. Sciullo                   11,500                       32,500

Roslyn M. Watson                  11,166.67                    32,500



# Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $16,473.54 for the Trust.


* Compensation of Francis P. Brennan includes $25,000 paid by the Dreyfus/Laurel Funds to be the Chairman of the Board. Effective May 1, 1996, the retainer was reduced from $75,000 to $25,000 annually.


** For the fiscal year ended December 31, 1996, Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery were paid directly by Dreyfus for serving as Board members of the Trust and the funds in the Dreyfus/Laurel Funds. For the fiscal year ended December 31, 1996, the aggregate amount of fees and expenses received by Joseph S. DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the Trust were $11,500 $11,500 and $11,500, respectively, and for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) were $32,500, $32,500 and $32,500, respectively. In addition, Dreyfus reimbursed Messrs. DiMartino, Fort and Jeffery a total of $4,895.49 for expenses attributable to the Trust's Board meetings which is not included in the $16,473.54 amount noted above).


*** Amount paid to Joseph S. DiMartino from the funds in the Fund Complex for the calendar year ended December 31, 1996.

**** The Dreyfus Family of Funds consists of 152 mutual funds.


                    MANAGEMENT ARRANGEMENTS

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


   Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Trust dated April 4, 1994 (the "Management Agreement"), transferred to Dreyfus as of October 17, 1994. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Trustees.

   The Management Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Trust and either a majority of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Trust may terminate the Agreement, without prior notice to Dreyfus, upon the vote of a majority of the Board of, Trustees or upon the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Trust. The Management Agreement will terminate immediately and automatically upon its assignment.

   The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

   As compensation for Dreyfus' services, the Fund pays a fee, based on its total average daily net assets, that is computed daily and paid monthly.
The rates at which such fees are paid are described in the Prospectus. Dreyfus may waive all or a portion of its fees payable by the Fund from time to time.


   The following table shows the fees paid by the Fund to Dreyfus (or its predecessors as the prior investment advisors), including any fee waiver during the 1994, 1995 and 1996 fiscal years.


                               1996        1995        1994
                               Fee         Fee         Fee

Dreyfus Premier Managed
   Income Fund                 $653,857    $632,276    $630,564(1)

_______________________
(1)$7,023 and $5,389 were voluntarily waived and reimbursed respectively by The Boston Company Advisors, Inc., which served as investment manager to the Fund prior to April 14, 1994.



                    PURCHASE OF FUND SHARES

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


   The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies.


   For the fiscal year ended December 31, 1995, the Distributor retained $2,566 from sales loads on the Fund's Class A shares. For the fiscal year ended December 31, 1995, the Distributor retained $294 from the contingent deferred sales charge ("CDSC") on Class B shares for the Fund. For the same period, the Distributor retained no fees from the CDSC on Class C shares for the Fund. For the fiscal year ended December 31, 1996, the Distributor retained $32,647 from sales loads on the Fund's Class A shares. For the same period, the Distributor retained $26,667 from the CDSC on Class B shares. For the same period, the Distributor retained $1,219 from the CDSC on Class C shares.

   Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended ("Code") although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

   Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's of the Fund Prospectus at a price based upon the net asset value of the Fund's Class A shares at the close of business on December 31, 1996.




     Net Asset Value per Share                 $10.73

     Per Share Sales Charge - 4.5%
          of offering price (4.7% of
          net asset value per share)            $0.51

     Per Share Offering Price to
          the Public                           $11.24





     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange ("NYSE") are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

   Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

   In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


   The basis for the exchange will depend upon the relative NAV of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-645-6561.


                DISTRIBUTION AND SERVICE  PLANS


   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plans (Class A Plan and Class B and C Plans)."

Distribution Plan

   The Securities and Exchange Commission ("SEC") has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

   Distribution Plan--Class A Shares. The Trust has adopted a Distribution Plan pursuant to the Rule with respect to the Class A shares of the Fund ("Class A Plan"), whereby Class A shares of the Fund may spend annually up to 0.25% of the average of its net assets for costs and expenses incurred in connection with the distribution of, and shareholder servicing with respect to, Class A shares.


   The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Trust's Trustees for their review at least quarterly.
In addition, the Class A Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Class A Plan without approval of the Fund's shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Plan was so approved at a meeting of the Board of Trustees held on January 31, 1997. The Class A Plan is terminable, as to the Fund's Class A shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

   Distribution and Service Plans -- Class B and C Shares. In addition to the above described current Class A Plan for Class A shares, the Board of Trustees has adopted a Service Plan (the "Service Plan") under the Rule for Class B and Class C shares, pursuant to which the Fund pays the Distributor and Dreyfus Service Corporation for the provision of certain services to the holders of Class B and Class C shares. The Trust's Board of Trustees has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the "Distribution Plan"). The Trust's Board of Trustees believes that there is a reasonable likelihood that the Distribution and Service Plans (the "Plans") will benefit the Fund and the holders of Class B and Class C shares.

   For the fiscal year ended December 31, 1996, the distribution and service fees paid by the Fund were:


                                                      Class A     Class B  Class C  Class R


Dreyfus Premier Managed    Distribution Plan Fee      $196,636    $26,667  $1,219      N/A
   Income Fund             Service Plan Fee           N/A         $ 8,889   $ 406      N/A



   A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Trustees and by the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. Each Plan was last approved by the Trustees at a meeting held on January 31, 1997. Each Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and C shares.



                   REDEMPTION OF FUND SHARES

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."


   Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

   TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares--TeleTransfer Privilege."

   Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.


   Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or
(c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."


   Fund Exchanges. Shares of any Class of the Fund may be exchanged for shares of the same or a comparable class of certain other funds advised or administered by Dreyfus. Shares of the same or comparable class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

       A. Exchanges into shares of funds that are offered without a sales load will be made without a sales load.

       B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

       C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

       D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

       E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

   To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

   To request an exchange, an investor, or an investor's Agent acting on the investor's behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr Automated Telephone System) from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

   Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

   To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and SEP-IRAs with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.


   Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds. This privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

   Fund Exchanges and Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

   Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


   Automatic Withdrawal. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distribu tions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


   Dividend Sweep. Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


       A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.


       B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


       C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.


       D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.


   Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available.

   Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, may request from the Distributor forms for adoption of such plans.

   The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

   Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

   The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

   The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                DETERMINATION OF NET ASSET VALUE

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

   Restricted securities, as well as securities or other assets for which market quotations are not readily available, or which are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

   New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


            DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Other Distributions and Taxes."

   The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

   To qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund--which is treated as a separate corporation for federal tax purposes-- (1) must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), (3) must derive less than 30% of its annual gross income from gain on the sale or disposition of any of the following that are held for less than three months -- (i) securities, (ii) non-foreign-currency options and futures and (iii) foreign currencies (or foreign currency options, futures and forward contracts) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation") -- and (4) must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in the selling of securities held for less than three months.


   Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the net asset value of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, if a shareholder sells shares of the Fund held for six months or less and has received a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


   Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.


   A portion of the dividends paid by the Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.


   Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election ("Election") with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign or U.S. possessions' income taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possession sources as his or her own icome from those sources and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Generally, a credit for foreign taxes may not exceed the shareholder's federal income tax attributable to his total foreign source taxable income. The Fund will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes the Election.


   Foreign Currency, Futures, Forward and Hedging Transactions. Gains from the sale or other disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts thereon, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.


   If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, forward contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.


   Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gains or losses from the disposition of foreign currencies and certain foreign currency denominated instruments (including debt instruments and financial forward, futures and option contracts) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" that would be treated as capital gain may be treated as income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold as producing capital gains and other transactions described in Treasury regulations to be issued in the future.


   Under Section 1256 of the Code, any gain or loss realized by the Fund from certain futures, forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.


   Offsetting positions held by the Fund involving certain contracts or options may constitute "straddles," which are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and to the extent noted above, 1258 of the Code, which in certain circumstances override or modify Sections 1256 and 988. As such, all or a portion of any short-term or long-term capital gain from certain straddle transactions may be recharacterized as ordinary income. If the Fund were treated as entering into straddles by reason of its engaging in certain forward contracts or options transactions, such straddles would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. The Fund may make one or more elections with respect to mixed straddles; depending on which election is made, if any, the results to the Fund may differ. If no election is made, then to the extent the straddle and conversion transactions rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.


   Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued could need and to distribute such income to satisfy the Distribution Requirement and to avoid the excise tax (the "Excise Tax") referred in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.


   If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.


   State and Local Taxes. Depending upon the extent of the Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


   Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


   Foreign Shareholders - Income Not Effectively Connected. Dividends distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with U.S. trade or business carried on by the foreign shareholder generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate). Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain the excess of long-term capital gain generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.


   Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of the Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.


   Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.


                     PORTFOLIO TRANSACTIONS

   All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

   Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

   Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

   The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to these organizations in carrying out their obligation to the Fund. The receipt of such research services does not reduce these organizations' normal independent research activities; however, it enables these organizations to avoid the additional expenses which might otherwise be incurred if these organizations were to attempt to develop comparable information through their own staffs.

   The Trust's Board of Trustees periodically reviews Dreyfus' performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the prices paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.


   Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.


   When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


   For the fiscal year ended December 31, 1994, the Fund paid $3,289 in brokerage commissions to non-affiliated brokers. For the fiscal years ended December 31, 1995 and 1996 the Fund did not pay any brokerage commissions.


   Portfolio Turnover. While the Fund does not intend to trade in securities for short-term profits, the Fund will not consider portfolio turnover rate a limiting factor in making investment decisions. While it is not possible to predict the rate of frequency of portfolio transactions (i.e., portfolio turnover rate) with any certainty, at the present time it is anticipated that the portfolio turnover rate of the Fund is likely to exceed 100%. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent the Fund realizes short-term gains as a result of more portfolio transactions, such gains would be taxable to shareholders (other than tax-exempt shareholders) at ordinary income tax rates.


   The portfolio turnover rates for the fiscal years ended 1995 and 1996 for the Fund were 236.10% and 251.66%, respectively.


                    PERFORMANCE INFORMATION

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."


   The Fund's current yield for the 30-day period ended December 31, 1996 was 6.23%, 5.77%, 5.76% and 6.79% for its Class A, Class B, Class C and Class R shares, respectively. Current yield is computed pursuant to a formula which operates, with respect to each Class, as follows: the amount of the Fund's expenses with respect to such Class accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund with respect to such Class during the period.
That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B, Class C and Class R on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.




   The Fund's average annual total returns for Class A shares for the 1, 5, and 10 year periods ended December 31, 1996 were (1.22%), 6.49% and 7.49% respectively. The average annual total returns for Class B shares for the 1 year period ended December 31, 1996 and for the period December 19, 1994 (inception of Class B) through December 31, 1996 were (1.33%) and 7.53%, respectively. The average annual total returns for Class C shares for the 1 year period ended December 31, 1996 and for the period December 19, 1994 (inception of Class C) through December 31, 1996 were 1.53%, and 8.86%, respectively. The average annual total returns for Class R shares for the 1 year period ended December 31, 1996 and for the period February 1, 1993 (inception of Class R) through December 31, 1996 were 3.58% and 7.05%, respectively.

   Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or C the maximum applicable CDSC has been paid upon redemption at the end of the period.

   Effective April 4, 1994, the Retail and Institutional Class of shares of the Fund were reclassified as a single class of Shares known as "Investor Shares" and the Investment Class of shares of the Fund was renamed as the Fund's "Trust Shares." Effective October 17, 1994, the Fund redesignated the Investor Shares as "Class A shares" and the Trust Shares as "Class R shares." The following performance data for Class A shares is reflective of the Fund's Retail Class of Shares' performance. In addition, the following performance data for the Class R shares of the Fund reflects the Fund's former Investment Shares and Trust Shares.



   The Fund's total return for the period August 1, 1979 (commencement of operations) to December 31, 1996 for Class A was 370.96%. Based on net asset value per share, the total return for Class A was 393.12% for this period. The Fund's total return for Class B and Class C for the period from December 19, 1994 (inception date of Class B and Class C) through December 31, 1996 was 15.93% and 18.86%, respectively. Without giving effect to the applicable CDSC, the total return for Class B and C was 18.93% and 18.86%, respectively, for this period. The Fund's total return for the period February 1, 1993 (inception date of Class R) through December 31, 1996 was 30.58%.


   Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.


   The Fund may compare the performance of its shares to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

   Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing the Fund's performance. Furthermore, the Fund may quote its yields in advertisements or in shareholder reports.


   From time to time, advertising material for the Fund may including biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


   Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions. The Fund's yields and total returns will also be affected if Dreyfus waives its investment management fees.


                         INFORMATION ABOUT THE FUND

   The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."


   Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable.


   The Fund will send annual and semi-annual financial statements to all of its shareholders.


   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Fund, the shareholder of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


   The Fund is currently one of three portfolios of the Trust authorized by the Trust's Board.


         CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                          AND INDEPENDENT AUDITORS

   Mellon Bank, One Mellon Bank Center, Pittsburgh, PA 15258, is the Fund's custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is located at One American Express Plaza, Providence, Rhode Island 02903, and is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communication between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis for the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

   Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, Second Floor, Washington, D.C. 20036, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.

   KPMG Peat Marwick LLP was appointed by the Trustees to serve as the Fund's independent auditors for the year ending December 31, 1997, providing audit services including (1) examination of the annual financial statements,
(2) assistance, review and consultation in connection with the SEC and (3) review of the annual federal income tax return filed on behalf of the Fund.


                      FINANCIAL STATEMENTS

   The financial statements for the fiscal year ended December 31, 1996, including notes to the financial statements and supplementary information and the Independent Auditors' Report are included in the Annual Report to Shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements of the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference.

                           APPENDIX A

              INFORMATION ABOUT SECURITIES RATINGS

Corporate Bond Ratings

   Description of Moody's Investors' Service, Inc. corporate bond ratings:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P corporate bond ratings:

   AAA--Bonds rated AAA have the highest rating assigned by S&P to a debt obligations. Capacity to pay interest and repay principal is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC, CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings

   The rating A-1 + is the highest, and A-l the second highest, commercial paper rating assigned by S & P. Paper rated A-1 must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-" or higher), or the direct credit support of an issuer or guarantor that possesses above average, long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigned rating are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

   Description of IBCA Limited/IBCA Inc. commercial paper ratings. Short-term obligations, including commercial paper, rated A-l+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

   Description of Fitch Investors Services LLP commercial paper ratings. Fitch Investors Services LLP employs the rating F-l+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-l+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.


   Description of Duff & Phelps Ratings Co. commercial paper ratings. Duff & Phelps Ratings Co.employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.


   Various of the nationally recognized statistical rating organizations utilize rankings within rating categories indicated by a + or -. The Fund, in accordance with industry practice, recognize as such rankings within categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

   Description of Thomson BankWatch, Inc. ("BankWatch") commercial paper ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2,""TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," "A/B," "B," "B/C," "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.




PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS                                                                             DECEMBER 31, 1996
                                                                                             Principal
Convertible Subordinated Debentures-.8%                                                        Amount                 Value
                                                                                             __________           ____________
      Foreign;                       Rogers Communications,
                                       2%, 2005.............................
                                       (cost $724,876)......................                $  1,405,000           $  779,775
                                                                                                                 _____________
Bonds and Notes-99.0%
     Aircraft & Aerospace-.7%        BE Aerospace,
                                       Sr. Sub. Notes, 9 7/8%, 2006.........                     300,000               316,500
                                     K&F Industries,
                                       Sr. Sub. Notes, 10 3/8%, 2004........                     320,000               339,200
                                                                                                                 _____________
                                                                                                                      655,700
                                                                                                                 _____________
     Banking-5.5%..                  First National Bank of Boston,
                                       Sub. Notes, 7 3/8%, 2006.............                     758,000               770,609
                                     First Nationwide Holdings,
                                       Sr. Sub. Notes, 10 5/8%, 2003........                     350,000 (a)           379,750
                                     First Security,
                                       Sr. Notes, 6 7/8%, 2006..............                     670,000               655,726
                                     First USA Bank,
                                       Medium-Term Notes, 8.10%, 1997.......                     710,000               711,950
                                     First Union Institutional Capital II,
                                       Gtd. Capital Securities, 7.85%, 2027.                     445,000 (a)           440,939
                                     Fleet Financial Group,
                                       Sub. Notes, 7 1/8%, 2006.............                     400,000               399,382
                                     NationsBank,
                                       Sub. Notes, 7 1/2%, 2006.............                     882,000               906,897
                                     Sanwa Business Credit,
                                       Notes, 7 1/4%, 2001..................                     925,000 (a)           943,223
                                                                                                                 _____________
                                                                                                                     5,208,476
                                                                                                                 _____________
     Broadcasting & Media-2.8%       Cablevision Systems,
                                       Sr. Sub. Notes, 9 7/8%, 2006.........                     125,000               128,906
                                     Century Communications,
                                       Sr. Notes, 9 1/2%, 2000..............                     600,000               619,500
                                     Comcast,
                                       Sr. Sub. Deb., 9 3/8%, 2005..........                     400,000               417,000
                                     JCAC (Gtd. by Jacor Communications),
                                       Sr. Sub. Notes, 10 1/8%, 2006........                     400,000               417,000
                                     LodgeNet Entertainment,
                                       Sr. Notes, 10 1/4%, 2006.............                     600,000 (a)           600,750
                                     News America Holdings,
                                       Gtd. Sr. Notes, 8 5/8%, 2003.........                     365,000               392,399
                                     Tele-Communications,
                                       Medium-Term Notes, 7.13%, 1998.......                     100,000              100,594
                                                                                                                 _____________
                                                                                                                    2,676,149
                                                                                                                 _____________
     Building &
        Construction-.1%             American Standard,
                                       Sr. Notes, 10 7/8%, 1999.............                     100,000               107,000
                                                                                                                 _____________

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1996
                                                                                               Principal
Bonds and Notes (continued)                                                                      Amount               Value
                                                                                               _________             _________
     Consumer-5.4%                   CPC International,
                                       Medium-Term Notes, Ser. D, 6 7/8%, 2003             $     875,000            $  885,088
                                     E&S Holdings,
                                       Sr. Sub. Notes, 10 3/8%, 2006........                     400,000 (a)           420,500
                                     Federated Department Stores,
                                       Sr. Notes, 8 1/8%, 2002..............                     125,000               128,164
                                     International Semi-Tech Microelectronics,
                                       Sr. Secured Discount Notes,
                                       Zero Coupon, 2000....................                  450,000 (b)             293,625
                                     Loewen Group International,
                                       Gtd. Sr. Notes, Ser. I, 7 1/2%, 2001.                     200,000              199,976
                                     Muzak L.P./Capital,
                                       Sr. Notes, 10%, 2003.................                     400,000              411,000
                                     Prime Succession Acquisition,
                                       Sr. Sub. Notes, 10 3/4%, 2004........                     130,000 (a)          141,375
                                     Revlon Worldwide,
                                       Sr. Secured Discount Notes,
                                       Zero Coupon, 1998....................                     400,000              349,000
                                     Rite Aid,
                                       Notes, 6.70%, 2001...................                     200,000              199,939
                                     Safeway,
                                       Sr. Sub. Deb., 9.65%, 2004...........                     150,000              168,376
                                     Sears Roebuck Acceptance,
                                       Medium-Term Notes:
                                            Ser. I, 5.60%, 1998                                  535,000              530,105
                                            Ser. I, 5.71%, 2001                                  305,000              296,138
                                            Ser. II, 6.69%, 2001                                 930,000              934,635
                                     Southland,
                                       Sr. Sub. Deb., 5%, 2003..............                     250,000              208,125
                                                                                                                 _____________
                                                                                                                    5,166,046
                                                                                                                 _____________
     Energy-2.4%                     Chesapeake Energy,
                                       Sr. Notes, 9 1/8%, 2006..............                     726,000              756,855
                                     Flores & Rucks,
                                       Sr. Sub. Notes, 9 3/4%, 2006.........                     500,000              531,250
                                     Gulf Canada Resources Ltd.,
                                       Sr. Sub. Deb., 9 5/8%, 2005..........                     400,000              435,000
                                     HS Resources,
                                       Sr. Sub. Notes, 9 1/4%, 2006.........                     205,000 (a)          210,638
                                     NorAm Energy,
                                       Notes, 7 1/2%, 2000..................                     100,000              102,833
                                     Norcen Energy Resources Ltd.,
                                       Deb., 7 3/8%, 2006...................                     165,000              167,256
                                     Oryx Energy,
                                       Notes, 10%, 2001.....................                     80,000                87,783
                                                                                                                 _____________
                                                                                                                    2,291,615
                                                                                                                 _____________
     Finance-9.6%                    Aetna/Travelers Life and Casualty,
                                       Notes, 6 3/4%, 2001..................                     380,000              382,033



PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1996
                                                                                             Principal
Bonds and Notes (continued)                                                                    Amount                Value
                                                                                            ____________         ____________
     Finance (continued)             Associates Corp. of North America, Sr. Notes:
                                       6 5/8%, 2001.........................               $     280,000           $  280,538
                                       6 3/4%, 2001.........................                     225,000              226,313
                                       6 3/4%, 2001.........................                     210,000              211,350
                                     Dollar Financial Group,
                                       Sr. Notes, 10 7/8%, 2006.............                     300,000 (a)          310,500
                                     GMAC,
                                       Notes, 6 7/8%, 2001..................                     780,000              784,689
                                     H.F. Ahmanson & Co.,
                                       Medium-Term Notes, Ser. A, 7.65%, 2000                    630,000              651,908
                                     Lehman Brothers,
                                       Sr. Sub. Notes, 6 1/8%, 2001.........                     400,000              389,789
                                     Lehman Brothers Holdings:
                                       Medium-Term Notes:
                                          Ser. D, 6 1/8%, 1998                                   230,000              228,426
                                          Ser. E, 6.65%, 1998                                    615,000              617,867
                                       Notes, 7 1/4%, 2003..................                     345,000              346,487
                                     Lincoln National,
                                       Deb., 7 1/4%, 2005...................                     770,000              772,584
                                     McDonnell Douglas Financial Services,
                                       Medium-Term Notes, Ser. B, 6.53%, 1998                    245,000 (a)          245,803
                                     Merrill Lynch & Co.,
                                       Notes, 7 3/8%, 2006..................                     670,000              684,908
                                     Paine Webber Group,
                                       Medium-Term Sr. Notes, Ser. C, 7.31%, 2000              1,093,000            1,110,189
                                       Notes, 7 5/8%, 2008..................                     445,000              448,293
                                     Prudential Insurance Company of America,
                                       Surplus Notes, 7.65%, 2007...........                     117,000 (a)          119,705
                                     Smith Barney Holdings, Notes:
                                       7 7/8%, 1999.........................                   1,000,000            1,036,126
                                       7 1/8%, 2006.........................                     325,000              324,274
                                                                                                                 _____________
                                                                                                                    9,171,782
                                                                                                                 _____________
     Finance/
       Asset Backed-6.8%             Asset Securitization,
                                       Commercial Mortgage Pass-Through Ctfs.,
                                       Ser. 1996-MD VI, Cl. A-1C, 7.04%, 2026                    780,000              781,584
                                     Capita Equipment Receivables Trust,
                                       Receivable-Backed Notes,
                                       Ser. 1996-1, Cl. A-3, 6.11%, 1999....                   1,190,000            1,191,859
                                     Centrex Auto Trust,
                                       Asset Backed Notes,
                                       Ser. 1996-B, Cl. A, 6.15%, 2004......                     549,000 (a)          547,284
                                     EQCC Home Equity Loan Trust,
                                       Asset Backed Ctfs.:
                                         Ser. 1993-3, 5.15%, 2008                                643,208              612,733
                                         Ser. 1996-1, Cl. A-2, 5.82%, 2009                       627,000              619,996

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  DECEMBER 31, 1996
                                                                                                 Principal
Bonds and Notes (continued)                                                                       Amount              Value
                                                                                                __________         __________
        Finance/
          Asset Backed (continued)   Ford Credit Auto Owner Trust,
                                       Asset Backed Notes,
                                       Ser. 1996-A, Cl. A-3, 6 1/2%, 1999...               $     640,000         $    645,715
                                     TMS Home Equity Trust,
                                       Asset Backed Ctfs.:
                                           Ser. 1994-B, Cl. A-4, 7.60%, 2021                     359,000              368,126
                                           Ser. 1994-C, Cl. A-4, 7.80%, 2021                     245,000              252,595
                                           Ser. 1996-C, Cl. A-6, 7.69%, 2024                     637,000              655,065
                                     UACSC Auto Trust,
                                       Automobile Receivable Backed Ctfs.,
                                       Ser. 1996-D, Cl. A-2, 6.17%, 2002....                     808,000              803,798
                                                                                                                 _____________
                                                                                                                    6,478,755
                                                                                                                 _____________
     Foreign-8.0%                    ANZ Banking Group Ltd.,
                                       Sub. Notes, 7.55%, 2006..............                     755,000              782,142
                                     Aegon N.V.,
                                       Sub. Notes, 8%, 2006.................                     972,000            1,035,245
                                     BHP Finance (USA) Ltd.
                                       (Gtd. by Broken Hill Proprietary Ltd.),
                                       Notes, 6.69%, 2006...................                     967,000              945,898
                                     China International Trust and Investment,
                                       Bonds, 6 7/8%, 2003..................                   1,000,000              963,466
                                     Hanson Overseas B.V.,
                                       Gtd. Sr. Notes, 6 3/4%, 2005.........                     619,000              607,391
                                     Malayan Banking Berhad,
                                       Sub. Notes, 7 1/8%, 2005.............                     160,000              159,330
                                     Midland Bank plc,
                                       Sub. Notes, 7 5/8%, 2006.............                     519,000              536,937
                                     People's Republic of China,
                                       Bonds, 7 3/4%, 2006..................                     610,000              624,797
                                     Petroliam Nasional Berhad,
                                       Bonds, 7 5/8%, 2026..................                     890,000 (a)          903,022
                                     Stone-Consolidated,
                                       Sr. Secured Notes, 10 1/4%, 2000.....                     470,000              500,550
                                     Wharf Capital International Ltd.,
                                       Gtd. Notes, 8 7/8%, 2004.............                     490,000              515,634
                                                                                                                 _____________
                                                                                                                    7,574,412
                                                                                                                 _____________
     Hospital Related-1.9%           Genesis Health Ventures,
                                       Sr. Sub. Notes, 9 1/4%, 2006.........                     310,000 (a)          320,075
                                     Integrated Health Services,
                                       Sr. Sub. Notes, 9 5/8%, 2002.........                     400,000              414,000
                                     Tenet Healthcare,
                                       Sr. Notes, 9 5/8%, 2002..............                     620,000              682,000
                                     Universal Health Services,
                                       Sr. Notes, 8 3/4%, 2005..............                     380,000              391,875
                                                                                                                 _____________
                                                                                                                    1,807,950
                                                                                                                 _____________

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      DECEMBER 31, 1996
                                                                                                Principal
Bonds and Notes (continued)                                                                      Amount               Value
                                                                                                __________         __________
     Industrial-8.1%                 ADT Operations,
                                       Gtd. Sr. Notes, 8 1/4%, 2000.........               $     100,000        $     104,458
                                     Building Materials Corp. of America,
                                       Sr. Notes, 8 5/8%, 2006..............                     490,000 (a)          490,000
                                     ConAgra,
                                       Sr. Notes, 7 1/8%, 2006..............                     670,000 (c)          684,267
                                     Goss Graphic Systems,
                                       Sr. Sub. Notes, 12%, 2006............                     175,000              181,125
                                     Iron Mountain,
                                       Sr. Sub. Notes, 10 1/8%, 2006........                     600,000              639,000
                                     Lear Seating,
                                       Sub. Notes, 8 1/4%, 2002.............                     485,000              491,063
                                     Lockheed Martin:
                                       Gtd. Deb., 7 3/4%, 2026..............                   1,235,000            1,289,778
                                       Gtd. Notes, 7 1/4%, 2006.............                     405,000              412,074
                                     Newport News Shipbuilding,
                                       Sr. Notes, 8 5/8%, 2006..............                     300,000 (a)          308,250
                                     Plastic Containers,
                                       Sr. Secured Notes, 10%, 2006.........                     325,000 (a)          334,750
                                     Pohang Iron & Steel, Ltd.,
                                       Notes, 7 3/8%, 2005..................                     845,000              858,051
                                     Rayovac,
                                       Sr. Sub. Notes, 10 1/4%, 2006........                     300,000 (a)          309,000
                                     Safelite Glass,
                                       Sr. Sub Notes, 9 7/8%, 2006..........                     250,000 (a)          258,750
                                     Speedy Muffler King,
                                       Sr. Notes, 10 7/8%, 2006.............                     480,000              517,200
                                     USG,
                                       Sr. Notes, Ser. B, 9 1/4%, 2001......                     400,000               424,986
                                     Valassis Inserts,
                                       Sr. Sub. Notes, 9 3/8%, 1999.........                     440,000               451,228
                                                                                                                 _____________
                                                                                                                     7,753,980
                                                                                                                 _____________
     Metals-.8%                      Kaiser Aluminum & Chemical,
                                       Sr. Notes, 10 7/8%, 2006.............                     350,000 (a)          370,125
                                     U.S. Can,
                                       Sr. Sub. Notes, 10 1/8%, 2006........                     350,000 (a)          369,250
                                                                                                                 _____________
                                                                                                                      739,375
                                                                                                                 _____________
     Paper-.7%                               Fort Howard,
                                       Sr. Notes, 9 1/4%, 2001..............                     400,000               417,000
                                     Stone Container,
                                       First Mortgage Notes, 10 3/4%, 2002..                     210,000               222,075
                                                                                                                 _____________
                                                                                                                      639,075
                                                                                                                 _____________
     Railroad-1.2%                   Burlington Northern Railroad Trust,
                                       Pass Through Ctfs.,
                                       Ser. 1996-B, 6.96%, 2009.............                     430,000               432,580

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
                                                                                              Principal
Bonds and Notes (continued)                                                                     Amount               Value
                                                                                               ______                ______
     Railroad (continued)            Union Pacific,
                                       Notes, 6.70%, 2006...................               $     715,000        $     696,214
                                                                                                                 _____________
                                                                                                                    1,128,794
                                                                                                                 _____________
     Telecommunications-2.4%         360 Communications,
                                       Sr. Notes, 7 1/8%, 2003..............                     225,000               222,716
                                     MFS Communications,
                                       Sr. Discount Notes, Zero Coupon, 2001                     600,000 (d)          444,750
                                     Paging Network,
                                       Sr. Sub. Notes, 10%, 2008............                     450,000              458,438
                                     Teleport Communications Group,
                                       Sr. Notes, 9 7/8%, 2006..............                     400,000              430,000
                                     Vanguard Cellular Systems,
                                       Sr. Deb., 9 3/8%, 2006...............                     700,000              710,500
                                                                                                                 _____________
                                                                                                                    2,266,404
                                                                                                                 _____________
     Textiles-1.1%                   Dominion Textile (USA),
                                       Gtd. Sr. Notes, 8 7/8%, 2003.........                     400,000              407,000
                                     WestPoint Stevens,
                                       Sr. Notes, 8 3/4%, 2001..............                     615,000              632,681
                                                                                                                 _____________
                                                                                                                    1,039,681
                                                                                                                 _____________
     Utilities-1.4%                  El Paso Electric,
                                     First Mortgage Bonds, Ser. A, 7 1/4%, 1999                  740,000              744,625
                                     Ferrellgas Partners Finance/Partners, L.P.,
                                       Sr. Secured Notes, 9 3/8%, 2006......                     485,000              494,094
                                     Ohio Edison,
                                       First Mortgage Bonds, 8 3/4%, 1998...                     110,000              112,598
                                                                                                                 _____________
                                                                                                                    1,351,317
                                                                                                                 _____________
     U.S. Government
       Agencies-36.2%                Federal National Mortgage Association:
                                       6.097%, 2/1/2031.....................                     493,922 (e)          492,071
                                       6 1/2%, 4/1/2003-5/1/2026............                   3,425,562            3,307,015
                                       7%, 7/1/2003-11/1/2026...............                   9,488,086 (f)        9,433,941
                                       7.43%, 8/1/2006......................                     596,463              604,850
                                       7 1/2%, 10/1/2003-10/1/2011..........                   3,199,562            3,248,458
                                       7.536%, 6/1/2016.....................                     962,474              982,025
                                       8%, 10/1/2010-6/1/2026...............                   5,843,993            5,974,025
                                       9%, 4/1/2025-6/1/2026................                   3,335,116             3,520,559
                                       14 3/4%, 8/1/2012....................                      33,746                38,797
                                       Multifamily REMIC Trust,
                                           Gtd. REMIC Pass-Through Ctfs.,
                                           Ser. 1996-M7, Cl. B, 6.856%, 6/17/2011            320,000 (e)              317,600
                                       Real Estate Mortgage Investment
                                           Conduit Trust, Pass-Through Ctfs.
                                           (Collateralized by FNMA Pass-Through Ctfs.),
                                           Ser. G92-20, Cl. SA, 468 7/8%, 4/25/2022
                                           (Interest Only Obligation)                            (e,g)                192,881

PREMIER MANAGED INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               DECEMBER 31, 1996
                                                                                               Principal
Bonds and Notes (continued)                                                                     Amount                Value
                                                                                              __________           __________
      U.S Government
     Agencies (continued)            Government National Mortgage Association I:
                                       7 1/2%, 12/15/2023-12/15/2026........                $  2,909,660 (f)      $ 2,918,137
                                       8 1/2%, 12/15/2021...................                     967,908            1,006,925
                                     Government National Mortgage Association II:
                                       7%, 6/20/2026........................                   1,465,111            1,427,106
                                       8%, 11/20/2026.......................                   1,065,918            1,082,899
                                                                                                                 _____________
                                                                                                                    34,547,289
                                                                                                                 _____________
     U.S. Government-3.9%            U.S. Treasury Bonds:
                                       11 3/4%, 2/15/2010...................                     318,000              422,542
                                       7 1/4%, 5/15/2016....................                   2,568,000            2,712,450
                                       7 1/8%, 2/15/2023....................                     248,000              258,928
                                     U.S. Treasury Notes,
                                       7 1/4%, 8/15/2004....................                     324,000              341,162
                                                                                                                 _____________
                                                                                                                   3,735,082
                                                                                                                 _____________
                                     TOTAL BONDS AND NOTES
                                       (cost $93,572,005)...................                                      $94,338,882
                                                                                                                ==============
Short-Term Investments-.8%
     Commercial Paper;               Ford Motor Credit,
                                       7.10%, 1/2/1997
                                       (cost $755,000)......................               $     755,000        $     755,000
                                                                                                                ==============
TOTAL INVESTMENTS (cost $95,051,881)........................................                      100.6%          $95,873,657
                                                                                                ========        ==============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                       (.6%)        $    (608,435)
                                                                                                ========        ==============
NET ASSETS..................................................................                      100.0%          $95,265,222
                                                                                                ========        ==============
Notes to Statements of Investments:
    (a)  Securities exempt from registration under Rule 144A of the
   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
   December 31, 1996, these securities amounted to $8,023,689 or 8.4% of net assets.
    (b)  Zero Coupon until 8/15/2000, date on which a stated coupon rate of
   11 1/2% becomes effective; the stated maturity date is 8/15/2003.
    (c)  Reflects date security can be redeemed at holder's option; the stated maturity is 10/1/2026.
    (d)  Zero coupon until 1/15/2001, date on which a stated coupon rate of 8
   7/8% becomes effective; the stated maturity is 1/15/2006.
    (e)  Variable rate security-interest rate subject to periodic change.
    (f)  Partially purchased on a forward commitment basis.
    (g)  Nominal face $15,308.






See notes to financial statements.

PREMIER MANAGED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  DECEMBER 31, 1996
                                                                                              Cost                   Value
                                                                                          ____________            ____________
ASSETS:                          Investments in securities-See Statement of Investments  $  95,051,881          $  95,873,657
                                 Receivable for investment securities sold..                                         2,610,281
                                 Interest receivable........................                                         1,202,685
                                                                                                                  ____________
                                                                                                                   99,686,623
                                                                                                                  ____________
LIABILITIES:                     Due to The Dreyfus Corporation.............                                           57,142
                                 Due to Distributor.........................                                           20,899
                                 Cash overdraft due to Custodian............                                          114,655
                                 Payable for investment securities purchased                                        3,190,947
                                 Payable for shares of Beneficial Interest redeemed                                 1,037,758
                                                                                                                  ____________
                                                                                                                    4,421,401
                                                                                                                  ____________
NET ASSETS..................................................................                                    $  95,265,222
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                     $102,697,424
                                 Accumulated net realized gain (loss) on investments                               (8,253,978)
                                 Accumulated net unrealized appreciation (depreciation)
                                     on investments-Note 3                                                            821,776
                                                                                                                  ____________
NET ASSETS..................................................................                                    $  95,265,222
                                                                                                                 =============

                                                    NET ASSET VALUE PER SHARE
                                                _______________________________

                                         Class A                Class B                   Class C                  Class R
                                      _____________         ______________             _______________        ________________
Net Assets......................      $  77,304,888        $    4,973,026                $  420,12              $  12,567,181
Shares Outstanding.....................   7,206,339               463,576                   39,155                  1,171,741
NET ASSET VALUE PER SHARE............        $10.73                $10.73                   $10.73                     $10.73
                                            ========               =======                 ========                  ========





See notes to financial statements.

PREMIER MANAGED INCOME FUND
STATEMENT OF OPERATIONS                        YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME

INCOME                           Interest Income............................                                      $ 7,043,422
EXPENSES:                        Management fee-Note 2(a)...................                $    653,857
                                 Distribution and service fees-Note 2(b)....                     233,817
                                 Trustees' fees and expenses-Note 2(c)......                      9,146
                                                                                             ___________
                                     Total Expenses.........................                                          896,820
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                        6,146,602
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                $   (576,926)
                                 Net unrealized appreciation (depreciation) on investments    (2,599,839)
                                                                                             ___________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (3,176,765)
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $ 2,969,837
                                                                                                                 =============






See notes to financial statements.

PREMIER MANAGED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Year Ended               Year Ended
                                                                                 December 31, 1996         December 31, 1995
                                                                                ___________________      ___________________
OPERATIONS:
  Investment income-net..........................................                 $   6,146,602             $   6,556,543
  Net realized gain (loss) on investments........................                      (576,926)                 (862,188)
  Net unrealized appreciation (depreciation) on investments......                    (2,599,839)                 9,120,356
                                                                                ___________________      ___________________
      Net Increase (Decrease) in Net Assets Resulting from Operations                  2,969,837                14,814,711
                                                                                ___________________      ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares...............................................                    (5,098,797)               (5,668,955)
    Class B shares...............................................                      (204,999)                  (55,908)
    Class C shares...............................................                        (9,243)                   (1,493)
    Class R shares...............................................                      (832,063)                 (797,413)
                                                                                ___________________      ___________________
      Total Dividends............................................                    (6,145,102)                (6,523,769)
                                                                                ___________________      ___________________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares...............................................                      11,645,529               10,220,352
    Class B shares...............................................                       3,058,864                2,207,592
    Class C shares...............................................                         417,763                   87,477
    Class R shares...............................................                       5,288,706                6,078,239
  Dividends reinvested:
    Class A shares...............................................                       4,086,892                4,488,158
    Class B shares...............................................                          94,447                   29,712
    Class C shares...............................................                           2,065                      405
    Class R shares...............................................                         747,833                  647,434
  Cost of shares redeemed:
    Class A shares...............................................                     (16,479,953)             (20,718,702)
    Class B shares...............................................                        (359,304)                 (68,609)
    Class C shares...............................................                         (65,122)                 (22,587)
    Class R shares...............................................                      (4,614,714)              (5,758,344)
                                                                                ___________________      ___________________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions            3,823,006              (2,808,873)
                                                                                ___________________      ___________________
        Total Increase (Decrease) in Net Assets..................                          647,741                5,482,069
NET ASSETS:
  Beginning of Period............................................                        94,617,481              89,135,412
                                                                                ___________________      ___________________
  End of Period..................................................                      $ 95,265,222            $ 94,617,481
                                                                                ===================      ===================

DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME-NET.................                           __              $        (1,500)
                                                                                ___________________      ___________________


See notes to financial statements.



PREMIER MANAGED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                    Shares
                                                                                ____________________________________________
                                                                                     Year Ended              Year Ended
                                                                                 December 31, 1996         December 31, 1995
                                                                                ___________________      ___________________
CAPITAL SHARE TRANSACTIONS:
  Class A
  ________
  Shares sold......................................................                   1,074,433                 973,428
  Shares issued for dividends reinvested...........................                     383,665                 420,887
  Shares redeemed..................................................                  (1,542,448)               (1,961,160)
                                                                                ___________________      ___________________
                           Net Increase (Decrease) in Shares Outstanding                (84,350)                 (566,845)
                                                                                ===================      ===================
  Class B
  ________
  Shares sold......................................................                     286,510                   205,379
  Shares issued for dividends reinvested...........................                       8,877                     2,738
  Shares redeemed..................................................                     (33,651)                   (6,278)
                                                                                ___________________      ___________________
                           Net Increase (Decrease) in Shares Outstanding                261,736                   201,839
                                                                                ===================      ===================
  Class C
  ________
  Shares sold......................................................                      39,075                     8,049
  Shares issued for dividends reinvested...........................                         193                        37
  Shares redeemed..................................................                      (6,124)                   (2,076)
                                                                                ___________________      ___________________
                           Net Increase (Decrease) in Shares Outstanding                 33,144                     6,010
                                                                                ===================      ===================
  Class R
  ________
  Shares sold......................................................                     493,176                   574,177
  Shares issued for dividends reinvested...........................                      70,200                    60,440
  Shares redeemed..................................................                    (432,290)                 (541,031)
                                                                                ___________________      ___________________
                           Net Increase (Decrease) in Shares Outstanding                131,086                    93,586
                                                                                ===================      ===================

See notes to financial statements.


PREMIER MANAGED INCOME FUND
FINANCIAL HIGHLIGHTS
    Reference is made to pages 4, 5, 6, 7 and 8 of the Fund's Prospectus dated May 1, 1997.

See notes to financial statements.

PREMIER MANAGED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1- SIGNIFICANT ACCOUNTING POLICIES:
    The Dreyfus/Laurel Funds Trust (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering three series including the Premier Managed Income Fund (the "Fund"). The Fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations and in obligations having maturities of 10 years or less. The Dreyfus Corporation ("Manager") serves as the Fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.
    Investment income, net of expenses (other than class specific expenses), realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the dire ction of the Board of Trustees. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

PREMIER MANAGED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $8,217,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. The carryover does not include net realized securities losses from November 1, 1996 through December 31, 1996 which are treated, for Federal income tax purposes, as arising in fiscal 1997. If not applied, $6,470,000 of the carryover expires in fiscal 2002, $540,000 of the carryover expires in fiscal 2003, and $1,207,000 of the carryover expires in fiscal 2004.
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel).
    (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act relating to its Class A, B and C shares. Under the Plan, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, the Fund may pay the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, pursuant to which the Fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no service or distribution fee. For the period ended December 31, 1996, the distribution fee for Class A, Class B and Class C shares was $196,636, $26,667 and $1,219, respectively. During the period ended December 31, 1996, the service fee for Class B and Class C shares was $8,889 and $406, respectively.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.
    (C) TRUSTEES' FEES: Each trustee who is not an "interested person" as defined in the Act receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. These expenses are paid in total by the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust. In addition the Chairman of the Board receives an annual fee of $75,000 per year. These fees and expenses are charged and allocated to each series

PREMIER MANAGED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) based on net assets.
NOTE 3- SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1996 amounted to $239,911,562 and $233,198,317, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $821,776, consisting of $1,497,046 gross unrealized appreciation and $675,270 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 4-BANK LINE OF CREDIT:
The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Fund did not borrow under the line of credit.

PREMIER MANAGED INCOME FUND
INDEPENDENT AUDITORS' REPORT
THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE DREYFUS/LAUREL FUNDS TRUST:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the two-year period ended December 31, 1993 were audited by other auditors whose report thereon, dated February 14, 1994, expressed an unqualified opinion on those financial highlights.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                      [KPMG Peat Marwick signature logo]


New York, New York
February 14, 1997


                      THE DREYFUS/LAUREL FUNDS TRUST
                    (formerly The Laurel Funds Trust)

                                  PART C
                            OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements:

               Included in Part A:

                    Financial Highlights for each of the periods indicated therein.

                    Included in Part B: The following financial statements for the first year ended December 31, 1996 are incorporated by reference to the Registrant's Semi-Annual Report to Shareholders filed on February 28, 1997

                    -    Reports of Independent Auditors.
                    -    Portfolio of Investments.
                    -    Statement of Assets and Liabilities.
                    -    Statement of Operations.
                    -    Statements of Changes in Net Assets.
                    -    Notes to Financial Statements.


     (b)  Exhibits:

          1(a) Second Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 87.

          1(b) Amendment No. 1 to Registrant's Second Amended and Restated Agreement and Declaration of Trust filed on February 7, 1994. Incorporated by reference to
                 Post-Effective Amendment No. 90.

          1(c) Amendment No. 2 to Registrant's Second Amended and Restated Agreement and Declaration of Trust filed on March 31, 1994. Incorporated by reference to
                 Post-Effective Amendment No. 90.

          1(d) Amendment No. 3 to Registrant's Second Amended and Restated Agreement and Declaration of Trust.
                 Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

          1(e) Amendment No. 4 to Registrant's Second Amended and Restated Agreement and Declaration. Incorporated by reference to Post-Effective Amendment No. 93.

          2 Amended and Restated By-Laws. Incorporated by reference to Post-Effective Amendment No. 75.

          3      Not Applicable.

          4      Specimen security.  To be filed by Amendment.

          5(a) Investment Management Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994. Incorporated by reference to Post-Effective Amendment No. 90.

          5(b) Assignment Agreement among the Registrant, Mellon Bank, N.A. and The Dreyfus Corporation, dated as of October 17, 1994, (relating to Investment Management Agreement dated April 4, 1994). Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

          6 Distribution Agreement between the Registrant and Premier Mutual Fund Services, Inc., dated as of October 17, 1994. Incorporated by reference to Post-Effective
                 Amendment No. 93 filed on December 13, 1994.

          7      Not applicable.

          8(a) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994. Incorporated by reference to Post-Effective Amendment No. 102 filed on April 23, 1997.

          8(b) Amendment to Custody and Fund Accounting Agreement, dated August 1, 1994. Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

          9(a) Transfer Agent Agreement between the Registrant and Boston Safe Deposit and Trust Company (currently known as The Shareholder Services Group, Inc.) Incorporated by reference to Post-Effective Amendment No. 102 filed on April 23, 1997.

          9(b) Supplement to Transfer Agent Agreement for the Registrant, dated June 1, 1989. Incorporated by reference to Post-Effective Amendment No. 78.

          9(c) Supplement to Transfer Agent Agreement for the Registrant, dated April 4, 1994. Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

           10 Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment No. 93 filed on December 13, 1994. Consent of counsel is filed herewith.

          11(a) Consent of KPMG Peat Marwick LLP is incorporated by reference to Post-Effective Amendment No. 94.

          11(b) Consent of Coopers & Lybrand LLP is incorporated by reference to Post-Effective Amendment No. 94.

          12     Not Applicable.

          13     Not Applicable.

          14     Not applicable.

          15(a) Restated Distribution Plan (relating to Investor Shares and Class A Shares). Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

          15(b) Form of Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 93 filed on December 13, 1994.

          16 Performance Information is incorporated by reference to Post-Effective Amendment No. 76.

          18 Registrant's Rule 18f-3 Plans, as revised are incorporated by reference to Post-Effective Amendment No. 100.


     Other Exhibits
     --------------

          (a) Powers of attorney of the Trustees and Officers dated April 5, 1995 are incorporated by reference to Post-Effective Amendment No. 94.

     Item 25.    Persons Controlled By or Under Common Control with
                 Registrant

                 Not Applicable.

                 Item 26.  Number of Holders of Securities
                     -------------------------------

                 Set forth below are the number of recordholders of securities of each series of the Registrant as of March 31, 1997:

                                   Number of Record Holders

                                   Investor  Class R   Institutional
Title of Class                     Shares    Shares    Shares
--------------                     -------   -------   -------------
Dreyfus Core Value Fund            19,114     64       1,712

                                   Class A   Class B   Class C   Class R

Dreyfus Premier Managed Income Fund 4,516    256          11          63

    Item 27.    Indemnification
                ---------------

          Under a provision of the Registrant's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him/her in connection with any action, suit or proceeding to which he/she may be a party or otherwise involved by reason of his/her being or having been a Trustee or officer of the Registrant.

          This provision does not authorize indemnification against any liability to the Registrant or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his/her duties. Moreover, this provision does not authorize indemnification where such Trustee or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his/her actions were in or not opposed to the best interests of the Registrant. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Trustee or officer to repay such expenses to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust.

     Item 28.    Business and Other Connections of Investment Adviser
                 ----------------------------------------------------

                 Investment Adviser -- The Dreyfus Corporation

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)        Comstock Partners Funds, Inc.
2)        Dreyfus A Bonds Plus, Inc.
3)        Dreyfus Appreciation Fund, Inc.
4)        Dreyfus Asset Allocation Fund, Inc.
5)        Dreyfus Balanced Fund, Inc.
6)        Dreyfus BASIC GNMA Fund
7)        Dreyfus BASIC Money Market Fund, Inc.
8)        Dreyfus BASIC Municipal Fund, Inc.
9)        Dreyfus BASIC U.S. Government Money Market Fund
10)       Dreyfus California Intermediate Municipal Bond Fund
11)       Dreyfus California Tax Exempt Bond Fund, Inc.
12)       Dreyfus California Tax Exempt Money Market Fund
13)       Dreyfus Cash Management
14)       Dreyfus Cash Management Plus, Inc.
15)       Dreyfus Connecticut Intermediate Municipal Bond Fund
16)       Dreyfus Connecticut Municipal Money Market Fund, Inc.
17)       Dreyfus Florida Intermediate Municipal Bond Fund
18)       Dreyfus Florida Municipal Money Market Fund
19)       The Dreyfus Fund Incorporated
20)       Dreyfus Global Bond Fund, Inc.
21)       Dreyfus Global Growth Fund
22)       Dreyfus GNMA Fund, Inc.
23)       Dreyfus Government Cash Management
24)       Dreyfus Growth and Income Fund, Inc.
25)       Dreyfus Growth and Value Funds, Inc.
26)       Dreyfus Growth Opportunity Fund, Inc.
27)       Dreyfus Income Funds
28)       Dreyfus Institutional Money Market Fund
29)       Dreyfus Institutional Short Term Treasury Fund
30)       Dreyfus Insured Municipal Bond Fund, Inc.
31)       Dreyfus Intermediate Municipal Bond Fund, Inc.
32)       Dreyfus International Funds, Inc.
33)       Dreyfus Investment Grade Bond Funds, Inc.
34)       The Dreyfus/Laurel Funds, Inc.
35)       The Dreyfus/Laurel Tax-Free Municipal Funds
36)       Dreyfus LifeTime Portfolios, Inc.
37)       Dreyfus Liquid Assets, Inc.
38)       Dreyfus Massachusetts Intermediate Municipal Bond Fund
39)       Dreyfus Massachusetts Municipal Money Market Fund
40)       Dreyfus Massachusetts Tax Exempt Bond Fund
41)       Dreyfus MidCap Index Fund
42)       Dreyfus Money Market Instruments, Inc.
43)       Dreyfus Municipal Bond Fund, Inc.
44)       Dreyfus Municipal Cash Management Plus
45)       Dreyfus Municipal Money Market Fund, Inc.
46)       Dreyfus New Jersey Intermediate Municipal Bond Fund
47)       Dreyfus New Jersey Municipal Bond Fund, Inc.
48)       Dreyfus New Jersey Municipal Money Market Fund, Inc.
49)       Dreyfus New Leaders Fund, Inc.
50)       Dreyfus New York Insured Tax Exempt Bond Fund
51)       Dreyfus New York Municipal Cash Management
52)       Dreyfus New York Tax Exempt Bond Fund, Inc.
53)       Dreyfus New York Tax Exempt Intermediate Bond Fund
54)       Dreyfus New York Tax Exempt Money Market Fund
55)       Dreyfus 100% U.S. Treasury Intermediate Term Fund
56)       Dreyfus 100% U.S. Treasury Long Term Fund
57)       Dreyfus 100% U.S. Treasury Money Market Fund
58)       Dreyfus 100% U.S. Treasury Short Term Fund
59)       Dreyfus Pennsylvania Intermediate Municipal Bond Fund
60)       Dreyfus Pennsylvania Municipal Money Market Fund
61)       Dreyfus Premier California Municipal Bond Fund
62)       Dreyfus Premier Equity Funds, Inc.
63)       Dreyfus Premier Global Investing, Inc.
64)       Dreyfus Premier GNMA Fund
65)       Dreyfus Premier Growth Fund, Inc.
66)       Dreyfus Premier Insured Municipal Bond Fund
67)       Dreyfus Premier Municipal Bond Fund
68)       Dreyfus Premier New York Municipal Bond Fund
69)       Dreyfus Premier State Municipal Bond Fund
70)       Dreyfus Premier Value Fund
71)       Dreyfus S&P 500 Index Fund
72)       Dreyfus Short-Intermediate Government Fund
73)       Dreyfus Short-Intermediate Municipal Bond Fund
74)       The Dreyfus Socially Responsible Growth Fund, Inc.
75)       Dreyfus Stock Index Fund, Inc.
76)       Dreyfus Tax Exempt Cash Management
77)       The Dreyfus Third Century Fund, Inc.
78)       Dreyfus Treasury Cash Management
79)       Dreyfus Treasury Prime Cash Management
80)       Dreyfus Variable Investment Fund
81)       Dreyfus Worldwide Dollar Money Market Fund, Inc.
82)       General California Municipal Bond Fund, Inc.
83)       General California Municipal Money Market Fund
84)       General Government Securities Money Market Fund, Inc.
85)       General Money Market Fund, Inc.
86)       General Municipal Bond Fund, Inc.
87)       General Municipal Money Market Fund, Inc.
88)       General New York Municipal Bond Fund, Inc.
89)       General New York Municipal Money Market Fund


(b)
                                                            Positions and
Name and principal       Positions and offices with         offices with
business address         the Distributor                    Registrant
__________________       ___________________________        _____________

Marie E. Connolly+       Director, President, Chief         President and
                         Executive Officer and Compliance   Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer   Vice President
                         and Chief Financial Officer        and Assistant
                                                            Treasurer

John E. Pelletier+       Senior Vice President, General     Vice President
                         Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+            First Vice President               None

Dale F. Lampe+           Vice President                     None

Mary A. Nelson+          Vice President                     Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+           Vice President                     None

Elizabeth A. Keeley++    Assistant Vice President           Vice President
                                                            and Assistant
                                                            Secretary

Jean M. O'Leary+         Assistant Secretary and            None
                         Assistant Clerk

John W. Gomez+           Director                           None

William J. Nutt+         Director                           None




________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                SIGNATURES
                                 __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of April, 1997.

                    THE DREYFUS/LAUREL FUNDS TRUST

               BY:  /s/Marie E. Connolly*
                    ______________________________________
                    Marie E. Connolly, President


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                              Title                      Date
________________________      ______________________________     __________

/s/Marie E. Connolly*         President, Treasurer               04/28/97
---------------------------
Marie E. Connolly

/s/Francis P. Brennan*        Trustee,                           04/28/97
---------------------------   Chairman of the Board
Francis P. Brennan

/s/Ruth Marie Adams*          Trustee                            04/28/97
---------------------------
Ruth Marie Adams

/s/Joseph S. DiMartino*       Trustee                            04/28/97
---------------------------
Joseph S. DiMartino

/s/James M. Fitzgibbons*      Trustee                            04/28/97
---------------------------
James M. Fitzgibbons

/s/Kenneth A. Himmel*         Trustee                            04/28/97
---------------------------
Kenneth A. Himmel

/s/Stephen J. Lockwood*       Trustee                            04/28/97
---------------------------
Stephen J. Lockwood

/s/Roslyn M. Watson*          Trustee                            04/28/97
---------------------------
Roslyn M. Watson

/s/J. Tomlinson Fort*         Trustee                            04/28/97
---------------------------
J. Tomlinson Fort

/s/Arthur L. Goeschel*        Trustee                            04/28/97
---------------------------
Arthur L. Goeschel

/s/Arch S. Jeffery*           Trustee                            04/28/97
---------------------------
Arch S. Jeffery

/s/John Sciullo*              Trustee                            04/28/97
---------------------------
John Sciullo



*By: Elizabeth Keeley
     ---------------------------
     Attorney-in-Fact